Exhibit 10.1

CREDIT AGREEMENT

by and among

The Borrowers, Party Hereto

and

RBS CITIZENS, N.A., as Sole Lead Arranger, Sole Bookrunner, Swingline Lender and Administrative Agent

and

Wells Fargo Bank, N.A., as Documentation Agent,

 And

The other Lenders, Party Hereto

Dated as of
April 15, 2013

TABLE OF CONTENTS

SECTION 1.	Definitions, other Interpretive Provisions and Authorized Representatives.	1
SECTION 2.	The Commitments and Loans	3
2.1	Committed Loans	3
SECTION 3.	$46,000,000.00 Term Loan Facility.	3
3.1	Term Loan	3
3.2	Purpose of the Term Loan	4
3.3	Funding of the Term Loan	4
3.4	Payments	4
SECTION 4.	$15,000,000.00 Development Line of Credit Loan	4
4.1	Development Line of Credit Loan	4
4.2	Purpose of the Development Line of Credit Loan	5
4.3	Funding of Advances under the Development Line of Credit Loan	5
4.4	Availability of Advances	6
4.5	Development Line Commitment Fee	6
4.6	Development Line of Credit Note	7
4.7	Repayment of Principal on the Development Line of Credit Loan	7
SECTION 5.	Swingline Loan Subfacility	9
5.1	Swingline Commitment	9
5.2	Swingline Loan Borrowings	9
SECTION 6.	$2,000,000.00 Revolving Line of Credit Loan.	11
6.1	Revolving Line of Credit Loan	11
6.2	Purpose of the Revolving Line of Credit Loan	12
6.3	Fundings of Advances Under the Revolving Line of Credit Loan	12
6.4	Availability of Advances	12
6.5	Revolving Line Commitment Fee	13
6.6	Revolving Line of Credit Notes and Payments	13
SECTION 7.	Interest Rate Provisions.	13
7.1	Interest Rates Applicable to the Loans.	13
7.2	Swingline Loans	16
7.3	Default Rate and Payment Dates.	16
7.4	Inability to Determine Interest Rate.	17
7.5	Yield Protection.	17
7.6	Compensation for Losses	19
7.7	Hedging Contracts.	20
7.8	Taxes.	20
7.9	Illegality.	26
7.10	Mitigation Obligations; Replacement of Lenders.	26
SECTION 8.	Payments.	28
8.1	Method of Payment.	28
8.2	Pro Rata Treatment and Payments.	28
8.3	Prepayments.	31
8.4	Non-Receipt of Funds by the Administrative Agent.	33

8.5	Right to Set-Off; Sharing of Payments.	35
8.6	Payments Set Aside.	37
SECTION 9.	Conditions Precedent to Effectiveness of this Agreement.	37
9.1	Conditions Precedent to Line Advances and Revolver Advances	39
9.2	Requisition Procedures/Line Advances.	41
SECTION 10.	Borrowers’ Representations and Warranties	42
10.1	Existence and Rights	42
10.2	Agreement and Notes Authorized	43
10.3	No Conflict	43
10.4	Litigation	43
10.5	Financial Condition	44
10.6	Title to Assets	44
10.7	Tax Status	44
10.8	Compliance with Law	44
10.9	Other Regulations	44
10.10	Security Interest	45
10.11	Collateral	45
10.12	Other Obligations	45
10.13	Insurance	45
10.14	ERISA	45
10.15	Environmental Matters	46
SECTION 11.	Borrowers’ Affirmative Covenants	47
11.1	Legal Existence, Franchisee Standing, Etc	48
11.2	Insurance	48
11.3	Use of Collateral; Taxes and Other Liabilities	48
11.4	Records and Reports	49
11.5	Inspection	50
11.6	Use of Loan Proceeds	50
11.7	Notice of Certain Events	51
11.8	Compliance with Laws	51
11.9	Compliance with Franchise Documents	51
11.10	Locations of Collateral	51
11.11	Further Assurances	51
11.12	Deposit Account	51
11.13	Annual Clean-up Requirement for Revolving Line of Credit Loan	52
SECTION 12.	Borrower’s Negative Covenants	52
12.1	Additional Indebtedness	52
12.2	Liens and Encumbrances	52
12.3	Merger or Consolidation	53
12.4	Change in Control	53
12.5	Debt Service Coverage Ratio	53
12.6	Lease Adjusted Leverage Ratio (tested on a quarterly basis)	53
12.7	Loans and Investments	54
12.8	Restaurant Closures	54
12.9	Distributions	54
12.10	Guarantee	54
12.11	Nature of Business	54

12.12	Dispositions	54
12.13	Transactions with Affiliates	55
12.14	Collateral Matters.	55
SECTION 13.	Security Interest	55
13.1	Creation of Security Interest	55
13.2	Rights in Collateral	55
13.3	Cross Collateralization	56
SECTION 14.	Events of Default	56
14.1	Failure to Pay Obligations	56
14.2	Failure to Maintain Legal Existence, Franchisee Standing, Etc	56
14.3	Failure to Comply with Franchise Documents	57
14.4	Breach of Certain Covenants	57
14.5	Breach of Covenant	57
14.6	Breach of Representation or Warranty/Fraud	57
14.7	Default Under Other Agreements	57
14.8	Bankruptcy, Etc	57
14.9	Litigation; Judgments or Attachments	58
14.10	Termination of Franchise	58
14.11	Dissolution; Death	58
14.12	Material Adverse Change; Lien Priority; Governmental Action	58
14.13	Insurance or Condemnation Proceeds	59
14.14	Default on Hedging Contract/Secured Hedge Agreement.	59
SECTION 15.	Rights and Remedies of Administrative Agent, Lenders and Swingline Lender.	59
15.1	Pre- and Post-Default	59
15.2	Post-Default	59
15.3	No Waiver; Cumulative Remedies: Enforcement	59
SECTION 16.	Administrative Agent.	60
16.1	Appointment and Authority	60
16.2	Nature of Duties	61
16.3	Exculpatory Provisions	61
16.4	Reliance by Administrative Agent	62
16.5	Notice of Default	63
16.6	Non-Reliance on Administrative Agent and Other Lenders	63
16.7	Administrative Agent in Its Individual Capacity	64
16.8	Resignation of Administrative Agent.	64
16.9	Collateral and Guaranty Matters.	65
16.10	Bank Products	66
16.11	Notices and Information	66
16.12	Security Agreement	67
16.13	Mortgages	67
16.14	Leasehold Mortgages	67
16.15	Administrative Agent may File Proofs of Claim	67
SECTION 17.	Defaulting Lenders	68
SECTION 18.	Cash Collateral	71
18.1	Cash Collateral.	71
18.2	Grant of Security Interest.	71

18.3	Application	71
18.4	Termination of Requirement.	72
SECTION 19.	Miscellaneous	72
19.1	Survival of Warranties	72
19.2	Expenses	72
19.3	Amendments, Etc.	73
19.4	Final Agreement; Amendments; Waivers	74
19.5	Severability	75
19.6	Applicable Law	75
19.7	Successors and Assigns	76
19.8	Counterparts; Effectiveness; Electronic Execution.	80
19.9	Section Headings.	80
19.10	Waivers.	81
19.11	Authorization to Conduct Due Diligence with Third Parties	81
19.12	Agency.	81
19.13	Notice	81
19.14	Indemnity	84
19.15	Jury Waiver	85
19.16	Lien and Setoff	86
19.17	Consent to Jurisdiction; Service of Process and Venue.	86
19.18	Confidentiality	87
19.19	No Advisory or Fiduciary Responsibility	88
19.20	Advertising, Promoting and Marketing.	89

APPENDIX I DEFINITIONS	93
EXHIBIT 1 AUTHORIZED REPRESENTATIVES	121
EXHIBIT 3.1 TERM NOTE (RBS)	122
EXHIBIT 3.1 TERM NOTE (WELLS)	125
EXHIBIT 3.3 (TERM LOAN) INITIAL NOTICE OF BORROWING	128
EXHIBIT 3.3(i) INDEMNITY LETTER FOR LIBOR RATE LOANS	131
EXHIBIT 3.4 TERM LOAN $46,000,000.00	134
EXHIBIT 4.1 DEVELOPMENT LINE OF CREDIT NOTE (RBS)	135
EXHIBIT 4.1 DEVELOPMENT LINE OF CREDIT NOTE (WELLS)	138
EXHIBIT 4.3 (DEVELOPMENT LINE OF CREDIT LOAN)	141
EXHIBIT 5.2 (FORM SWINGLINE LOAN NOTE)	145
EXHIBIT 5.2(a) (SWINGLINE LOAN) NOTICE OF BORROWING	148
EXHIBIT 6.1 REVOLVING LINE OF CREDIT NOTE (RBS)	151
EXHIBIT 6.1 REVOLVING LINE OF CREDIT NOTE (WELLS)	154
EXHIBIT 6.3 (REVOLVING LINE OF CREDIT LOAN) NOTICE OF BORROWING	157
EXHIBIT 7.1(b) NOTICE OF CONVERSION	160
EXHIBIT 7.1(c) NOTICE OF EXTENSION/INTEREST PERIOD CHANGE (DLOC)	163
EXHIBIT 8.1 AUTOMATED CLEARING HOUSE “ACH” AUTHORIZATION	166
EXHIBIT 9.1(v) JOINDER AGREEMENT	168
EXHIBIT 11.4 COVENANT COMPLIANCE CERTIFICATE	171
EXHIBIT 12.1 INDEBTEDNESS	174
EXHIBIT 16.10 FORM OF BANK PRODUCT PROVIDER NOTICE	175
EXHIBIT 18.7 FORM OF ASSIGNMENT AND ASSUMPTION	176
SCHEDULE A LEASEHOLD PREMISES	181
SCHEDULE 2.1 COMMITMENTS AND APPLICABLE PERCENTAGES	182
SCHEDULE 9.1(xii) SCHEDULE OF PROPERTIES	183

THIS CREDIT AGREEMENT is dated as of April 15, 2013 by and among the undersigned borrowers, each having a mailing address at 27680 Franklin Road Southfield, MI 48034 (each, a “Borrower” and collectively, the “Borrowers”, as defined in Appendix I), each lender from time to time party hereto (collectively the “Lenders” and individually, a “Lender”), RBS Citizens, N.A., as Administrative Agent for itself and on behalf of the other Lenders, Sole Lead Arranger, Sole Bookrunner, Swingline Lender and as a Lender, and Wells Fargo Bank, N.A., as Documentation Agent and as a Lender.  In consideration of the mutual covenants and agreements contained herein, the Borrowers, the Lenders and the Swingline Lender agree as follows with regard to the loans described herein (together the “Loans”):

SECTION 1.           Definitions, other Interpretive Provisions and Authorized Representatives.   The terms used in this Agreement are defined in Appendix I hereto.

With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)           The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any organization document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b)           In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c)           Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

(d)           The Administrative Agent and each of the Lenders are authorized to rely upon the continuing authority of the persons, officers, signatories or agents hereafter designated by the Borrowers (hereinafter, the “Authorized Representatives”) to bind the Borrowers with respect to all matters pertaining to the Loans and the Loan Documents including the requesting of Borrowings, the selection of and confirmation of interest rates, the delivery and certification of financial information (including without limitation the reports, certification and information required to be delivered pursuant to Section 11.4 hereof).  Such authorization may be changed only upon written notice to the Administrative Agent accompanied by evidence, reasonably satisfactory to Administrative Agent, of the authority of the person giving such notice and such notice shall be effective not sooner than five (5) Business Days following receipt thereof by Administrative Agent.  The present Authorized Representatives of the Borrowers are listed on Exhibit 1.  The Administrative Agent shall have a right of approval, not to be unreasonably withheld or delayed, over the identity of any replacement of the Authorized Representatives so as to assure Administrative Agent and each of the Lenders that each Authorized Representative is a responsible and senior official of the Borrowers.  Any document delivered in connection with this Agreement or any of the Loan Documents (before, on or after the Closing Date) that is signed by an Authorized Representative of a Borrower shall be conclusively presumed to have been authorized by all corporate, partnership or other action on the part of such Borrower and such Authorized Representatives shall be conclusively presumed to have acted on behalf of such Borrower.

(e)           All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.  Notwithstanding the foregoing, for the purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrowers and their Subsidiaries shall be deemed to be carried out at 100% of the outstanding principal amount thereof and the effects of FASB ASC 825 and FASB ASC 470 20 on financial liabilities shall be disregarded.

(f)           If at any time any change in GAAP (including the adoption of IFRS) would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrowers or the Required Lenders shall so request, the Administrative Agent, the Lenders, the Swingline Lender and the Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrowers shall provide to the Administrative Agent, the Lenders and the Swingline Lender financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Without limiting the foregoing, leases (whether existing on the date hereof or entered into following the date hereof, including, without limitation, leases by any Borrower or any Subsidiary of any Borrower for any aircraft to the extent permitted by this Agreement) shall continue to be classified and accounted for on a basis consistent with the way such lease was treated (or if not then existing, would have been treated) in the Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter in to a mutually acceptable amendment addressing such changes, as provided for above.

(g)           Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

SECTION 2.           The Commitments and Loans

2.1           Committed Loans.

Subject to the terms and conditions set forth herein, each Lender and the Swingline Lender severally agrees to make the Loans to the Borrowers, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Commitment.

SECTION 3.           $46,000,000.00 Term Loan Facility.

3.1           Term Loan.  Subject to the terms and conditions of this Agreement and any other conditions which the Administrative Agent may have specified in writing to the Borrowers, the Lenders agree to make a loan to the Borrowers in the aggregate principal amount of up to $46,000,000.00 (the “Term Loan”).  The Term Loan shall be evidenced by the promissory notes substantially in the form of Exhibit 3.1 attached hereto (as the same may be amended or replaced, the “Term Notes”).

3.2           Purpose of the Term Loan.  The proceeds of the Term Loan shall be used to (i) refinance existing outstanding debt of the Borrowers with RBS Citizens, and (ii) pay the fees, costs and expenses associated with the closing of the Loans.

3.3           Funding of the Term Loan.  Subject to the terms and conditions of this Agreement, upon receipt by the Administrative Agent of each Lender’s Applicable Percentage of the proceeds of the Term Loan, such proceeds will be made available to the Borrowers on the Funding Date, to be disbursed by the Administrative Agent (or its counsel) in like funds as received by the Administrative Agent from the Lenders to RBS Citizens to refinance the existing outstanding obligations of the Borrowers to RBS Citizens under the Existing Loan Facilities.  Except as provided below, the Term Loan will initially be a LIBOR Rate Loan provided that at least three (3) Business Days prior to the Closing Date the Borrowers deliver to the Administrative Agent an Initial Notice of Borrowing for a Term Loan (in the form attached hereto as Exhibit 3.3) (“Initial Notice of Borrowing”) and a funding indemnity letter, substantially in the form of Exhibit 3.3(i), reasonably acceptable to the Administrative Agent.  If the funding indemnity letter is not so delivered to the Administrative Agent, then the Term Loan will initially be an Alternate Base Rate Loan.  LIBOR Rate Loans shall be made by each Lender at its LIBOR Lending Office and Alternate Base Rate Loans (to the extent applicable) at its Domestic Lending Office.  Amounts repaid or prepaid on the Term Loan may not be reborrowed.

3.4           Payments.  The Borrowers shall pay interest on the aggregate unpaid principal amount of the Term Loan in accordance with the terms of this Agreement and the Term Notes.  Payments of principal shall be based upon an 84-month straight-line amortization schedule, provided that the final installment shall be in the amount of all principal and interest outstanding under the Term Loan, and that the final installment, if not earlier due hereunder, shall be payable on the Term Loan Maturity Date.  Principal shall be repaid in the amounts and at the times set forth in Term Loan Repayment Schedule set forth in Exhibit 3.4 attached hereto.

SECTION 4.	$15,000,000.00 Development Line of Credit Loan

4.1           Development Line of Credit Loan.  Lenders agree, on the terms and conditions hereinafter set forth, to provide a line of credit to the Borrowers (“Development Line of Credit Loan”), and the Administrative Agent shall, subject to the terms and conditions of this Agreement, upon receipt by the Administrative Agent of each Lender’s Applicable Percentage of the proceeds of each request for an advance made in a Notice of Borrowing for the Development Line of Credit Loan (in the form attached hereto as Exhibit 4.3), make advances (“Line Advances”) to the Borrowers from time to time during the period from the date hereof to and including April 15, 2015 (the “Development Line Termination Date”) in an aggregate amount not to exceed at any time outstanding $15,000,000.00 (the “Development Line Committed Amount”), and provided further that for each Lender its aggregate amount of Line Advances shall not exceed such Lender’s Commitment with respect to the Development Line of Credit Loan. The aggregate amount of all Line Advances plus the outstanding amount of all Swingline Loans shall not at any time exceed the Development Line Committed Amount.  Each Line Advance under this Section 4.1 shall be in an amount of not less than $75,000.00.  Borrowers may not repay and reborrow under this Section 4.1.  No Line Advance will be made at any time after the Development Line Termination Date, or at any time that a Default or an Event of Default has occurred and is continuing hereunder. The Development Line of Credit Loan shall be evidenced by the promissory notes substantially in the form of Exhibit 4.1 attached hereto (as the same may be amended or replaced, the “Development Line of Credit Notes”).

4.2           Purpose of the Development Line of Credit Loan.  Subject to the terms and conditions contained herein, the proceeds of the Development Line of Credit Loan shall be used to (i) finance up to 80% of the cost of leasehold improvements and equipment associated with the development of new Buffalo Wild Wings Restaurants (each a “BWW Development Advance”), (ii) finance up to 70% of the cost of leasehold improvements and equipment associated with new Bagger Dave’s Legendary Burger Tavern Restaurants (each a “BD Development Advance”) (provided however that under no circumstances shall the aggregate amount of all BD Development Advances exceed 50% of the entire amounts available under the Development Line of Credit Loan (or $7,500,000.00)), (iii) finance up to 80% of the lesser of (a) the appraised value of (as determined by the Administrative Agent), or (b) the actual cost or the acquisition of, fee real estate acquired by the Borrowers or an Affiliate of the Borrowers approved by the Administrative Agent on which the Borrowers or Affiliate of the Borrowers will operate a Buffalo Wild Wings Restaurant or a Bagger Dave’s Legendary Burger Tavern Restaurant (each a “Real Estate Advance”), (iv) pay the fees, costs and expenses associated with the transactions listed in (i), (ii), and (iii) above and in connection with the closing of the Loans.  All Line Advances shall be conditioned on the satisfaction of the Incurrence Test defined in Section 9.1(vii) herein.

4.3           Funding of Advances under the Development Line of Credit Loan.  Subject to the terms and conditions contained herein, any Borrower may, from time to time, irrevocably request a Line Advance by delivering to the Administrative Agent a written Notice of Borrowing for the Development Line of Credit Loan (in the form attached hereto as Exhibit 4.3) not later than 2:00 P.M. (i) on the third Business Day prior to the date of the requested Borrowing for LIBOR Rate Loans, and (ii) on the first Business Day prior to the date of the requested Borrowing for Alternate Base Rate Loans.  Each such Notice of Borrowing shall be irrevocable and shall specify (A) that a Line Advance is requested, (B) the date of the requested Borrowing (which shall be a Business Day), (C) whether the Borrowing is a BWW Development Advance, a BD Development Advance or a Real Estate Advance, (D) the aggregate principal amount to be borrowed, and (E) whether the Borrowing shall be comprised of Alternate Base Rate Loans, LIBOR Rate Loans or a combination thereof, and if LIBOR Rate Loans are requested, the Interest Period(s) therefore, which shall be a period of one month or one week.  If the Borrowers shall fail to specify in any such Notice of Borrowing (i) an applicable Interest Period in the case of a LIBOR Rate Loan, then such notice shall be deemed a request for an Interest Period of one month, or (ii) the Type of loan requested, then such notice shall be deemed to be a request for a LIBOR Rate Loan with an Interest Period of one month.  The Administrative Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing hereunder, the contents thereof and each such Lender’s Applicable Percentage thereof.

4.4           Availability of Advances.  Each Lender will make its Applicable Percentage of each Line Advance Borrowing available to the Administrative Agent for the account of the Borrowers at the office of the Administrative Agent specified in Section 19.13, or at such other office as the Administrative Agent may designate in writing, by 1:00 P.M. on the date specified in the applicable Notice of Borrowing, in Dollars and in funds immediately available to the Administrative Agent.  The Administrative Agent will, upon receipt by the Administrative Agent of each Lender’s Applicable Percentage of the proceeds of the requested Line Advance, make a Line Advance as a LIBOR Rate Loan or an Alternate Base Rate Loan (as the case may be) which will be made in a minimum amount of $75,000.00 and in integral multiples of $10,000.00, provided that after giving effect to such Line Advance, the aggregate amount of all Line Advances, plus the outstanding amount of all Swingline Loans shall not exceed $15,000,000.00, and provided further that the aggregate of all BD Development Advances shall not at any time exceed $7,500,000.00.  On the terms and subject to the conditions of this Agreement, the proceeds of each Line Advance shall be made available to the Borrowers by deposit to an account designated by the Borrowers as shall have been specified in the Notice of Borrowing no later than 11:00 a.m. on the third or first Business Day (as applicable) following receipt of a proper request.  Additional conditions to making Line Advances are contained in Sections 9.1 and 9.2 hereof.

4.5           Development Line Commitment Fee.  Accruing from the date hereof until the Development Line Termination Date, the Borrowers agree to pay to the Administrative Agent for the ratable benefit of the Lenders in accordance with their Applicable Percentage, as consideration for the Lenders’ commitment to make the Line Advances hereunder, a nonrefundable commitment fee (the “Development Line Commitment Fee”) equal to 0.25% per annum (computed on the basis of a year of 360 days and actual days elapsed) on the average daily difference between the amount of: (a) $15,000,000.00, and (b) all Line Advances outstanding for the quarterly period then ended. All Development Line Commitment Fees shall be payable quarterly in arrears on the first day of each October, January, April and July after the date hereof and on the Development Line Termination Date or upon acceleration of the Development Line of Credit Notes, if earlier.

4.6           Development Line of Credit Notes.  Until converted to a Conversion Obligation, the Borrowers shall pay interest only on the aggregate unpaid principal amount of all Line Advances made by Administrative Agent in accordance with the terms of this Agreement and with the Development Line of Credit Notes evidencing the indebtedness resulting from such Line Advances.  The outstanding balance of the Development Line of Credit Loan (except to the extent converted to a Conversion Obligation) shall be payable as to interest only from the date of this Agreement until the Line Termination Date, unless accelerated sooner pursuant to the terms of this Agreement.

4.7           Repayment of Principal on the Development Line of Credit Loan.

(a)           First Conversion Date.  On the date which is the earlier of (i) the first anniversary of the Closing Date, or (ii) the date on which the Development Line of Credit Loan has been fully advanced (the “First Conversion Date”), the then aggregate unpaid principal balance of all Line Advances made under the Development Line of Credit Loan as of such date (the “First Conversion Amount”) shall be termed out, and such amount payable monthly as to interest and principal based on the following amortization schedules:

(i) the aggregate unpaid principal balances of all Line Advances used to finance or refinance (or is otherwise based on) equipment costs or improvements on sites leased by any Borrower (or New Affiliate) with respect to Space Leases, shall be payable as to principal based on an eighty-four (84) month amortization schedule, (ii) the aggregate unpaid principal balance of all Line Advances used to finance or refinance (or is otherwise based on) equipment costs or improvements on sites leased by any Borrower (or New Affiliate) with respect to Ground Leases, shall be payable as to principal based on a one hundred and forty-four (144) month amortization schedule, and, (iii) the aggregate unpaid principal balances of all Line Advances used to finance (or is otherwise based on) the acquisition and development costs of fee simple real estate by any of the Borrowers (or New Affiliate), shall be payable as to principal based on a one hundred and eighty (180) month amortization schedule.  The obligation to pay the First Conversion Amount based on the amortization schedules provided above shall be known as the (“First Conversion Obligation”).  The Administrative Agent shall provide the Borrowers with Conversion Obligation payment schedules within thirty (30) days of the First Conversion Date.  All unpaid principal balances and accrued interest outstanding under the First Conversion Obligation shall be due and payable on the Term Loan Maturity Date.  Unless otherwise prohibited by this Agreement, the First Conversion Obligation shall initially be classified as LIBOR Rate Loans having an Interest Period of one month.  The First Conversion Obligation will not be termed if on the First Conversion Date, there exists a Default or an Event of Default, in which case the aggregate unpaid principal balance of all Line Advances made under the Development Line of Credit Loan and all accrued interest thereon shall be due and payable upon acceleration but no later than on the Development Line Termination Date (unless earlier accelerated).  Once termed out, the First Conversion Amount shall be deducted from the availability under the Development Line of Credit Loan and the Borrowers shall not be permitted to borrow said amounts thereafter under the Development Line of Credit Loan.

(b)           Second Conversion Date.  Commencing on the day following the First Conversion Date until the second anniversary of the Closing Date (also known as the Development Line of Credit Termination Date), the Borrowers may borrow the unused portion of the Development Line of Credit Loan on the same terms provided in Sections 4.1, 4.2, 4.3 and 4.4 hereof.  On the date which is the earlier of (i) the second anniversary of the Closing Date, or (ii) the date on which the Development Line of Credit Loan has been fully advanced (the “Second Conversion Date”), the then aggregate unpaid principal balance of all Line Advances made under the Development Line of Credit Loan as of such date (the “Second Conversion Amount”) shall be termed out, and such amount payable monthly as to interest and principal based on the following amortization schedules:

(i) the aggregate unpaid principal balances of all Line Advances used to finance or refinance (or is otherwise based on) equipment costs or improvements on sites leased by any Borrower (or New Affiliate) with respect to Space Leases, shall be payable as to principal based on an eighty-four (84) month amortization schedule, (ii) the aggregate unpaid principal balance of all Line Advances used to finance or refinance (or is otherwise based on) equipment costs or improvements on sites leased by any Borrower (or New Affiliate) with respect to Ground Leases, shall be payable as to principal based on a one hundred and forty-four (144) month amortization schedule, and, (iii) the aggregate unpaid principal balances of all Line Advances used to finance (or is otherwise based on) the acquisition and development costs of fee simple real estate by any of the Borrowers (or New Affiliate), shall be payable as to principal based on a one hundred and eighty (180) month amortization schedule.  The obligation to pay the Second Conversion Amount based on the amortization schedules provided above shall be known as the (“Second Conversion Obligation”). The Administrative Agent shall provide the Borrowers with Conversion Obligation payment schedules within thirty (30) days of the Second Conversion Date. All unpaid principal balances and accrued interest outstanding under the Second Conversion Obligation shall be due and payable on the Term Loan Maturity Date.  Unless otherwise prohibited by this Agreement, the Second Conversion Obligation shall initially be classified as LIBOR Rate Loans having an Interest Period of one month.  The Second Conversion Obligation will not be termed if on the Second Conversion Date, there exists a Default or an Event of Default, in which case the aggregate unpaid principal balance of all Line Advances made under the Development Line of Credit Loan and all accrued interest thereon shall be due and payable upon acceleration but no later than on the Development Line Termination Date (unless earlier accelerated).  The Borrowers shall no longer be permitted to borrow under the Development Line of Credit Loan following the Second Conversion Date.

SECTION 5.	Swingline Loan Subfacility

5.1           Swingline Commitment.  During the Swingline Commitment Period, subject to the terms and conditions hereof, the Swingline Lender, in its individual capacity, may, in its discretion and in reliance upon the agreements of the other Lenders set forth in this Section, make certain credit loans to the Borrowers (each a “Swingline Loan” and, collectively, the “Swingline Loans”) for the purposes hereinafter set forth; provided, however, (i) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed ONE MILLION DOLLARS ($1,000,000.00) (the “Swingline Committed Amount”), and (ii) the sum of the aggregate principal amount of outstanding Swingline Loans plus the outstanding amount of all Line Advances shall not exceed the Development Line Committed Amount then in effect.  Swingline Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

5.2           Swingline Loan Borrowings.

(a)           Notice of Borrowing and Disbursement.  Upon receiving a Notice of Borrowing for a Swingline Loan (in the form attached hereto as Exhibit 5.2(a)) from the Borrowers not later than 12:00 P.M. on any Business Day requesting that a Swingline Loan be made, the Swingline Lender will make Swingline Loans available to the Borrower on the same Business Day such request is received by the Administrative Agent.  Swingline Loan Borrowings hereunder shall be made in the minimum aggregate amounts of $75,000.00 (or the remaining available amount of the Swingline Committed Amount if less) and in integral amounts of $75,000.00 in excess thereof.

(b)           Repayment of Swingline Loans.  Each Swingline Loan Borrowing shall be due and payable on the earlier of (A) the Development Line Termination Date and (B) seven (7) days following such Borrowing.  The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrowers and the Administrative Agent, demand repayment of its Swingline Loans by way of a Development Line of Credit Loan Borrowing, in which case the Borrower shall be deemed to have requested a Development Line of Credit Loan Borrowing comprised entirely of Alternate Base Rate Loans in the amount of such Swingline Loans; provided, however, that, in the following circumstances, any such demand shall also be deemed to have been given one Business Day prior to each of (A) the Development Line Termination Date, (B) the occurrence of any Bankruptcy Event, (C) upon acceleration of the Obligations hereunder, whether on account of a Bankruptcy Event or any other Event of Default, and (D) the exercise of remedies in accordance with the provisions of Section 15 hereof (each such Development Line of Credit Loan Borrowing made on account of any such deemed request therefor as provided herein being hereinafter referred to as “Mandatory Swingline Borrowing”).  Each Lender hereby irrevocably agrees to make such Development Line of Credit Loans promptly upon any such request or deemed request on account of each Mandatory Swingline Borrowing in the amount and in the manner specified in the preceding sentence on the date such notice is received by the Lenders from the Administrative Agent if such notice is received at or before 2:00 P.M., otherwise such payment shall be made at or before 12:00 P.M. on the Business Day next succeeding the date such notice is received notwithstanding (1) the amount of Mandatory Swingline Borrowing may not comply with the minimum amount for borrowings of Development Line of Credit Loans otherwise required hereunder, (2) whether any conditions specified in Sections 9.1 and 9.2 are then satisfied, (3) whether a Default or an Event of Default then exists, (4) failure of any such request or deemed request for Development Line of Credit Loans to be made by the time otherwise required in Section 4.1, (5) the date of such Mandatory Swingline Borrowing, or (6) any reduction in the Development Line Committed Amount or termination of the Commitments for the Development Line of Credit Loan immediately prior to such Mandatory Swingline Borrowing or contemporaneously therewith.  In the event that any Mandatory Swingline Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code), then each Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Swingline Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrowers on or after such date and prior to such purchase) from the Swingline Lender the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its Applicable Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 4.1); provided that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective Applicable Percentage is purchased, and (y) at the time any purchase of interest pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender interest on the principal amount of such interest purchased for each day from and including the day upon which the Mandatory Swingline Borrowing would otherwise have occurred to but excluding the date of payment for such interest, at the rate equal to, if paid within two (2) Business Days of the date of the Mandatory Swingline Borrowing, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate.  The Borrowers shall have the right to repay the Swingline Loan in whole or in part from time to time in accordance with Section 8.3.

(c)           Interest on Swingline Loans.  Subject to the provisions of Section 7, Swingline Loans shall bear interest at a per annum rate equal to the LIBOR Advantage Rate plus the Applicable Margin.  Interest on Swingline Loans shall be payable in arrears on each Interest Payment Date.

(d)           Swingline Loan Note; Covenant to Pay.  The Swingline Loans shall be evidenced by this Agreement and, upon request of the Swingline Lender, by a duly executed promissory note of the Borrowers in favor of the Swingline Lender in the original amount of the Swingline Committed Amount and substantially in the form of Exhibit 5.2.  The Borrowers covenant and agree to pay the Swingline Loans in accordance with the terms of this Agreement.

(e)           Cash Collateral.  At any point in time in which there is a Defaulting Lender, the Swingline Lender may require the Borrowers to Cash Collateralize the outstanding Swingline Loans pursuant to Section 18.

SECTION 6.	$2,000,000.00 Revolving Line of Credit Loan.

6.1           Revolving Line of Credit Loan.  Lenders agree, on the terms and conditions hereinafter set forth (including without limitation, the conditions contained in Section 11.13 of this Agreement), to provide a line of credit to the Borrowers (“Revolving Line of Credit  Loan”), and the Administrative Agent shall, subject to the terms and conditions of this Agreement, upon receipt by the Administrative Agent of each Lender’s Applicable Percentage of the proceeds of each request for an advance made in a Notice of Borrowing for the Revolving Line of Credit Loan (in the form attached hereto as Exhibit 6.3), make advances (“Revolver Advances”) to the Borrowers from time to time during the period from the date hereof to and including April 15, 2015 (the “Revolving Line Termination Date”) provided that after giving effect to such Revolver Advances the aggregate amount of Revolver Advances shall not exceed $2,000,000.00.  Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrowers may borrow, repay and reborrow pursuant to this Section 6.1.  No Revolver Advance will be made at any time after the Revolving Line Termination Date, or at any time that a Default or an Event of Default has occurred and is continuing hereunder.  The Revolving Line of Credit Loan shall be evidenced by the promissory notes substantially in the form of Exhibit 6.1 attached hereto (as the same may be amended or replaced, the “Revolving Line of Credit Notes”).

6.2           Purpose of the Revolving Line of Credit Loan.  Subject to the terms and conditions contained herein, the proceeds of the Revolving Line of Credit Loan shall be used for working capital and general corporate purposes of the Borrowers.

6.3           Fundings of Advances Under the Revolving Line of Credit Loan.  Subject to the terms and conditions contained herein, any Borrower may, from time to time, irrevocably request a Revolver Advance by delivering to Administrative Agent a written Notice of Borrowing for the Revolving Line of Credit Loan (in the form attached hereto as Exhibit 6.3) not later than 2:00 P.M. on (i) the third Business Day prior to the date of the requested Borrowing for the LIBOR Rate Loans and (ii) on the first Business Day prior to the date of the requested Borrowing for Alternate Base Rate Loans.  Each such Notice of Borrowing shall be irrevocable and shall specify (A) that a Revolver Advance is requested, (B) the aggregate principal amount to be borrowed, and (C) whether the Borrowing shall be comprised of Alternate Base Rate Loans, LIBOR Rate Loans or a combination thereof.  If the Borrowers shall fail to specify in any such Notice of Borrowing the Type of loan requested, then such notice shall be deemed to be a request for a LIBOR Rate Loan with an Interest Period of one month.  The Administrative Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing hereunder, the contents thereof and each such Lender’s Applicable Percentage thereof.

6.4           Availability of Advances.  Each Lender will make its Applicable Percentage of each Revolver Advance Borrowing available to the Administrative Agent for the account of the Borrowers at the office of the Administrative Agent specified in Section 19.13, or at such other office as the Administrative Agent may designate in writing, by 1:00 P.M. on the date specified in the applicable Notice of Borrowing, in Dollars and in funds immediately available to the Administrative Agent.  The Administrative Agent will, upon receipt by the Administrative Agent of each Lender’s Applicable Percentage of the proceeds of the requested Revolver Advance, make a Revolver Advance as a LIBOR Rate Loan or an Alternate Base Rate Loan (as the case may be) which will be made in a minimum amount of $100,000.00 and in integral multiples of $50,000.00, provided that after giving effect to such Revolver Advance, the aggregate amount of all Revolver Advances shall not exceed $2,000,000.00.  On the terms and subject to the conditions of this Agreement, the proceeds of each Revolver Advance shall be made available to the Borrowers by deposit to the account of the Borrowers as shall have been specified in the Notice of Borrowing no later than 11:00 a.m. on the third or first (as applicable) Business Day following receipt of a proper request.  Additional conditions to making Revolver Advances are contained in Sections 9.1 and 9.2 hereof.

6.5           Revolving Line Commitment Fee.  Accruing from the date hereof until the Revolving Line Termination Date, the Borrowers agree to pay to the Administrative Agent for the ratable benefit of the Lenders in accordance with their Applicable Percentage, as consideration for the Lenders’ commitment to make the Line Advances hereunder, a nonrefundable commitment fee (the “Revolving Line Commitment Fee”) equal to 0.25% per annum (computed on the basis of a year of 360 days and actual days elapsed) on the average daily difference between the amount of: (a) $2,000,000.00, and (b) all Line Advances outstanding for the quarterly period then ended. All Revolving Line Commitment Fees shall be payable quarterly in arrears on the first day of each October, January, April and July after the date hereof and on the Revolving Line Termination Date or upon acceleration of the Revolving Line of Credit Notes, if earlier.

6.6           Revolving Line of Credit Notes and Payments.  The Borrowers shall pay interest on the aggregate unpaid principal amount of all Revolver Advances made by the Administrative Agent in accordance with the terms of this Agreement and the Revolving Line of Credit Notes evidencing the indebtedness resulting from such Revolver Advances.  The outstanding principal amount of all Revolver Advances and all accrued interest shall be due and payable in full on the Revolving Line Termination Date.

SECTION 7.           Interest Rate Provisions.

7.1           Interest Rates Applicable to the Loans.

(a)           Interest on the outstanding principal amount of each of the Loans, when classified as a: (i) LIBOR Rate Loan, shall accrue during each LIBOR Interest Period at a rate per annum equal to the sum of the Adjusted LIBOR Rate for such Interest Period plus the Applicable Margin and shall be due and payable on each Interest Payment Date and on the Applicable Maturity Date; (ii) Alternate Base Rate Loan, shall accrue at a rate per annum equal to the sum of the Alternate Base Rate plus the Applicable Margin, and shall be due and payable on each Interest Payment Date and on the Applicable Maturity Date; and (iii) LIBOR Advantage Loan, shall accrue during each LA Interest Period at a rate per annum equal to the sum of the LIBOR Advantage Rate plus the Applicable Margin, and shall be due and payable on each Interest Payment Date, and on the Applicable Maturity Date.

(b)           The Borrowers may elect from time to time to convert its respective Alternate Base Rate Loans to LIBOR Rate Loans by delivering a Notice of Conversion (in the form attached hereto as Exhibit 7.1(b)) (“Notice of Conversion”) to the Administrative Agent at least three Business Days prior to the proposed date of conversion.  In addition, the Borrowers may elect from time to time to convert all or any portion of its LIBOR Rate Loans to Alternate Base Rate Loans by giving the Administrative Agent irrevocable written notice thereof by 2:00 P.M. one (1) Business Day prior to the proposed date of conversion.  If the date upon which an Alternate Base Rate Loan is to be converted to a LIBOR Rate Loan is not a Business Day, then such conversion shall be made on the next succeeding Business Day and during the period from such last day of an Interest Period to such succeeding Business Day such loan shall bear interest as if it were an Alternate Base Rate Loan.  Loans that are LIBOR Rate Loans may only be converted to Alternate Base Rate Loans on the last day of the applicable Interest Period.  If the date upon which such a LIBOR Rate Loan is to be converted to an Alternate Base Rate Loan is not a Business Day, then such conversion shall be made on the next succeeding Business Day and during the period from such last day of an Interest Period to such succeeding Business Day such loan shall bear interest as if it were an Alternate Base Rate Loan.  All or any part of outstanding Loans that are Alternate Base Rate Loans may be converted as provided herein; provided that (i) no portion of any Loan may be converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing and (ii) partial conversions shall be in an aggregate principal amount of $100,000.00 or a whole multiple of $50,000.00 in excess thereof.  All or any part of outstanding Loans that are LIBOR Rate Loans may be converted as provided herein; provided that partial conversions shall be in an aggregate principal amount of $100,000.00 or a whole multiple of $50,000.00 in excess thereof.

(c)           Upon the expiration of an Interest Period any LIBOR Rate Loans of any of the Borrowers shall be continued as a LIBOR Rate Loan with the same Interest Period as the Interest Period then ended, unless prior thereto, with respect to amounts outstanding under the Development Line of Credit Loan prior to the Development Line Termination Date which have not been converted into the First Conversion Amount or the Second Conversion Amount, Borrowers have delivered to the Administrative Agent a Notice of Extension/Interest Period Change in the form of Exhibit 7.1(c) specifying the new Interest Period to be used for the applicable LIBOR Rate Loan, provided that the Interest Period shall only be so changed as requested in the Notice of Extension/Interest Period Change is delivered to the Administrative Agent within three (3) Business Days prior to the end of the Interest Period than ending (otherwise the Interest Period for the applicable LIBOR Rate Loan shall be the same as the Interest Period then ending).  No LIBOR Rate Loan or LIBOR Advantage Loan may be continued as such when any Default or Event of Default has occurred and is continuing, in which case such LIBOR Rate Loan or LIBOR Advantage Loan shall be automatically converted to an Alternate Base Rate Loan at the end of the applicable Interest Period with respect thereto.  If the continuation of LIBOR Rate Loans or LIBOR Advantage Loans is not permitted hereunder, such Loans shall be automatically converted to Alternate Base Rate Loans at the end of the applicable Interest Period with respect thereto.

Interest payable hereunder with respect to any Alternate Base Rate Loan based on the Prime Rate shall be calculated on the basis of a year of 365 days (or 366 days, as applicable) for the actual days elapsed.  All other fees, interest and all other amounts payable hereunder shall be calculated on the basis of a 360-day year for the actual days elapsed.  The Administrative Agent shall as soon as practicable notify the applicable Borrowers, the Lenders and the Swingline Lender of each determination of an Adjusted LIBOR Rate on the Business Day of the determination thereof.  Any change in the interest rate on a Loan resulting from a change in the Prime Rate shall become effective as of the opening of business on the day on which such change in the Prime Rate shall become effective.  The Administrative Agent shall as soon as practicable notify the applicable Borrowers, the Lenders and the Swingline Lender of the effective date and the amount of each such change.

(d)           Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrowers, the Lenders and the Swingline Lender in the absence of manifest error.  The Administrative Agent shall, at the request of the Borrowers, deliver to the applicable Borrowers a statement showing the computations used by the Administrative Agent in determining any interest rate.

(e)           It is the intent of the Lenders, the Swingline Lender and the Borrowers to conform to and contract in strict compliance with applicable usury law from time to time in effect.  All agreements between the Lenders, the Swingline Lender and the Borrowers are hereby limited by the provisions of this subsection which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral.  In no way, nor in any event or contingency (including, but not limited to, prepayment or acceleration of the maturity of any Obligation), shall the interest taken, reserved, contracted for, charged, or received under this Agreement, under the Notes or otherwise, exceed the maximum nonusurious amount permissible under applicable law.  If, from any possible construction of any of the Loan Documents or any other document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this paragraph and such interest shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document.  If any Lender or Swingline Lender shall ever receive anything of value which is characterized as interest on the Loans under applicable law and which would, apart from this provision, be in excess of the maximum nonusurious amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Loans and not to the payment of interest, or refunded to the Borrowers or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal amount of the Loans.  The right to demand payment of the Loans or any other Indebtedness evidenced by any of the Loan Documents does not include the right to receive any interest which has not otherwise accrued on the date of such demand, and the Lenders and Swingline Lender do not intend to charge or receive any unearned interest in the event of such demand.  All interest paid or agreed to be paid to the Lenders and Swingline Lender with respect to the Loans shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of the Loans so that the amount of interest on account of such Indebtedness does not exceed the maximum nonusurious amount permitted by applicable law.

7.2           Swingline Loans.  The outstanding principal amount of each Swingline Loan (until converted to a Development Line of Credit Loan), when classified as a LIBOR Advantage Loan, shall bear interest during the LA Interest Period at a rate per annum equal to the sum of the LIBOR Advantage Rate for such LA Interest Period plus the Applicable Margin, and be due and payable on each Interest Payment Date and on the Development Line Termination Date, with interest calculated for the actual number of days elapsed on the basis of a 360-day year, including the first date of the applicable period to, but not including, the date of repayment.

7.3           Default Rate and Payment Dates.

(a)           If all or a portion of the principal amount of any Loan which is a LIBOR Rate Loan or a LIBOR Advantage Loan shall not be paid when due (after giving effect to any applicable notice or cure periods) (whether at the stated maturity, by acceleration or otherwise), such overdue principal amount of such Loan shall be converted to an Alternate Base Rate Loan at the end of the Interest Period (or LA Interest Period, as applicable) applicable thereto.

(b)           Upon the occurrence and during the continuance of a (i) Bankruptcy Event or a Payment Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Loan Documents shall automatically bear interest at a rate per annum which is equal to the Default Rate and (ii) any other Event of Default hereunder, at the option of the Required Lenders, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Loan Documents shall automatically bear interest, at a per annum rate which is equal to the Default Rate, in each case from the date of such Event of Default until such Event of Default is cured (to the extent permitted) or waived in accordance with Section 19.3.  Any default interest owing under this Section 7.3(b) shall be due and payable on the earlier to occur of (x) demand by the Administrative Agent (which demand the Administrative Agent shall make if directed by the Required Lenders) and (y) the Applicable Maturity Date.

(c)           Interest on each Loan shall be payable in arrears on each Interest Payment Date; provided that interest accruing pursuant to paragraph (b) of this Section shall be payable from time to time on demand.

7.4           Inability to Determine Interest Rate.  Notwithstanding any other provision of this Agreement, if (a) the Administrative Agent shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that, by reason of circumstances affecting the relevant market, reasonable and adequate means do not exist for ascertaining the LIBOR Rate for such Interest Period (or the LIBOR Advantage Rate for such LA Interest Period), or (b) the Required Lenders shall reasonably determine or the Swingline Lender shall reasonably determine with respect to the LIBOR Advantage Rate (which determination shall be conclusive and binding absent manifest error), that the LIBOR Rate or LIBOR Advantage Rate, as applicable, does not adequately and fairly reflect the cost to such Lenders of funding LIBOR Rate Loans (or LIBOR Advantage Loans, as applicable) that the Borrowers have requested be outstanding as a LIBOR Tranche during such Interest Period (or LA Interest Period, as applicable), the Administrative Agent shall forthwith give telephone notice of such determination, confirmed in writing, to the applicable Borrowers, Lenders and Swingline Lender at least two (2) Business Days prior to the first day of such Interest Period (or LA Interest Period, as applicable).  Unless the applicable Borrowers shall have notified the Administrative Agent upon receipt of such telephone notice that it wishes to rescind or modify its request regarding such LIBOR Rate Loans (or LIBOR Advantage Loans, as applicable), any Loans that were requested to be made as LIBOR Rate Loans (or LIBOR Advantage Loans, as applicable)  shall be made as Alternate Base Rate Loans and any Loans that were requested to be converted into or continued as LIBOR Rate Loans (or LIBOR Advantage Loans, as applicable) shall remain as or be converted into Alternate Base Rate Loans.  Until any such notice has been withdrawn by the Administrative Agent, no further Loans shall be made as, continued as, or converted into, LIBOR Rate Loans (or LIBOR Advantage Loans, as applicable) for the Interest Periods (or LA Interest Periods, as applicable) so affected.

7.5           Yield Protection.

(a)           Increased Costs Generally.  If any Change in Law shall:

(i)           impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the Adjusted LIBOR Rate);

(ii)           subject any Recipient to any Taxes (other than Indemnified Taxes, Other Connection Taxes and Excluded Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii)           impose on any Lender or Swingline Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or Swingline Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender or Swingline Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender or Swingline Lender, or to reduce the amount of any sum received or receivable by such Lender, Swingline Lender or Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, Swingline Lender or other Recipient as set forth in clause (c) below, the Borrowers so affected will pay to such Lender, Swingline Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, Swingline Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b)           Capital Requirements.  If any Lender or Swingline Lender determines that any Change in Law affecting such Lender or Swingline Lender or any lending office of such Lender or Swingline Lender or such Lender’s or Swingline Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or Swingline Lender’s capital or on the capital of such Lender’s or Swingline Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or Swingline Lender or the Loans made or participation in Swingline Loans held by such Lender or Swingline Lender to a level below that which such Lender or Swingline Lender or such Lender’s or Swingline Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Swingline Lender’s policies and the policies of such Lender’s or Swingline Lender’s holding company with respect to capital adequacy), then from time to time the affected Borrowers will pay to such Lender or Swingline Lender, as the case may be as set forth in clause (c) below, such additional amount or amounts as will compensate such Lender or Swingline Lender or such Lender’s or Swingline Lender’s holding company for any such reduction suffered.

(c)           Certificates for Reimbursement.  A certificate of a Lender or Swingline Lender setting forth in reasonable detail the amount or amounts necessary to compensate such Lender or Swingline Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the applicable Borrowers and Administrative Agent shall be conclusive absent manifest error.  The affected Borrowers shall pay such Lender or Swingline Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d)           Delay in Requests.  Failure or delay on the part of any Lender or Swingline Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Swingline Lender’s right to demand such compensation, provided that the affected Borrowers shall not be required to compensate a Lender or Swingline Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine (9) months prior to the date such Lender or Swingline Lender notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s or Swingline Lender’s intention to claim compensation therefore (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

7.6           Compensation for Losses.  Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the applicable Borrowers shall promptly compensate such Lender or Swingline Lender for and hold such Lender or Swingline Lender harmless from any loss, cost or expense incurred by it as a result of:

(a)           Any continuation, conversion, payment or prepayment of any Loan other than an Alternate Base Rate Loan on a day other than the last day of the Interest Period (or LA Interest Period, as the case may be) for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b)           Any failure by any of the borrowers (for a reason other than the failure of such Lender or Swingline Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than an Alternate Base Rate Loan on the date or in the amount notified by such Borrowers; or

(c)           Any assignment of a LIBOR Rate Loan (or LIBOR Advantage Loan, as applicable) on a day other than the last day of the Interest Period (or LA Interest Period, as applicable) therefor as a result of a request by the Borrowers pursuant to Section 7.10(b);

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained.  The affected Borrowers shall also pay any customary administrative fees charged by such Lender or Swingline Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrowers to the Lenders or the Swingline Lender under this Section, each Lender or Swingline Lender shall be deemed to have funded each LIBOR Rate Loan (or LIBOR Advantage Loan, as applicable) made by it at the LIBOR Rate (or LIBOR Advantage Rate, as applicable) for such Loan by a matching deposit or other borrowing in the London interbank Eurodollar market for a comparable amount and for a comparable period, whether or not such LIBOR Rate Loan (or LIBOR Advantage Loan, as applicable) was in fact so funded.

7.7           Hedging Contracts.  Borrowers shall enter into Hedging Contracts with a Lender within thirty (30) days of the date hereof, hedging at least one half of the aggregate maximum principal amount of proceeds advanced to the Borrowers under the Term Loan.

7.8           Taxes.

(a)           Payments Free of Taxes.  Any and all payments by or on account of any obligation of any Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law.  If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)           Payment of Other Taxes by the Borrowers.  The Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.  If a Borrower determines in good faith that a reasonable basis exists for contesting any taxes for which indemnification has been demanded hereunder, the relevant Lender or Swingline Lender or Administrative Agent, as applicable, shall cooperate with the Borrower in a reasonable challenge of such taxes if so requested by the Borrower, provided that (a) such Lender or Swingline Lender or Administrative Agent determines in its reasonable discretion that it would not be prejudiced by cooperating in such challenge, (b) the Borrower pays all related expenses of such Administrative Agent or Lender or Swingline Lender and (c) the Borrower indemnifies such Lender or Swingline Lender or Administrative Agent for any liabilities or other costs incurred by such party in connection with such challenge.

(c)           Indemnification by the Borrowers.  Without duplication, the Borrowers shall jointly and severally indemnify each Recipient, within 10 Business Days after demand therefor (in written form explaining to the Borrowers, in reasonable detail, the Lender’s or Swingline Lender’s right to indemnification hereunder), for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender or Swingline Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or Swingline Lender, shall be conclusive absent manifest error.

(d)           Indemnification by the Lenders.  Each Lender and Swingline Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender or Swingline Lender (but only to the extent that any Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (ii) any Taxes attributable to such Lender’s or Swingline Lender’s failure to comply with the provisions of Section 19.7(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender or Swingline Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender or Swingline Lender by the Administrative Agent shall be conclusive absent manifest error.  Each Lender or Swingline Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or Swingline Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender or Swingline Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).

(e)           Evidence of Payments.  As soon as practicable after any payment of Taxes by any Borrower to a Governmental Authority pursuant to this Section 7.8, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f)            Status of Lenders and Swingline Lender.

(i)           Any Lender or Swingline Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the applicable Borrower and the Administrative Agent, at the time or times prescribed by applicable law or  reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrowers or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender or Swingline Lender, if reasonably requested by the Borrowers or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrowers or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender or Swingline Lender is subject to backup withholding or information reporting requirements.

Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 7.8(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s or Swingline Lender’s judgment such completion, execution or submission would subject such Lender or Swingline Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender or the Swingline Lender.

(ii)           Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Borrower,

A.            any Lender or Swingline Lender that is a U.S. Person shall deliver to the Borrowers and the Administrative Agent on or prior to the date on which such Lender or Swingline Lender becomes a Lender or Swingline Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), properly completed and duly executed originals of IRS Form W-9 certifying that such Lender or Swingline Lender is exempt from U.S. federal backup withholding tax;

B.           any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender or Swingline Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), whichever of the following is applicable:

i.              in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, properly completed and duly executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, properly completed and duly executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

ii.             properly completed and duly executed originals of IRS Form W-8ECI;

iii.            in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or Section 881(c) of the Code, (x) a certificate to the effect that (A) such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrowers within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) properly completed and duly executed originals of IRS Form W-8BEN; or

iv.           to the extent a Foreign Lender is not the beneficial owner properly completed and duly executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

C.               any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender or Swingline Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and

D.               if a payment made to a Lender or Swingline Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender or Swingline Lender shall deliver to the Borrowers and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrowers or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender or Swingline Lender has complied with such Lender’s or Swingline Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  For purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender and Swingline Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall, to the extent it is legally entitled to do so, update and deliver to the Borrowers and the Administrative Agent such form or certification on or prior to the date such form or certification expires or becomes obsolete or inaccurate.

(g)           Treatment of Certain Refunds.  If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 7.8 (including by the payment of additional amounts pursuant to this Section 7.8), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund).  Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority.  Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid.  This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h)           Survival.  Each party’s obligations under this Section 7.8 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or Swingline Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

7.9           Illegality. Notwithstanding any other provision of this Agreement, if any Change in Law shall make it unlawful for a Lender or Swingline Lender or their respective LIBOR Lending Office to make or maintain LIBOR Rate Loans (or LIBOR Advantage Loans, as applicable) as contemplated by this Agreement or to obtain in the interbank Eurodollar market through its LIBOR Lending Office the funds with which to make such Loans, (a) such Lender or Swingline Lender shall promptly notify the Administrative Agent and the affected Borrowers thereof, (b) the commitment of such Lender or Swingline Lender hereunder to make LIBOR Rate Loans (or LIBOR Advantage Loans, as applicable) or continue LIBOR Rate Loans (or LIBOR Advantage Loans, as applicable) as such shall forthwith be suspended until the Administrative Agent shall give notice that the condition or situation which gave rise to the suspension shall no longer exist, and (c) such Lender’s or Swingline Lender’s Loans then outstanding as LIBOR Rate Loans (or LIBOR Advantage Loans, as applicable), if any, shall be converted on the last day of the Interest Period (or LA Interest Period, as applicable) for such Loans or within such earlier period as required by law as Alternate Base Rate Loans.  The Borrowers hereby agree, jointly and severally, to promptly pay any Lender or Swingline Lender, upon its demand, any additional amounts necessary to compensate such Lender or Swingline Lender for actual and direct costs (but not including anticipated profits) reasonably incurred by such Lender or Swingline Lender in making any repayment in accordance with this Section including, but not limited to, any interest or fees payable by such Lender or Swingline Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans (or LIBOR Advantage Loans, as applicable) hereunder.  A certificate (which certificate shall include a description of the basis for the computation) in reasonable detail as to any additional amounts payable pursuant to this Section submitted by such Lender or Swingline Lender, through the Administrative Agent, to the Borrowers shall be conclusive in the absence of manifest error.  Each Lender and Swingline Lender agrees to use reasonable efforts (including reasonable efforts to change its LIBOR Lending Office) to avoid or to minimize any amounts which may otherwise be payable pursuant to this Section; provided, however, that such efforts shall not cause the imposition on such Lender or Swingline Lender of any additional costs or legal or regulatory burdens deemed by such Lender or Swingline Line in their sole discretion to be material.

7.10         Mitigation Obligations; Replacement of Lenders.

(a)           Designation of a Different Lending Office.  If (i) any Lender or Swingline Lender requests compensation under Section 7.5, (ii) requires any of the Borrowers to pay any Indemnified Taxes or additional amounts to any Lender or Swingline Lender or any Governmental Authority for the account of any Lender or Swingline Lender pursuant to Section 7.8, or (iii) any Lender or Swingline Lender is a Non-Consenting Lender, then such Lender or Swingline Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or Swingline Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 7.5 or Section 7.7, as the case may be, in the future and (ii) would not subject such Lender or Swingline Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or Swingline Lender.  The Borrowers hereby, jointly and severally, agree to pay all reasonable costs and expenses incurred by any Lender or Swingline Lender in connection with any such designation or assignment.

(b)           Replacement of Lenders.  If any Lender or Swingline Lender requests compensation under Section 7.5, or if any of the Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or Swingline Lender or any Governmental Authority for the account of any Lender or Swingline Lender pursuant to Section 7.8 and, in each case, such Lender or Swingline Lender has declined or is unable to designate a different lending office, or if any Lender or Swingline Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrowers may, at their sole expense and effort, upon notice to such Lender or Swingline Lender and the Administrative Agent, require such Lender or Swingline Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 19.7), all of its interests, rights (other than its existing rights to payments pursuant to Section 7.5 or Section 7.8) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender or Swingline Lender, if a Lender or Swingline Lender accepts such assignment), provided that:

(i)            the Borrowers shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 19.7;

(ii)           such Lender or Swingline Lender shall have received payment of an amount equal to the outstanding principal of its Applicable Percentage of the Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents or any of the Borrowers (in the case of all other amounts);

(iii)          in the case of any such assignment resulting from a claim for compensation under Section 7.5 or payments required to be made pursuant to Section 7.8, such assignment will result in a reduction in such compensation or payments thereafter;

(iv)           such assignment does not conflict with applicable law;

(v)           in the case of any assignment by a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver, consent or such other modification.

No Lender or Swingline Lender shall be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or Swingline Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

SECTION 8.          Payments.

8.1           Method of Payment.  Unless otherwise directed by the Administrative Agent, except as set forth in this Agreement, all payments due under each Note and all payments of any other amounts due hereunder shall be made in Dollars to the Administrative Agent by debits by the Administrative Agent, or an agent of the Administrative Agent designated pursuant to Section 16.2 and acting on behalf of the Administrative Agent, through the Automated Clearing House System to the operating accounts maintained by the Administrative Agent in the name of the Borrowers as designated in writing (the “Account”).  Borrowers agree that the Account will have sufficient funds to cover such charges and that any disputes over the sufficiency of such funds will be resolved strictly between the Borrowers and the depository institution maintaining such Account.  Unless otherwise directed by the Administrative Agent, the final installment due under any Note shall be due and payable by the applicable Borrowers in immediately available funds and shall not be made by debit through the Automated Clearing House System.  On the date hereof, the Borrowers shall execute and deliver to the Administrative Agent an Automated Clearing House (“ACH”) Authorization form in the form attached hereto as Exhibit 8.1 printed on the letterhead of the respective Borrowers.

8.2           Pro Rata Treatment and Payments.

(a)           Allocation of Payments Prior to Exercise of Remedies.  Unless otherwise required by the terms of this Agreement, each payment by the Borrowers under this Agreement and the Notes shall be applied, first, to any fees then due by the Borrowers, second, to interest then due and owing hereunder and under the respective Notes, and, third, to principal then due and owing hereunder and under the respective Notes.  Each payment on account of any fees shall be made pro rata in accordance with the respective amounts due and owing.  Each regularly scheduled payment, and each optional repayment and prepayment by the Borrowers on account of principal of and interest on the Loans  shall be applied to such Loans on a pro rata basis and, to the extent applicable, in accordance with the terms of Section 8.2(a) hereof.  Each mandatory prepayment by the Borrowers on account of principal of the Loans shall be applied to such Loans, as applicable, on a pro rata basis and, to the extent applicable, in accordance with Section 8.2(b).  All payments (including prepayments) to be made by the Borrowers on account of principal, interest and fees shall be made without defense, set-off or counterclaim and shall be made to the Administrative Agent for the account of the Lenders and the Swingline Lender at the Administrative Agent’s office specified on Section 19.13 in Dollars and in immediately available funds not later than 1:00 P.M. on the date when due.  The Administrative Agent shall distribute such payments to the Lenders and the Swingline Lender entitled thereto promptly upon receipt in like funds as received in accordance with their proportional share based upon their respective Applicable Percentage.  If any payment hereunder (other than payments on the LIBOR Rate Loans or LIBOR Advantage Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.  If any payment on a LIBOR Rate Loan or LIBOR Advantage Loans becomes due and payable on a day other than a Business Day, such payment date shall be extended to the next succeeding Business Day.

(b)           Allocation of Payments After Exercise of Remedies.  Notwithstanding any other provisions of this Agreement to the contrary, after the exercise of remedies (other than the application of default interest pursuant to Section 7.3) by the Administrative Agent or the Lenders or the Swingline Lender pursuant to Section 14 or Section 15 (or after all amounts under the Loan Documents shall automatically become due and payable in accordance with the terms of Section 14), all amounts collected or received by the Administrative Agent or any Lender or Swingline Lender on account of the Obligations or any other amounts outstanding under any of the Loan Documents or in respect of the Collateral shall be paid over or delivered as follows (irrespective of whether the following costs, expenses, fees, interest, premiums, scheduled periodic payments or Obligations are allowed, permitted or recognized as a claim in any proceeding resulting from the occurrence of a Bankruptcy Event):

FIRST, to the payment of any fees owed to the Administrative Agent, and to the payment of all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees) of the Administrative Agent in connection with enforcing the rights of the Lenders under the Loan Documents and any protective advances made by the Administrative Agent with respect to the Collateral under or pursuant to the terms of the Collateral Documents;

SECOND, to the payment of any fees, expenses and costs of the Lenders and Swingline Lender and Hedge Providers, and to the payment of all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees) of each of the Lenders and Swingline Lender in connection with enforcing its rights under the Loan Documents or otherwise with respect to the Obligations owing to such Lender;

THIRD, to the payment of all of the Obligations consisting of interest on the Loans and scheduled payments in connection with Hedging Contracts and Secured Hedge Agreements;

FOURTH, to pay that portion of the Obligations constituting (i) unpaid principal of the Loans, and (ii) termination amounts due in connection with the Hedging Contracts and Secured Hedge Agreements;

FIFTH, to the payment of any fees, premiums and scheduled periodic payments due under Bank Products and any interest accrued thereon, and with respect to any Bank Product, any breakage, termination or other payments due under such Bank Product and any interest accrued thereon;

SIXTH, to all other Obligations and other obligations which shall have become due and payable under the Loan Documents or otherwise and not repaid pursuant to clauses “FIRST” through “FIFTH” above; and

SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (a) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; and (b) each of the Lenders and any Bank Product Provider shall receive an amount equal to its pro rata share (based on each Lender’s respective Applicable Percentage or the outstanding obligations payable to such Bank Product Provider bears to the aggregate then outstanding Loans and obligations payable under all Bank Products) of amounts available to be applied pursuant to clauses “SECOND”, “THIRD”, “FOURTH”, “FIFTH”, and “SIXTH” above.  Notwithstanding the foregoing terms of this Section, only Collateral proceeds (as opposed to ordinary course principal, interest and fee payments hereunder) shall be applied to obligations under any Bank Product.  Amounts distributed with respect to any Bank Product Debt shall be the last Bank Product Amount reported to the Administrative Agent; provided that any such Bank Product Provider may provide an updated Bank Product Amount to the Administrative Agent prior to payments made pursuant to this Section.  The Administrative Agent shall have no obligation to calculate the amount to be distributed with respect to any Bank Product Debt, but may rely upon written notice of the amount (setting forth a reasonably detailed calculation) from the applicable Bank Product Provider.  In the absence of such notice, the Administrative Agent may assume the amount to be distributed is the Bank Product Amount last reported to the Administrative Agent.

8.3           Prepayments.

(a)           Optional Prepayments and Repayments. The Borrowers shall have the right to prepay the Term Loans in whole or in part from time to time; provided, however, that each partial prepayment or repayment of (i)  Term Loans that are Alternate Base Rate Loans shall be in a minimum principal amount of $250,000.00 and integral multiples of $250,000.00 in excess thereof (or the remaining outstanding principal amount) and (ii) Term Loans that are LIBOR Rate Loans shall be in a minimum principal amount of $250,000.00 and integral multiples of $250,000.00 in excess thereof (or the remaining outstanding principal amount).  The Borrowers shall give four Business Days’ irrevocable notice of prepayment in the case of LIBOR Rate Loans and same-day irrevocable notice on any Business Day in the case of Alternate Base Rate Loans, to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable); provided, that if a notice of prepayment is given in connection with a refinancing of Term Loans in full, the Borrowers may rescind such notice of prepayment if such refinancing shall not be consummated or shall be delayed.  To the extent that the Borrowers elect to prepay the Term Loans, amounts prepaid under this Section shall be (i) applied to the applicable Term Loans in the inverse order of maturity, and (ii) applied to such in accordance with each Lender’s Applicable Percentages, as applicable.  To the extent the Borrowers elect to prepay the Development Line of Credit Loan, amounts prepaid under this Section shall be applied to the Lenders and Swingline Lender in accordance with their respective Applicable Percentages.  Within the foregoing parameters, prepayments under this Section shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities.  All prepayments under this Section shall be subject to Section 7.6, but otherwise without premium or penalty.  Interest on the principal amount prepaid shall be payable on the next occurring Interest Payment Date that would have occurred had such loan not been prepaid or, at the request of the Administrative Agent, interest on the principal amount prepaid shall be payable on any date that a prepayment is made hereunder through the date of prepayment.

(b)           Mandatory Prepayments.

(i)           Asset Dispositions.  Promptly following any Asset Disposition (or related series of Asset Dispositions), the Borrowers shall prepay the Loans in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds derived from such Asset Disposition (or related series of Asset Dispositions) (such prepayment to be applied as set forth in clause (v) below).  The Administrative Agent, the Lenders and the Swingline Lender agree to execute lien releases with respect to any Asset Dispositions approved by them or in connection with the sale or disposition of other Collateral permitted pursuant to the terms of this Agreement.

(ii)           Debt Issuances.  Immediately upon receipt by any of the Borrowers of proceeds from any Debt Issuance, the Borrowers shall prepay the Loans in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds of such Debt Issuance (such prepayment to be applied as set forth in clause (v) below).

(iii)           Issuances of Equity.  Immediately upon receipt by any of the Borrowers of proceeds from any Equity Issuance (which offering is subject to the prior written approval of the Administrative Agent), the Borrowers shall prepay the Loans in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds of such Equity Issuance; provided, however, that, with respect to the secondary equity offering contemplated by the Borrowers to be completed in 2013 (which has been approved by the Administrative Agent) only up to forty percent (40%) of the Net Cash Proceeds of such transaction (as required by the Administrative Agent), shall be required to be used to prepay the Loans.  Such prepayment to be applied as set forth in clause (v) below.

(iv)           Recovery Events.  Promptly upon receipt by any of the  Borrowers of proceeds from any Recovery Event, the Borrowers shall prepay the Loans in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds of such Recovery Event (such prepayment to be applied as set forth in clause (v) below); provided, however, that, so long as no Default or Event of Default has occurred and is continuing, Net Cash Proceeds from any Recovery Event shall not be required to be so applied to the extent the Borrowers deliver to the Administrative Agent within 180 days of the receipt of such Net Cash Proceeds a certificate stating that such Borrowers intend to use such Net Cash Proceeds to replace the assets which were lost, damaged or destroyed as a result of the Recovery Event, and thereafter diligently pursue the acquisition of such assets (provided that such assets must be acquired with the Net Cash Proceeds no later than 365 days of receipt of such Net Cash Proceeds), it being expressly agreed that any Net Cash Proceeds not so reinvested shall be applied to prepay the Loans immediately thereafter (such prepayment to be applied as set forth in clause (v) below).

(v)           Application of Mandatory Prepayments.  All amounts required to be paid pursuant to this Section shall be applied as follows:

(A)  with respect to all amounts prepaid pursuant to Sections 8.3(b)(i) through (iv), (a) if made prior to the Development Line Termination Date, first, to the principal repayment installments of the Term Notes in the inverse order of maturity to each of the Lenders based on their Applicable Percentage of such Term Notes, and, second, to the Development Line of Credit Notes to the unpaid interest thereunder and then to reduce the outstanding principal balance thereunder to each of the Lenders based on their Applicable Percentage of such Development Line of Credit Notes, and (b) if made on and after the Development Line Termination Date, first, to the principal repayment installments of the Term Loans on a ratable basis (meaning on the basis that each of the Term Loans bears to the entire outstanding amount of all of the Term Loans) in the inverse order of maturity to each of the Lenders based on their Applicable Percentage of such Term Loans, and second, to any Obligations as determined by the Adminstrative Agent.  Within the parameters of the applications set forth above, prepayments shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans and LIBOR Advantage Loans in direct order of Interest Period (or LA Interest Period, as applicable) maturities. All prepayments under this Section shall be subject to Section 7.6 and be accompanied by interest on the principal amount prepaid through the date of prepayment, but otherwise without premium or penalty.

(vi)           Bank Product and Hedging Obligations Unaffected.  Any repayment or prepayment made pursuant to this Section shall not affect the Borrower’s obligation to continue to make payments under any Bank Product, Hedging Contract or Secured Hedge Agreements, which shall remain in full force and effect notwithstanding such repayment or prepayment, subject to the terms of such Bank Product, Hedging Contract or Secured Hedge Agreements.

8.4           Non-Receipt of Funds by the Administrative Agent.

(a)           Funding by Lenders; Presumption by Administrative Agent.  Unless the Administrative Agent shall have received written notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with this Agreement and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers to which such credit was made available severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrowers to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrowers, the interest rate applicable to Alternate Base Rate Loans.  If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period.  If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing.  Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(b)           Payments by Borrowers; Presumptions by Administrative Agent.  Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or Swingline Lender hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or Swingline Lender the amount due.  In such event, if the Borrowers have not in fact made such payment, then each of the Lenders and the Swingline Lender severally agree to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Swingline Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of the Administrative Agent to any Lender or Swingline Lender or the Borrowers with respect to any amount owing under subsections (a) and (b) of this Section shall be conclusive, absent manifest error.

(c)           Failure to Satisfy Conditions Precedent.  If any Lender or Swingline Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Section and such funds are not made available to the Borrowers by the Administrative Agent because the conditions to the applicable Borrowing are not satisfied or waived in accordance with the terms thereof, the Administrative Agent shall return such funds (in like funds as received from such Lender or Swingline Lender) to such Lender or Swingline Lender, without interest.

(d)           Obligations of Lenders Several.  The obligations of the Lenders and the Swingline Lender hereunder to make Loans in and to make payments pursuant to Sections 2.1 and 8.5(b) are several and not joint.  The failure of any Lender or Swingline Lender to make any Loan or to make any such payment under Sections 2.1 and 8.4(b) on any date required hereunder shall not relieve any other Lender or Swingline Lender of its corresponding obligation to do so on such date, and no Lender or Swingline Lender shall be responsible for the failure of any other Lender or Swingline Lender to so make its Loan, or to make its payment under Sections 2.1 and 8.4(b).

(e)           Funding Source.  Nothing herein shall be deemed to obligate any Lender or Swingline Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender or Swingline Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

8.5           Right to Set-Off; Sharing of Payments.

(a)           If an Event of Default shall have occurred, each Lender and the Swingline Lender, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or Swingline Lender, or any such Affiliate to or for the credit or the account of the Borrowers (other than against payroll accounts of the Borrowers, which by law may not be set off against by the Administrative Agent or the Lenders or the Swingline Lender) or any of them against any and all of the Obligations of such Borrowers now or hereafter existing under this Agreement or any other Loan Document to such Lender or Swingline Lender, irrespective of whether or not such Lender or Swingline Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Borrower may be contingent or unmatured or are owed to a branch, office or affiliate of such Lender or Swingline Lender, different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (i) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, and the other Lenders and the Swingline Lender, and (ii) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.  The rights of each Lender and Swingline Lender, and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or Swingline Lender, or their respective Affiliates may have.  Each Lender and Swingline Lender agrees to notify the affected Borrowers and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

(b)           If any Lender or Swingline Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans or other obligations hereunder resulting in such Lender’s or Swingline Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then the Lender or Swingline Lender receiving such greater proportion shall (i) notify the Administrative Agent of such fact, and (ii) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders or the Swingline Lender, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders or the Swingline Lender ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:

A.            if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

B.            the provisions of this paragraph shall not be construed to apply to (i) any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), or (ii) any payment obtained by a Lender or Swingline Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to any Borrower or any Subsidiary thereof (as to which the provisions of this paragraph shall apply), or (iii) any amounts applied by the Swingline Lender to outstanding Swingline Loans, or (iv) any amounts received by the Swingline Lender to secure the obligations of a Defaulting Lender to fund risk participations hereunder.

C.            Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender or Swingline Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each of these Borrowers rights of setoff and counterclaim with respect to such participation as fully as if such Lender or Swingline Lender were a direct creditor of each Borrower in the amount of such participation.

8.6           Payments Set Aside.  To the extent that any payment by or on behalf of any of the Borrowers is made to Administrative Agent, or any Lender or Swingline Lender, or Administrative Agent, or any Lender or Swingline Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Administrative Agent, or such Lender or Swingline Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and Swingline Lender severally agrees to pay to Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect.  The obligations of the Lenders and the Swingline Lender under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

SECTION 9.           Conditions Precedent to Effectiveness of this Agreement.

The effectiveness of this Agreement shall be subject to the condition precedent that the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, each of the following:

(a)	executed originals of this Agreement and the Notes;

(b)           executed originals of the Guaranties, the Security Agreements, the IP Security Agreements, the Stock Pledge Agreement, the Mortgage Documents and any other agreement and documents required by Administrative Agent;

(c)           Solvency certificates executed by such Person(s) or entity(ies) as the Administrative Agent may require, in the form presented to the Borrowers by the Administrative Agent;

(d)           certificates executed by such person(s) or entity(ies) as the Administrative Agent may require, in the form presented to the Borrowers by the Administrative Agent;

(e)           evidence that the Collateral is free and clear of all encumbrances and rights of others (except as otherwise permitted herein) and that the security interests and liens in favor of the Administrative Agent, for itself and on behalf of the Lenders are valid, enforceable, properly perfected in a manner acceptable to the Administrative Agent and prior to all others’ rights and interests, other than those expressly consented to in writing by the Administrative Agent;

(f)           (i) a copy of each Borrower’s formation documents (e.g. Articles of Organization, Certificate of Formation) certified by the Secretary of State of such entity’s jurisdiction of organization of reasonably recent date, if requested by the Administrative Agent, and (ii) a certificate of good standing for each from its state of formation and from any other state in which any such entity is required to qualify to conduct its business, if requested by the Administrative Agent;

(g)           a Secretary/Manager’s certificate with respect to each Borrower and each Entity Guarantor with respect to its form of organization, all corporate or other appropriate action taken by each of the Borrowers and Entity Guarantors authorizing the execution and delivery of this Agreement, the Notes, the Hedging Contracts, the Collateral Documents, all other documents executed and delivered in connection with the Loans,  and the transactions contemplated hereby and thereby, confirming the authority and providing specimen signatures of the representatives of the executing such documents;

(h)           certificates of insurance endorsement reflecting a lender’s loss payable endorsement in favor of the Administrative Agent, the Lenders and the Swingline Lender or naming the Administrative Agent, the Lenders and the Swingline Lender as an additional insured executed by the Borrowers’ insurer of the Collateral, or its agent, and indicating compliance with the insurance requirements set forth in Section 11.2 of this Agreement;

(i)            a certificate for each Borrower dated the date of this Agreement signed by an appropriate representative of such entity (i) certifying that the Buffalo Wild Wings Documents and Bagger Dave’s Documents (as appropriate) are in full force and effect, (ii) certifying that the Borrower is a Buffalo Wild Wings franchisee or Bagger Dave’s franchisee (as appropriate) in good standing; (iii) identifying all locations of the Collateral, and (iv) certifying that no material default has occurred and is continuing under the Franchise Documents, all as of the date of this Agreement;

(j)            evidence that any existing Indebtedness required by the Administrative Agent to be repaid in full has been, or will be, repaid and any related credit facility terminated or cancelled, as the case may be, on or before the Closing Date;

(k)           a signed copy of an authority and enforceability opinion of counsel for the Borrowers and Entity Guarantors reasonably satisfactory to Administrative Agent;

(l)           A certification from an officer of the Borrowers as to the financial condition and solvency of  (i) each entity constituting the Borrowers, and (ii) all entities constituting the Borrowers and their subsidiaries, taken as a whole (in each case, after giving effect to the transactions contemplated hereby and the incurrence of indebtedness related thereto);

(m)           title insurance policies and endorsements covering the Fee Mortgages, in form and substance satisfactory to the Administrative Agent;

(n)           a proforma compliance certificate dated as of the Closing Date demonstrating compliance with all of the financial covenants contained herein;

(o)           payoff letters related to the Borrowers’ outstanding indebtedness thereto in form and substance satisfactory to Administrative Agent;

(p)           such other documents as Administrative Agent may reasonably request in order to effect fully the purposes and intent of the parties to this Agreement;

(q)           copies of Franchise Agreements and Development Agreements for each of the Borrowers that have a Franchise Agreement with Buffalo Wild Wings or Bagger Dave’s;

(r)            a signed certificate of the Borrowers and Entity Guarantors certifying that no material litigation exists as of the Closing Date and that no material charges have occurred to the business or assets of any of them since December 31, 2011;

(s)           a signed agreement with Buffalo Wild Wings (in form and substance satisfactory to the Administrative Agent) confirming and amending a document titled “Franchisor Agreement” dated September 25, 2012.

9.1           Conditions Precedent to Line Advances and Revolver Advances.  Administrative Agent’s obligation to make the any Line Advance, Revolver Advance or Swingline Loan is subject to the conditions precedent that (a) Administrative Agent shall have received on or before the date of each Line Advance, Revolver Advance or Swingline Loan (as applicable), in form and substance reasonably satisfactory to Administrative Agent and its special counsel, Partridge Snow & Hahn LLP, the following documents, and (b) the following conditions have been satisfied to the reasonable satisfaction of the Administrative Agent:

(i)            The representations and warranties contained in Section 10 are correct on and as of the date of such Line Advance, Revolver Advance or Swingline Loan (as applicable) as though made on and as of such date;

(ii)           No event has occurred and is continuing under this Agreement, which constitutes a Default or an Event of Default;

(iii)          There shall be no liens filed against the Collateral other than those (a) in favor of Administrative Agent, (b) reflected in the Proforma Title Insurance Policies delivered to the Administrative Agent and accepted by the Administrative Agent prior to the Closing Date, (c) permitted in Section 12.2 hereof, or (d) approved by the Administrative Agent in writing as of the date of this Agreement or any date thereafter;

(iv)          No Line Advance, Revolver Advance or Swingline Loan shall be made after the second anniversary of the date hereof;

(v)           With respect to any Line Advance involving a restaurant or fee property to be operated or owned by a New Affiliate (which is not at the time of this Agreement a Borrower hereunder), the execution by such new entity of a joinder agreement in the form attached hereto as Exhibit 9.1(v) (a “Joinder Agreement”) pursuant to which the New Affiliate will become obligated for all obligations of the Borrowers to the Lenders and the Swingline Lender;

(vi)          The execution by the New Affiliate of such documents as the Administrative Agent shall require, including without limitation, an all asset security agreement covering all assets of the New Affiliate, and if applicable, a Fee Mortgage or Leasehold Mortgage, and such other documents related thereto as shall be reasonably required by Administrative Agent;

(vii)         The Lease Adjusted Leverage Ratio as of the date of such Line Advance, after giving effect to the Line Advance to be made shall be .50x less than the ratio that the Loan Parties are required to be in compliance with pursuant to Section 12.6 hereof as of the date of such requested Line Advance (this condition shall be referred to as the “Incurrence Test”);

(viii)        As to any Line Advance to be used to acquire real estate, a satisfactory environmental assessment, a lender’s title insurance policy in form and substance satisfactory to the Administrative Agent, and a satisfactory appraisal prepared by an appraiser approved by the Administrative Agent directed to the Administrative Agent, and such other documents related thereto as shall be reasonably required by Administrative Agent;

(ix)           With respect to any Line Advance, Administrative Agent shall have been granted a valid first priority fee mortgage or leasehold mortgage (as the case may be) covering the property on which the project is located, in form and substance satisfactory to the Administrative Agent and such other documents related thereto as shall be reasonably required by Administrative Agent; and

(x)           A Notice of Borrowing for a Line Advance, a Revolver Advance, or Swingline Loan as applicable in the form attached hereto as Exhibit 4.3, Exhibit 6.3, or Exhibit 5.2(a) signed by a duly authorized officer of the Borrowers dated the date of such Advance.

(xi)           If a Swingline Loan is requested, (i) all conditions set forth in Section 5 shall have been satisfied and (ii) there shall exist no Lender that is a Defaulting Lender unless the Swingline Lender has entered into satisfactory arrangements with the Borrowers or such Defaulting Lender to eliminate the Swingline Lender’s risk with respect to such Defaulting Lender’s in respect of its Swingline Commitment; and

(xii)          landlord estoppel and consent agreements or acknowledgement/consent of landlord estoppel and consent Agreements (as applicable) for each of the properties listed on the attached Schedule 9.1(xii).

9.2            Requisition Procedures/Line Advances.

Line Advances shall be made on the basis of written requisitions signed by the Borrowers with respect to each project which shall be irrevocable when delivered by the Borrowers to the Administrative Agent.  Written requisitions shall be in form and substance reasonably acceptable to Administrative Agent.  The Administrative Agent will with reasonable promptness notify the Borrowers as to any incomplete, missing or deficient items, but the failure of the Administrative Agent to so notify the Borrowers shall not affect the conditions to a Line Advance contained herein.

(a)           Each requisition for a Line Advance must be satisfactorily reviewed by the Administrative Agent or an Administrative Agent’s representative prior to the advance being made.

(b)           Each Line Advance shall be in an amount no greater than the percentages set forth in Section 4.2 hereof with respect to the acquisition cost of fee property or the value of the cost of construction work and materials (i.e., so-called “hard” costs) and so-called "soft" costs completed, requested by Borrowers and actually then due and payable certified by the Borrowers (and evidenced by invoices), with respect to that particular requisition.  This Agreement is solely for the benefit of the Lenders and the Swingline Lender and the Borrowers, and nothing contained herein shall confer upon anyone other than the Borrowers or the Administrative Agent, any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or be a beneficiary of any such obligations.

(c)           Advances under this Agreement shall be made by credit to an account designated by the Borrowers in the Notice of Borrowing for a Development Line of Credit Loan.

(d)           Funds advanced to the Borrowers shall be applied only to the costs of the project as set forth in the corresponding project budget and to the Borrowers’ other obligations under this Agreement.

(e)           Each requisition for an advance must be satisfactorily reviewed by the Administrative Agent or an Administrative Agent’s representative prior to the Advance being made.

(f)           The Administrative Agent shall make Line Advances for materials stored on site or at other suitable locations in the Administrative Agent’s reasonable judgment, subject to the Administrative Agent’s receipt of adequate proof that the Borrowers (or its applicable subsidiary or Affiliate) have absolute title thereto and sufficient insurance thereon.

SECTION 10.         Borrowers’ Representations and Warranties

To induce the Lenders and the Swingline Lender to enter into this Agreement and to make the Loans hereunder, each Borrower makes the following representations and warranties which shall survive the execution and delivery of this Agreement and the Notes:

10.1         Existence and Rights.

(a)           Each Loan Party is duly organized, validly existing and in good standing under the laws of its state of organization, has full power and authority, rights and franchises to own its properties and assets and to carry on its business as now conducted, and is duly qualified to do business and in good standing in each jurisdiction in which the character of the properties and assets owned by it or the business transacted by it makes such qualification necessary;

(b)           Borrower has all necessary power and authority to enter into and perform its obligations under this Agreement, the Notes, the Hedging Contracts, the Secured Hedge Agreements and the Collateral Documents, to borrow money and to grant security interests in the Collateral;

(c)           Except as specifically set forth herein, Borrower possesses all permits, memberships, franchises, contracts and licenses required and all trademark rights, trade name rights, patent rights, copyrights, and fictitious name rights necessary to enable it to conduct the business in which it is now engaged. The Franchise Documents and all documents executed in connection therewith are in full force and effect, no material defaults thereunder have occurred and are continuing, and no notice of intent to either terminate or not renew the Franchise Documents has been received by the Borrower.

10.2         Agreement and Notes Authorized.  The execution, delivery, and performance of this Agreement, the Notes, the Hedging Contracts, the Secured Hedge Agreements and each of the Collateral Documents are duly authorized and do not require the consent or approval of Buffalo Wild Wings or the consent, approval or authorization of or filing or registration with any governmental body or regulatory authority, other than such consents or approvals as have been obtained and the filing of Uniform Commercial Code financing statements with respect to the Collateral; and this Agreement is, and the Notes, the Hedging Contracts, the Secured Hedge Agreements and the Collateral Documents when executed will be, legal, valid and binding obligations of each signor thereof, enforceable against each person as may be a party thereto in accordance with their respective terms.

10.3         No Conflict.  The execution, delivery, and performance of this Agreement, the Notes, the Hedging Contracts, the Secured Hedge Agreements and the Collateral Documents will not breach or constitute a default under any of the Franchise Documents or any other agreement, indenture, undertaking, or other instrument to which the Borrowers are a party or by which they or any of their property may be bound or affected, and will not contravene or conflict with any law, regulation, writ, judgment, decree or order of any court or governmental or regulatory authority applicable to it, or, if it is not a sole proprietorship, any term or provision of its organizational documents; and other than in favor of the Administrative Agent, such execution, delivery, and performance will not result in the creation or imposition of (or the obligation to create or impose) any Lien on, any of its property pursuant to the provisions of any of the foregoing.

10.4         Litigation.  To the best of the knowledge of each Borrower, there are no suits, actions or other proceedings pending or, to its knowledge, threatened against or affecting any of the Loan Parties or any of their respective properties, and, other than as disclosed in writing to the Administrative Agent, no other suits, actions, tax claims or proceedings are pending or threatened which, if determined adversely, would impair its financial condition or ability to repay the Obligations or otherwise have a Materially Adverse Effect on the assets, business or prospects of any of the Borrowers.

10.5         Financial Condition.  The financial statements and all other statements and data submitted by the Borrowers in connection with this Agreement are true and correct in all material respects and sufficiently complete to give the Lenders and the Swingline Lender accurate knowledge of the financial condition of each Loan Party, including all material contingent liabilities, and said financial statements fairly present the financial condition  of each of the Loan Parties at the date thereof and the results of the periods covered thereby, and have been prepared in accordance with the financial reporting requirements specified in Appendix I to this Agreement.  Since the date of the most recent financial statements referred to above, there have been no Material Adverse Changes in the financial condition, business or prospects of any of the Loan Parties other than changes in the ordinary course of business, and no such changes have been Materially Adverse Changes.  None of the Borrowers have any knowledge of any liabilities, contingent or otherwise, not reflected in said financial statements.

10.6         Title to Assets.  Each of the Loan Parties has good and marketable title to their assets, including without limitation all assets shown on the financial statements from time to time delivered or pledged to the Administrative Agent; and except as permitted under this Agreement, such assets are not subject to any Liens other than those permitted under Section 12.2 and real estate loans of TM Apple Company, LLC in favor of RBS Citizens and guaranteed by T. Michael Ansley and AMC Wings, Inc. and real estate loans of MCA Enterprises Brandon, Inc. in favor of Bank of America, N.A. and the U.S. Small Business Association secured by real estate located in Brandon, FL.

10.7         Tax Status.  Each of the Loan Parties has filed all federal, state, city and other tax returns required to be filed.  All taxes, assessments and other governmental charges shown to be due on said returns or in any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any governmental authority have been paid.  None of the Borrowers has any knowledge of any pending assessments or adjustments of their income tax for any year.

10.8         Compliance with Law.  Each of the Loan Parties has duly observed, conformed and complied in all material respects with all laws, decisions, judgments, rules, regulations and orders of all courts, governmental and regulatory authorities relating to the conduct of its business, or its properties and assets, except those being contested in good faith by appropriate proceedings diligently pursued with adequate reserves established.

10.9         Other Regulations.  None of the Loan Parties are subject to any statute or regulation restricting its ability to incur Indebtedness or encumber its properties.

10.10       Security Interest.  The Notes and all other Obligations of the Borrowers hereunder will be secured by, and the security interests created by the Security Agreements, the Mortgage Documents and the other Loan Documents will create, a valid, first priority security interest in favor of the Administrative Agent for the benefit of the Lenders and the Swingline Lender in the Collateral (except as provided in Section 9.1(iii) hereof), enforceable against the creditors of the Borrowers, any person with an interest in the real property where any Collateral is located and any present or future creditor obtaining a Lien on such property.  All Collateral owned by the Borrowers, or any of them, shall also secure all other present and future Obligations of the Borrowers to the Lenders (excluding any consumer credit covered by the federal Truth in Lending law, unless the Borrower has otherwise agreed in writing or received written notice thereof).  All personal property collateral securing any other present or future obligations of the Borrowers to the Lenders shall also secure the Obligations.

10.11       Collateral.  All Collateral is owned by the grantor of the security interest therein free and clear of any title defects or any Liens or interests of others, except those approved in writing by the Lenders.  Without limiting the generality of the foregoing, each of the Borrowers expressly represents that they are the legal and equitable owners of the Collateral represented by them to be owned by them and hold the same free and clear of all Liens and rights of others of every kind and nature whatsoever, except for any security interest permitted by Section 12.2 of this Agreement, and each has good right and legal authority to assign, deliver, and/or create a security interest in such Collateral in the manner hereby provided or contemplated.

10.12       Other Obligations.  None of the Loan Parties are in default on any material obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligations.  There is no event which is, or with notice or lapse of time, or both, would be a default under this Agreement.

10.13       Insurance.  The Borrowers have obtained, and maintained in effect, the insurance coverage required by Section 11.2 of this Agreement.

10.14       ERISA.  That the most recent annual report filed by each Borrower pursuant to Section 104 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (including without limitation, all related financial and actuarial statements) is complete and correct, and no event has occurred and is continuing which would permit the Pension Benefit Guaranty Corporation (“PBGC”) established under ERISA to institute proceedings to terminate any pension plan, or other class of employee benefit which the PBGC has elected to insure (“Pension Plan”), established or maintained by each Borrower or any Affiliate.

10.15       Environmental Matters.  Each of the Borrowers and their Subsidiaries have conducted in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof each of the Borrowers have reasonably concluded that to their knowledge, except as disclosed in the environmental reports obtained by the Administrative Agent in connection with the Loans (hereinafter referred to as the “Environmental Reports”), such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Borrowers make the following additional representations and warranties:

(a)           To their knowledge, none of the Borrowers nor any operator of any of Borrowers’ properties (herein collectively called the “Real Estate”), or any operations thereon, is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act (“RCRA”), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986 (“SARA”), the Federal Clean Water Act of 1977, the Federal Clean Air Act, the Toxic Substances Control Act, the Hazardous Materials Transportation Act, or any other federal, or state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment, which violation involves any Real Estate or would have a material adverse effect on the environment or a Material Adverse Effect.

(b)           None of the Borrowers has received any written notice from any third party, including without limitation any federal, state or local governmental authority, (i) that it has been identified by the United States Environmental Protection Agency (“EPA”) as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (ii) that any hazardous waste, as defined by 42 U.S.C. § 9601(5), any hazardous substances as defined by 42 U.S.C. § 9601(14), any pollutant or contaminant as defined by 42 U.S.C. §9601(33) or any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws (collectively, “Hazardous Materials”) which it has generated, transported or disposed of have been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that any Borrower conduct a remedial investigation, removal or other response action pursuant to any Environmental Laws; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party’s incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with Hazardous Materials.

(c)           To the best knowledge of the Borrowers, and except to the extent disclosed in the Environmental Reports, no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Materials except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Materials is located on any portion of the Real Estate except in accordance with applicable Environmental Laws; and (i) in the course of any activities conducted by any Borrower or the operators of its properties, no Hazardous Materials have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws; (ii) there has been no past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (a “Release” or “Releases”) or threatened Release of Hazardous Materials on, upon, into or from the Real Estate, which Release would have an adverse effect on the value of the Real Estate or adjacent properties or the environment; (iii) there have been no Releases on, upon, from or into any real property in the vicinity of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (iv) any Hazardous Materials that have been generated on the Real Estate have been transported off-site only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are operating in compliance with such permits and applicable Environmental Laws.

(d)           To the best knowledge of the Borrowers and except as disclosed in the Environmental Reports, no part of the Real Estate is or shall be subject to any applicable environmental clean-up responsibility law or environmental restrictive transfer law or regulation, by virtue of the transactions set forth herein and contemplated hereby.

10.15       Regulation U.  None of the Loan Parties are engaged principally, or as one of their important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any extension of credit under this Agreement will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

SECTION 11.         Borrowers’ Affirmative Covenants

Each Borrower covenants and agrees that until payment in full of all amounts outstanding hereunder and under the Notes, each shall do all of the following (and shall where specifically indicated herein, cause the other Loan Parties to do the following):

11.1         Legal Existence, Franchisee Standing, Etc.  Maintain and preserve its legal existence in the form of organization identified in the certificates delivered to the Administrative Agent and the Swingline Lender pursuant to Section 9(f) of this Agreement; continue to be a franchisee of Buffalo Wild Wings or Bagger Dave’s (as applicable) in good standing and maintain all rights, privileges, franchises, and other authority adequate for the conduct of its business; maintain the Collateral and its other properties, equipment, and facilities in good order and repair; and conduct its business in an orderly manner without voluntary interruption.

11.2         Insurance.  Maintain insurance for the Collateral and its other properties in such amounts and in such form as is customary for similarly situated businesses in accordance with the requirements of the Franchise Documents, and the Collateral Documents (including without limitation Flood Insurance (if applicable) errors and omissions and Directors and Officers Insurance) providing for not less than thirty (30) days notice of cancellation or change in form or nonrenewal to the Administrative Agreement, the Lenders and the Swingline Lender or such Party’s assignee, as the case may be, and with losses with respect to the Collateral payable to the Administrative Agent under a lender’s loss payable endorsement with respect to personal property, an additional insured with respect to liability insurance, and as mortgagee with respect to the Fee Premises and the Leasehold Premises.  Upon the request of the Administrative Agent to deliver to the Lenders or the Swingline Lender a copy of each insurance policy, or if permitted by the Administrative Agent, a certificate or other evidence of insurance listing all insurance in force.

11.3         Use of Collateral; Taxes and Other Liabilities.  Keep the Collateral in good order and repair, and use the same in compliance with all applicable laws and policies of insurance thereon, and pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments, and governmental charges upon or against it or the Collateral, or for its use or operation, or any of its other properties, and all its other liabilities at any time existing.  Upon an Event of Default, the Administrative Agent may discharge taxes and other encumbrances at any time levied or placed on the Collateral, make reasonably necessary repairs thereon, or provide reasonably necessary maintenance with respect to it, and place and pay for appropriate insurance thereon and pay any necessary filing fees, and the Borrowers will reimburse the Administrative Agent on demand for any and all expenditures so made, and, until paid, the amount thereof shall be an obligation secured by the Collateral and shall bear interest at a rate equal to the Alternate Base Rate plus five percent (5%) per annum until paid, provided that neither the Administrative Agent nor any of the Lenders nor the Swingline Lender shall have any obligation to make any such expenditures nor shall the making thereof relieve any of the Borrowers of any Default;

11.4         Records and Reports.  Maintain a system of accounting in accordance with GAAP and, as applicable, furnish to the Administrative Agent, the following information and reports (all of which must be in form and substance reasonably satisfactory to the Administrative Agent, the Lenders and the Swingline Lender):

(a)           as soon as available, and in any event within one hundred and twenty (120) days after the close of each fiscal year of each of the Loan Parties, annual financial statements (the “Audited Financial Statements”) of the Loan Parties on a consolidated and consolidating basis, including balance sheets, income statements, profit and loss statement, and statements of cash flow, and store-by-store operating performance (profit and loss statement), including a comparison of each store’s performance for the prior fiscal year prepared by each Borrower's independent certified public accountant reasonably satisfactory to the Administrative Agent (such certificate to be in such form as generally recognized as unqualified and to be accompanied by an opinion of such certified public accountants that, to their knowledge, there had occurred no event which is, or with the lapse of time or the giving of notice or both would be, an Event of Default hereunder or, if the contrary had appeared from their examination, to state facts found by them);

(b)           as soon as available, and in any event within one hundred twenty (120) days after the close of each fiscal year of each of the Loan Parties, a covenant compliance certificate substantially in the form attached hereto as Exhibit 11.4 signed by a duly authorized officer of each such Borrower or other duly authorized agent for each Borrower together with the Loan Parties’ calculations evidencing compliance with the financial covenants contained in Sections 12.5 and 12.6 of this Agreement;

(c)           as soon as available, and in any event within forty-five (45) days after the close of each fiscal quarter each of the Loan Parties, internally prepared quarterly balance sheets and income statements of the Loan Parties on a consolidated and consolidating basis with store-by-store operating performance (profit and loss statement), and, at any time that an Event of Default has occurred and is continuing hereunder, if requested by Administrative Agent, quarterly balance sheets and income statements of the Loan Parties on a consolidating and consolidated basis prepared by the Loan Parties’ independent accountants, reasonably satisfactory to the Required Lenders;

(d)           Within twenty (20) days after the end of each calendar month individual store sales reports in form and substance satisfactory to the Administrative Agent, for the immediately preceding month;

(e)           as soon as available, and in any event within forty-five (45) days after the close of each fiscal quarter of each of the Loan Parties, a covenant compliance certificate substantially in the form attached hereto as Exhibit 11.4 signed by a duly authorized officer of each such Borrower or other duly authorized agent for each such Borrower;

(f)            as soon as available, and in any event within ninety (90) days after the close of each fiscal year of each of the Borrowers, commencing with the year ending December 31, 2012, annual management prepared projections/forecasts and business plans for each such Borrower for each of the stores operated by the Borrowers, in form and substance satisfactory to the Administrative Agent;

(g)           within thirty (30) days after filing but no later than October 31 of any year, copies of federal tax returns filed by the Personal Guarantor, along with a signed personal financial statement in form and substance reasonably acceptable to Administrative Agent for such Personal Guarantor;

(h)           when received notices of material litigation and proceedings, material environmental actions and liabilities and material ERISA and Tax events and liabilities; and

(i)            such other information relating to the affairs of the Loan Parties as the Administrative Agent reasonably may request from time to time, including, without limitation, financial statements, in form and substance satisfactory to the Lender, certificates of good standing issued by the Governmental Authorities of the relevant jurisdiction of formation, and copies of federal, state and local tax returns.

11.5         Inspection.  Permit the Administrative Agent, the Lenders and the Swingline Lender, or their agents or designees, at any time and from time to time, and at Lender’s sole cost and expense (absent an Event of Default), to discuss the affairs, finances and accounts of the Borrowers with their officers, representatives, accountants, and with any employee, agent or representative of Buffalo Wild Wings or Bagger Dave’s, to visit and inspect the Collateral and other properties of the Borrowers, provided that any such visit shall be conducted in a manner so as not to unreasonably interfere with the business of the store where the Collateral is located and shall require prior notice to the Borrowers, and to examine and make copies of and take abstracts from the books and records of the Borrowers.  If any of the properties, books or records are in the possession of a third party, the Borrowers authorize that third party to permit the Administrative Agent, the Lenders and the Swingline Lender, or their agents to have access to perform inspections or audits and to respond to the Administrative Agent’s, the Lender’s and the Swingline Lender’s requests for information concerning such properties, books and records, following prior notice to Borrowers by Administrative Agent or Lenders or the Swingline Lender.

11.6         Use of Loan Proceeds.  No portion of any proceeds of any Loan will be used for personal, family, or household purposes.  No portion of any proceeds of any Loan will be used directly or indirectly to purchase or carry any “margin stock” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System, or to extend credit to, or invest in, other parties for the purpose of purchasing or carrying any such “margin stock,” or to reduce or retire any Indebtedness incurred for such purpose.

11.7         Notice of Certain Events.  Promptly notify the Administrative Agent of the occurrence of (i) any Default or Event of Default; (ii) any change in the name, address(es), identity, place of business, chief executive office (if any), or organizational structure of any of the Borrowers from that shown on the certificate delivered to the Administrative Agent pursuant to Section 9(f) hereof or in any subsequent notice delivered pursuant to this Section, (which notice shall be given no later than one month prior to the effective date of any such change); (iii) any litigation with Buffalo Wild Wings or Bagger Dave’s and any other litigation which, if adversely determined, might have a Material Adverse Effect on the assets, business or prospects of any of the Borrowers; (iv) any attachment, levy, execution or other legal process levied against any of the Collateral.

11.8         Compliance with Laws.  Duly observe, conform and comply in all material respects with all laws (including any fictitious or tradename statute), decisions, judgments, rules, regulations and orders of all governmental and regulatory authorities relating to the conduct of its business or its properties and assets, except those being contested in good faith by appropriate proceedings diligently pursued.

11.9         Compliance with Franchise Documents. Duly observe, conform and comply in all material respects with each of the obligations imposed on it in each of the Franchise Documents.

11.10       Locations of Collateral.  All Collateral, will be kept at the locations disclosed to the Administrative Agent as of the date of this Agreement; provided, however, that inventory may be moved to any Buffalo Wild Wings or Bagger Dave’s store operated by any of the Borrowers without prior written notice to the Administrative Agent in order to maintain the normal business operations of such store.

11.11       Further Assurances.  At all times, and from time to time, execute and deliver such further documents and agreements and perform such acts as may reasonably be requested by the Administrative Agent to effect the purposes and intent of the parties to this Agreement, including without limitation, performing any act and providing the Administrative Agent with any documentation necessary to perfect the security interest in the Collateral.

11.12       Deposit Account.  The Borrowers shall have all of their Cash Management Services (excluding lockbox services and including but not limited to the agreements relating to the Borrowers’ arrangements regarding the management and investment of the Borrowers’ cash assets) maintained with a Lender acceptable to the Administrative Agent.

11.13       Annual Clean-up Requirement for Revolving Line of Credit Loan.  The Borrowers shall cause the outstanding principal balance of the Revolving Line of Credit Loan to be $0 for at least 90 consecutive days during each twelve (12) month period while the Revolving Line of Credit Loan is outstanding, commencing with the first twelve (12) month period measured from the Closing Date.

SECTION 12.         Borrower’s Negative Covenants

Each Borrower covenants and agrees that until payment in full of all amounts outstanding hereunder and under the Notes and under the Loan Documents, each Borrower shall not do any of the following, and shall not cause, allow or permit any of the other Loan Parties to do any of the following:

12.1         Additional Indebtedness. Create, incur, assume or permit to continue any Indebtedness, except (i) Indebtedness to the Lender and the Swingline Lender, (ii) indebtedness related to the purchase money security interests referred to in Section 12.2(e) below, (iii) Indebtedness listed on the attached Exhibit 12.1, and (iv) Indebtedness to any shareholders or members of the any Loan Party (in an aggregate amount of not more than $100,000.00), provided that any indebtedness to any shareholders or members of any Loan Party shall be subordinated to all Indebtedness of the Borrower to the Lenders and the Swingline Lender pursuant to subordination agreements in form and satisfactory to Administrative Agent, and provided further that no payment on any such shareholder or member indebtedness may be made at any time that a Default or an Event of Default has occurred and is continuing hereunder or when such payment on any such shareholder indebtedness would result or would be reasonably expected to result in a Default or an Event of Default immediately upon such payment or with the passage of time.

12.2         Liens and Encumbrances.  Create, incur, assume, or permit to exist any Lien on, or sell or transfer, either with or without recourse, any interest in, the Collateral other than the following:

(a)           Liens in favor of the Administrative Agent, the Swingline Lender or the Lenders or any of their Affiliates;

(b)           Liens for Taxes not delinquent or being contested in good faith and in appropriate proceedings for which adequate reserves have been established, provided that no notice of lien has been filed or other action taken to perfect or foreclose on such Lien;

(c)           Liens in connection with workers' compensation, unemployment insurance, or social security obligations;

(d)           Mechanics', workmen's, materialmen's, landlords', carriers', or other like Liens arising in the ordinary and normal course of business with respect to obligations which are not due or which are being contested diligently in good faith with adequate reserves established;

(e)           Purchase money security interests securing Indebtedness not to exceed $100,000 in the aggregate for all of the Borrowers outstanding at any time incurred in purchasing fixed assets in the ordinary course of business (which Indebtedness does not, when incurred, exceed the lesser of the purchase price or fair market value of the property being acquired) or in leasing fixed assets pursuant to capital leases, provided that no such purchase money security interest shall cover property other than property acquired with the proceeds of such Indebtedness and provided further that the Administrative Agent shall have been given prior written notice thereof;

(f)            Liens granted to Buffalo Wild Wings or Bagger Dave’s under the respective Franchise Agreements with each, provided that all such Liens shall be subordinated to the Lender and the Swingline Lender on terms and conditions satisfactory to the Administrative Agent; and

(g)           Liens specifically permitted in Sections 9.1(iii) and 10.6 of this Agreement.

12.3         Merger or Consolidation.  Liquidate, dissolve, merge or consolidate (except with another Loan Party), or sell or lease all or substantially all of its business or assets (except to another Loan Party) or materially change any of their entity organizational documents referred to in Section 9(f).  Borrowers shall notify the Administrative Agent in writing of any permitted merger or consolidation or sale of assets within two (2) business days of such event.

12.4         Change in Control.  Except as permitted in Section 12.3 above, permit any Change in Control.

12.5         Debt Service Coverage Ratio.  Permit the Debt Service Coverage Ratio of the Loan Parties on a consolidated basis to be less than 1.20 to 1.0, on the last day of each fiscal quarter of the Loan Parties, measured on the basis of the twelve (12) month period immediately preceding the date of such computation, commencing with the fiscal period ending on December 31, 2012.

12.6         Lease Adjusted Leverage Ratio (tested on a quarterly basis).  Permit the Lease Adjusted Leverage Ratio of the Loan Parties on a consolidated basis to be greater than the Applicable Ratio, said ratio to be tested on a quarterly basis for the trailing twelve (12) month period commencing with the fiscal period ending in December, 2012.  “Applicable Ratio” shall mean 5.50:1.00 for calculations made on or before June 30, 2014; 5.00:1.00 for calculations made after June 30, 2014 and on or before June 30, 2015; and 4.50 to 1.00 for calculations made thereafter.

12.7         Loans and Investments.  Make investments in, or loans or advances to, any individual, partnership, corporation, trust or other organization or person, except that the Loan Parties may invest their excess funds in readily marketable securities issued by the United States of America maturing within one (1) year from the date of acquisition, and in prime commercial paper and in certificates of deposit maturing within one (1) year issued by commercial banks having capital, surplus and undivided profits aggregating not less than $20,000,000.00.

12.8         Restaurant Closures.  Close any Restaurant operated by any of the  Loan Parties without prior written consent of the Required Lenders, except that the Borrowers may close any Restaurant provided that a new Restaurant is opened within a ten (10) mile radius of the closed Restaurant within one hundred eighty (180) days of the closure, and Administrative Agent receives such documents as it deems necessary to perfect a security interest in all of the assets of the applicable Loan Parties associated with the new location at the time such assets are acquired by such Loan Party.  Borrowers shall notify the Administrative Agent in writing of the closure no less than thirty (30) days prior to such anticipated closure.

12.9         Distributions.  Except as otherwise permitted herein, make any Distribution without the prior written consent of the Required Lenders, provided, however, that, Distributions may be made so long as the Loan Parties remain in compliance with the Debt Service Coverage Ratio, after giving effect to such Distribution.

12.10       Guarantee.  None of the Borrower Loan Parties shall Guarantee the debt of, or become a surety or an accommodation party for, any other entity.

12.11       Nature of Business.  None of the Loan Parties will, nor will any of them permit any Subsidiary to, alter the character of its business in any material respect from that conducted as of the Closing Date.

12.12       Dispositions.  Make any Disposition or enter into any agreement to make any Disposition, except:

(a)           Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

(b)           Dispositions of inventory in the ordinary course of business;

(c)           Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property; and

(d)           Dispositions of property by any Subsidiary to a Loan Party or to a wholly-owned Subsidiary; provided that if the transferor of such property is a Guarantor, the transferee thereof must either be a Borrower or a Guarantor;

provided, however, that any Disposition pursuant to clauses (a) through (d) shall be for fair market value.

12.13       Transactions with Affiliates.  Enter into any transaction with any Affiliates which are outside of the ordinary course of business of such Loan Party, without the prior written consent of the Required Lenders, which consent shall not be unreasonably withheld, conditioned or delayed.

12.14       Collateral Matters.  Release any lien on any property granted to, or held by, the Administrative Agent under any Collateral Document and any Personal Guarantor or Entity Guarantor under any Guaranty except (a) upon termination of the Commitments and payment in full of all Obligations (including any obligations in connection with any Hedging Contract or Secured Hedge Agreement, whether due at such time or in the future or upon the occurrence of a contingency), (b) in connection with a sale permitted under the Loan Documents, or (c) upon approval of all of the Lenders and the Hedge Provider.

SECTION 13.         Security Interest

13.1         Creation of Security Interest.  As collateral security for the payment and performance in full of all Obligations, each of the Borrowers shall execute and deliver to the Administrative Agent, for itself and for the benefit of the Lenders and the Swingline Lender on the date hereof a Security Agreement and the Mortgage Documents.

13.2         Rights in Collateral.  In addition to and not in limitation of its rights under the Security Agreements and the Mortgage Documents, the Administrative Agent may, except to the extent limited in Section 19.3, at its option, at any time, whether or not obligations of the Borrowers to the Lender or the Swingline Lender are due, without notice or demand on the Borrowers, with respect to any Collateral (i) make, adjust and settle claims under any insurance policy related thereto; and (ii) take such other action, including, without limitation, the execution and delivery of any instruments, documents and agreements in the name of Borrowers, or any of them, as the Administrative Agent deems necessary or desirable to protect its interests therein and to carry out the purposes of this Agreement.  Neither the Administrative Agent nor any of the Lenders nor the Swingline Lender shall have any duty as to the collection or protection of the Collateral or as to the preservation of any rights pertaining thereto.  Administrative Agent shall have no obligation whatsoever to any Lender or the Swingline Lender or any other Person to assure that the Collateral exists or is owned by the Borrowers or any of them or is cared for, protected or insured or that the Liens granted to the Administrative Agent herein or in any of the Collateral Documents or pursuant hereto or thereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to Administrative Agent in this Section 13.2 or in any of the Collateral Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Administrative Agent may act in any manner it may deem appropriate, in its sole discretion, given Administrative Agent's own interest in the Collateral as one of  Lenders or the Swingline Lender and that the Administrative Agent shall have no duty or liability whatsoever to any of the Lenders.

13.3         Cross Collateralization.  All of the Loans and the obligations of the Guarantors under the Guaranties of the obligations of the Borrowers under the Loans shall be cross collateralized by all of the Collateral granted by the Borrowers and Guarantors or any of them to the Administrative Agent.

SECTION 14.         Events of Default

Upon the occurrence of any of the following events (each an “Event of Default”), at the option of the Required Lenders, or automatically without notice or any other action upon the occurrence of any event specified in Section 14.8, the obligation of the Lenders and the Swingline Lender under their respective Commitments to make any of the Loans or any Line Advance or Revolver Advance or Swingline Loan shall terminate, and the unpaid principal amount of all Loans together with accrued interest and all other Obligations owing by the Borrowers, and each of them, to the Administrative Agent and/or the Lenders and the Swingline Lender shall become immediately due and payable without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived:

14.1         Failure to Pay Obligations.  Failure to provide sufficient funds in the Account to enable payment, or otherwise fail to make payment, of any principal amount owing under the Notes when due, or any interest thereon, or any fees or any other amount required hereunder, which failure shall continue beyond any applicable grace or cure period.

14.2         Failure to Maintain Legal Existence, Franchisee Standing, Etc.  Failure of Borrowers, or any of them, to perform any covenant contained in Section 11.1, provided that Borrowers shall have thirty (30) days to remedy the condition giving rise to such failure unless such condition gives Buffalo Wild Wings or Bagger Dave’s (as applicable) the right to terminate any franchise agreement between such entity and any of the Borrowers.

14.3         Failure to Comply with Franchise Documents.  Failure of Borrowers, or any of them, to perform any covenant contained in Section 11.9 after giving effect to any applicable cure periods contained in the Franchise Documents.

14.4         Breach of Certain Covenants.  Failure of Borrowers, or any of them, to perform any covenant contained in Sections 11.2, 11.7 and 12.1 through 12.14 of this Agreement.

14.5         Breach of Covenant.  Failure of Borrowers, or any of them, to perform any term, covenant or condition of this Agreement, the Notes, the Hedging Contracts, the Secured Hedge Agreements or the Collateral Documents (other than those specified in Sections 14.1, 14.2, 14.3 and 14.4 above), which failure shall continue beyond any applicable grace or cure period.

14.6         Breach of Representation or Warranty/Fraud.  Any fraud committed or permitted by Borrowers, or any of them, or any Guarantor, or any representation or warranty of Borrowers, or any of them, or any Guarantor made herein, in any or in connection with any of the Collateral Documents or in any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect when made.

14.7         Default Under Other Agreements.  Default by a Loan Party, or any of them, (as principal or guarantor or other surety) in the payment of any obligation for borrowed money or other credit accommodation (including obligations under leases), or in the performance of any agreement evidencing or securing such obligations, which alone or in the aggregate exceed $500,000.00, for such period of time which permit or as would have permitted the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, assuming the delivery of any required notices, or would have constituted an event of default thereunder.

14.8         Bankruptcy, Etc.  The occurrence of any of following by, against or with respect to the Loan Parties, or any of them, or any endorser, guarantor or surety for any obligation of Borrowers to the Lender or the Swingline Lender, or

any general partner of any Borrower or any such endorser, guarantor or surety:  Dissolution, termination of existence or insolvency; or appointment of a receiver of any property of substantial value; or a common law assignment or trust mortgage for the benefit of creditors; or the filing of a petition in bankruptcy or the commencement of any proceedings under any bankruptcy or insolvency laws or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension; provided however, in the case of the filing of a petition in bankruptcy or the commencement of any such proceedings against any such party, such party shall have sixty (60) days from the date of such filing or the commencement of such proceedings to dismiss such proceedings.

14.9         Litigation; Judgments or Attachments.  Any material litigation against Borrowers, or any of them, shall be initiated by Buffalo Wild Wings or Bagger Dave’s and not dismissed within thirty (30) days; or any money judgment or judgments in the aggregate sum of $500,000.00 or more shall be rendered against Loan Parties, or any of them, or any of their respective assets and shall remain unsettled or unsatisfied for a period of thirty (30) days unless the effectiveness or finality of such judgment shall have been stayed within such thirty-day period; or any writ or warrant of attachment or similar process involving the aggregate sum of $500,000.00 or more shall be entered or filed or levied against Loan Parties, or any of them, or any of their respective assets and shall not be discharged, released, stayed or bonded within thirty (30) days after its entry, filing or levy, or in any event by five (5) days prior to the date of any proposed sale thereunder.

14.10       Termination of Franchise.  Any franchise agreement in which the Borrowers, or any of them, are a party shall have been terminated or not renewed for any reason without the prior written consent of the Administrative Agent or the Borrowers, or any of them, shall have been notified that Buffalo Wild Wings or Bagger Dave’s intends either to terminate or not renew its franchise.

14.11       Dissolution; Death.  (i) A receiver or similar official is appointed for a substantial portion of any Loan Party’s business or the business of any guarantor of the Obligations, or such business is terminated, or Loan Parties, or any of them, or any such guarantor is liquidated or dissolved, (ii) any order, judgment or decree shall be entered against Borrowers, or any of them, or any Entity Guarantor decreeing its dissolution or division or the expropriation or confiscation of its assets; or (iii) the death or permanent incapacity of the Personal Guarantor shall have occurred.

14.12       Material Adverse Change; Lien Priority; Governmental Action.  A Materially Adverse Change in the business, operations, properties, assets or condition (financial or otherwise) of any of the Borrowers or the ability to repay the Loans, occurs, or in the reasonable determination of the Required Lenders, is reasonably likely to occur; the Required Lenders shall have reasonably determined that it is insecure for any reason; the Required Lenders shall fail to have an enforceable first priority Lien in the Collateral, or any governmental authority shall take any action which the Required Lenders reasonably believe would result in a Materially Adversely Effect, or any Governmental Authority shall take any action that the Required Lenders reasonably believes materially adversely affects any Borrower’s ability, or the ability of any guarantor of the Obligations, to repay the Loans.

14.13       Insurance or Condemnation Proceeds.  The Borrowers, or any of them, or any Guarantor uses or applies (i) any insurance proceeds paid by reason of any loss, damage or destruction to the Collateral or (ii) any awards or other amounts received in connection with the condemnation of all or a portion of the Collateral, in violation of the terms of the Loan Documents.

14.14       Default on Hedging Contract/Secured Hedge Agreement.  A Default, Event of Default, termination event or other similar condition or event (howsoever described in respect of a Loan Party), shall have occurred under any Hedging Contract or Secured Hedge Agreement and shall not have been cured or waived.

SECTION 15.         Rights and Remedies of Administrative Agent, Lenders and Swingline Lender.

15.1         Pre- and Post-Default.  Regardless of whether or not an Event of Default has occurred, in any jurisdiction where enforcement of its rights hereunder is sought, the Administrative Agent, the Lenders  and the Swingline Lender shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts or such other law as may be applicable and the Administrative Agent may exercise any and all rights it has under this Agreement, the Notes, the Collateral Documents or any other documents or agreements executed in connection herewith or therewith, or at law or in equity and proceed to protect and enforce its rights by any action at law, in equity or other appropriate proceeding.

15.2         Post-Default.  Upon the occurrence of an Event of Default, the Administrative Agent, the Lenders and the Swingline Lender shall have the rights and remedies with respect to the Collateral provided for in the Collateral Documents, and all rights and remedies under any of the Loan Documents.

15.3         No Waiver; Cumulative Remedies: Enforcement.  No failure by any Lender or Swingline Lender or Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Borrowers or Guarantors or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, Administrative Agent in accordance with Sections 14 and 15 for the benefit of all Lenders and the Swingline Lender; provided, however, that the foregoing shall not prohibit (a) Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (in its capacity as Administrative Agent or as a Lender or Swingline Lender hereunder) hereunder and under the other Loan Documents, (b) any Lender or Swingline Lender from exercising setoff rights in accordance with Section 8.5, or (c) any Lender or Swingline Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Borrower under any Debtor Relief Law (subject to Section 16.15); and provided, further, that if at any time there is no Person acting Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to Agent pursuant to Sections 14 and 15 and (ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 8.2, any Lender or Swingline Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

SECTION 16.         Administrative Agent.

16.1         Appointment and Authority.  (a) Each of the Lenders hereby irrevocably appoints RBS Citizens to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.  The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Swingline Lender, and none of the Borrowers shall have rights as a third party beneficiary of any of such provisions.  It is understood and agreed that the use of the term “Agent” or “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties; (b) Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders and the Swingline Lender hereby irrevocably appoints and authorizes Administrative Agent to act as the agent for the Lenders and the Swingline Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Borrowers or Guarantors to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto.  In this connection, Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by Administrative Agent pursuant to Section 16.2 or otherwise for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of Administrative Agent), shall be entitled to the benefits of all provisions of this Section 16, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents as if set forth in full herein with respect thereto.

16.2         Nature of Duties.  Anything herein to the contrary notwithstanding, none of the bookrunners, arrangers or other agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender or Swingline Lender hereunder.  Without limiting the foregoing, none of the Lenders or the Swingline Lender or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender or Swingline Lender.  Each Lender and Swingline Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent.  The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.  The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.  The Administrative Agent shall not be responsible for the negligence or misconduct of any subagents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

16.3         Exculpatory Provisions.  The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its obligations hereunder shall be administrative in nature.  Without limiting the generality of the foregoing, the Administrative Agent:

(a)           shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b)           shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders or Swingline Lender as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may affect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

(c)           shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders and the Swingline Lender as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 18.3) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent in writing by a Borrower or a Lender or the Swingline Lender.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 9 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

16.4         Reliance by Administrative Agent.  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender or Swingline Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or Swingline Lender unless the Administrative Agent shall have received notice to the contrary from such Lender or Swingline Lender prior to the making of such Loan.  The Administrative Agent may consult with legal counsel (who may be counsel for any of the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

16.5         Notice of Default.  The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received written notice from a Lender or Swingline Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”.  In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders and the Swingline Lender.  The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, however, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders and the Swingline Lender except to the extent that this Agreement expressly requires that such action be taken, or not taken, only with the consent or upon the authorization of the Required Lenders, or all of the Lenders and the Swingline Lender, as the case may be.

16.6         Non-Reliance on Administrative Agent and Other Lenders

Each Lender and the Swingline Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representation or warranty to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of any Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender.  Each Lender and the Swingline Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or Swingline Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or the Swingline Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

16.7         Administrative Agent in Its Individual Capacity.  The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrowers, or any of them, or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or the Swingline Lender.

16.8         Resignation of Administrative Agent.

(a)           The Administrative Agent may at any time give notice of its resignation to the Lenders and the Swingline Lender and the Borrowers.  Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrowers, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States.  If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the Swingline Lender, appoint a successor Administrative Agent meeting the qualifications set forth above.  Whether or not a successor has been appointed, such resignation shall nonetheless become effective in accordance with such notice on the Resignation Effective Date.

(b)           If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrowers and such Person remove such Person as Administrative Agent and, in consultation with the Borrowers, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c)           With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by the Administrative Agent on behalf of the Lenders or the Swingline Lender under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such Collateral until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and Swingline Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this paragraph).  The fees payable by any of the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor.  After the retiring Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Section shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

(d)           Any resignation by RBS Citizens, as Administrative Agent pursuant to this Section shall also constitute its resignation as Swingline Lender.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swingline Lender and (ii) the retiring Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents.

16.9           Collateral and Guaranty Matters.

(a)           The Lenders, the Swingline Lender, the Bank Product Provider, and the Hedge Provider irrevocably authorize and direct the Administrative Agent:

(i)            to release any Lien on any Collateral granted to or held by the Administrative Agent under any Loan Document (A) upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification obligations), (B) that is transferred or to be transferred as part of or in connection with any sale or other disposition permitted under Section 8.3(b)(i) or Section 12.12, or (C) if approved, authorized or ratified in writing by the Required Lenders;

(ii)           to subordinate any Lien on any Collateral granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such Collateral that is permitted by Section 12.2; and

(iii)          to release any Guarantor from its obligations under the applicable Guaranty if such Person ceases to be a Guarantor as a result of a transaction permitted hereunder.

(b)           In connection with a termination or release pursuant to this Section, the Administrative Agent shall promptly execute and deliver to the applicable Person, at the Borrowers’ expense, all documents that the applicable Person shall reasonably request to evidence such termination or release.  Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of Collateral, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section.

16.10       Bank Products.  Except as otherwise provided herein, no Bank Product Provider or Hedge Provider that obtains the benefits of Sections 7.1(b) and 14, any Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Bank Products or any Hedging Contract or Secured Hedge

Agreement unless the Administrative Agent has received written notice (including, without limitation, a Bank Product Provider Notice) of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Bank Product Provider or Hedge Provider.

16.11       Notices and Information.  Administrative Agent shall promptly send Lenders and the Swingline Lender copies of financial statements and information received by Administrative Agent from Borrowers pursuant to Section 11.4.

16.12       Security Agreement.  In consideration of the Loans made by the Lenders and the Swingline Lender to Borrowers, the Borrowers have granted to Administrative Agent, for the benefit of all of the Lenders and the Swingline Lender, first priority security interests in all assets of the Borrowers, including without limitation accounts receivable, inventory, contracts, accounts, insurance policies, prepaid premiums, trademarks, trade names, computer software and programs, equipment, fixtures, machinery, furniture, furnishings and general intangibles (other than interests in the Franchise Agreements and license rights thereunder) of the Borrowers more particularly described in the Security Agreement, which security interests shall be security for all of the obligations of all of the Borrowers to the Lenders and the Swingline Lender now or hereafter existing, and the provisions of which are hereby incorporated herein by reference having the same force and effect as if set forth herein.

16.13       Mortgages.  In consideration of the Loans made by Lenders and the Swingline Lender to Borrowers, the Borrowers have granted to Administrative Agent, for the benefit of all of the Lenders and the Swingline Lender listed in the attached Schedule A, a first priority mortgage lien on and security interest in the Fee Properties listed in the attached Schedule A, including, without limitation, all fixtures and machinery related thereto, all as more particularly described in such Mortgages.  The Mortgages granted by the Borrowers shall be security for all of the Obligations of all of the Borrowers to Lenders and the Swingline Lender now or hereafter existing, and the provisions of which are hereby incorporated herein by reference having the same force and effect as if set forth herein.

16.14       Leasehold Mortgages.  In consideration of the Loans made by Lenders and the Swingline Lender to Borrowers, the Borrowers have granted to Administrative Agent, for the benefit of all of the Lenders and the Swingline Lender, first priority leasehold mortgage liens on and security interest in the Leasehold Properties listed in the attached Schedule A, including, without limitation, all fixtures and machinery related thereto, all as more particularly described in the Leasehold Mortgages, which Leasehold Mortgages shall be security for all of the obligations of the Borrowers to the Lenders and the Swingline Lender now or hereafter existing, and the provisions of which are hereby incorporated herein by reference having the same force and effect as if set forth herein.

16.15       Administrative Agent may File Proofs of Claim.  In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Borrower, Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on any of the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)           to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders, Swingline Lender and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of Lenders, Swingline Lender and Administrative Agent and their respective agents and counsel and all other amounts due Lenders, Swingline Lender and Administrative Agent) allowed in such judicial proceeding; and

(b)           to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and Swingline Lender to make such payments to Administrative Agent and, in the event that Agent shall consent to the making of such payments directly to Lenders, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Agent and its agents and counsel.  Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or Swingline Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or Swingline Lender or to authorize Administrative Agent to vote in respect of the claim of any Lender or Swingline Lender in any such proceeding.

SECTION 17.        Defaulting Lenders

(a)           Defaulting Lender Adjustments.  Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i)           Waivers and Amendments.  Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and Section 19.3.

(ii)           Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 8.2 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 8.5 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment of any amounts owing by such Defaulting Lender to any Swingline Lender hereunder; third, to Cash Collateralize the Swingline Lender’s Fronting Exposure in accordance with Section 18; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the Swingline Lender’s future Fronting Exposure with respect to such Defaulting Lender in accordance with Section 18; sixth, to the payment of any amounts owing to the Lenders or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender or Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (A) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share and (B) such Loans were made at a time when the conditions set forth in Section 9 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans and funded and unfunded participations in Swingline Loans are held by the Lenders pro rata in accordance with the Commitments under the applicable facility without giving effect to Section 17(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 17(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(iii)           Commitment Fees.  No Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

(iv)           Reallocation of Participations to Reduce Fronting Exposure.  All or any part of such Defaulting Lender’s participation Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Development Line of Credit Committed Amount) but only to the extent that (x) the conditions set forth in Section 9 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time) and (y) such reallocation does not cause the aggregate Committed Funded Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Development Line of Credit Commitmed Amount.  No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(v)           Cash Collateral, Repayment of Swingline Loans.  If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, prepay Swingline Loans in an amount equal to the Swingline Lender’s Fronting Exposure.

(b)           Defaulting Lender Cure.  If the Borrower, the Administrative Agent and the Swingline Lender agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Swingline Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 17(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

(c)           New Swingline Loans.  So long as any Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan.

SECTION 18.         Cash Collateral

18.1         Cash Collateral.  At any time that there shall exist a Defaulting Lender, within one (1) Business Day following the written request of the Administrative Agent or any Swingline Lender (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize all Fronting Exposure of the Swingline Lender with respect to such Defaulting Lender (determined after giving effect to Section 17(b) and any Cash Collateral provided by the Defaulting Lender).

18.2         Grant of Security Interest.  The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders (including the Swingline Lender), and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lenders’ obligations to which such Cash Collateral may be applied pursuant to Section 18.3 below.  If at any time the Administrative Agent or Swingline Lender determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure, the Borrower will, promptly upon demand by the Administrative Agent or

Swingline Lender pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender).

18.3         Application.  Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 18 or Section 17 in respect of Swingline Loans, shall be held and applied to the satisfaction of the specific, Swingline Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.

18.4         Termination of Requirement.  Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall no longer be required to be held as Cash Collateral pursuant to this Section 18 following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent and each Swingline Lender that there exists excess Cash Collateral; provided that, Subject to Section 17, the Person providing Cash Collateral and each Swingline Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations.

SECTION 19.         Miscellaneous

19.1         Survival of Warranties.  All agreements, representations, and warranties made herein shall survive the execution and delivery of this Agreement, the making of the Loans hereunder.

19.2           Expenses.  The Borrowers agree, on a joint and several basis, to pay on demand all reasonable costs and expenses of (i) the Administrative Agent in connection with the preparation and administration of this Agreement, the Notes and any other agreement or instrument required by this Agreement, and (ii) the Administrative Agent, Lenders and Swingline Lender in connection with the enforcement of this Agreement, the Notes and any other agreement or instrument required by this Agreement, and the realization on the Collateral, and any waiver or amendment of any provision hereof or thereof, any “workout” or restructuring under this Agreement including, without limitation, stamp or other documentary taxes and charges, intangible taxes and other state and local taxes and charges, filing and recording fees and costs and fees associated with search reports with respect to the Lenders’ lien priorities on the Collateral and the reasonable attorneys' fees.  The amount of such costs and expenses, until paid, shall be an obligation secured by the Collateral. The Borrowers, on a joint and several basis, agree to indemnify the Administrative Agent and the Lenders and the Swingline Lender from and hold them harmless against any such taxes, charges, fees and costs which the Administrative Agent or the Lenders or the Swingline Lender, in their sole discretion, undertake to pay on behalf of Borrowers, or any of them.  If an Event of Default shall have occurred and is then continuing, the Borrowers further agree, on a joint and several basis, to pay on demand the costs of periodic field examinations and inspections of Borrowers’ books, records and Collateral, and appraisals of the Collateral, at such intervals as the Administrative Agent or the Lenders may reasonably require, provided that, unless an Event of Default has occurred, Borrowers shall not be required to pay for more than one of any such examination, inspection or appraisal in any calendar year. Such examinations, inspections and appraisals may be performed by employees of the Administrative Agent, the Lenders or the Swingline Lender or by independent examiners and appraisers.  In the event of litigation or an arbitration proceeding between the parties hereto, the prevailing party is entitled to recover costs and reasonable attorneys’ fees incurred in connection therewith, as determined by the court or arbitrator.  In the event that any case is commenced by or against any of the Borrowers under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute, the Administrative Agent and the Lenders and the Swingline Lender shall be entitled to recover costs and reasonable attorneys’ fees incurred by such Party in the preservation, protection, or enforcement of any rights of the Administrative Agent and the Lenders in such a case.  The obligations of the Borrowers under this Section 19.2 shall survive payment of the Loans and assignment of any rights hereunder.

19.3         Amendments, Etc.  No amendment, waiver or consent affecting the rights or duties of the Administrative Agent or the Swingline Lender under any Loan Document shall in any event be effective, unless in writing and signed by the Administrative Agent and/or the Swingline Lender, as applicable, in addition to the Lenders required hereinabove to take such action.  No amendment or waiver of any provision of this Agreement or any other Loan Document (except as otherwise provided herein or in any of the Loan Documents), and no consent to any departure by the Borrowers or any of them (except as otherwise provided herein or in any of the Loan Documents), shall be effective unless in writing signed by the Required Lenders and the affected Borrowers, as the case may be, and acknowledged by Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a)           waive any condition set forth in Section 9 without the written consent of each Lender;

(b)           extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Sections 4, 14, or 15) without the written consent of such Lender;

(c)           postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender;

(d)           reduce the principal of, or the rate of interest specified herein on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document, or amend any financial covenant hereunder (or any defined term used therein) without the written consent of each Lender; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of any of the Borrowers to pay interest at the Default Rate;

(e)           change Section 8.2 or 8.3 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender; or

(f)            change any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; or

(g)           release any Borrower from its obligations under any of the Notes, or release any Guarantor from the Guaranty, or release or voluntarily subordinate the Liens on all or substantially all of the Collateral in any transaction or series of related transactions except in accordance with the terms of any Loan Document, without the written consent of each Lender;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (ii) and Section 19.3 may not be amended unless in a writing executed by all Lenders and the Administrative Agent.  Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

(h)           No amendment, modification, supplement, waiver or consent shall (i) release all or a substantial portion of the Collateral from the Liens of the Collateral Documents, in each case without written consent of each Lender and each Hedge Provider; or (ii) change any definitions or any other provision in a manner that would alter the nature of the secured position of the Hedge Provider or its entitlement to a pro rata allocation of the assets securing the Lenders/Hedge Providers upon termination or acceleration of Obligations, without the written consent of each such Lender and Hedge Provider directly affected thereby.

19.4         Final Agreement; Amendments; Waivers.  Except for the provisions of the Fee Letter which according to their terms expressly survive the termination or expiration thereof or execution of this Agreement and the Closing of the Loans, this Agreement, the Notes, the Hedging Contracts, the Secured Hedge Agreements, the Collateral Documents and all other Loan Documents (i) represent the sum of the understandings and agreements between the Administrative Agent, the Lenders, the Swingline Lender and the Borrowers concerning the extension of credit under the Loans, (ii) replace any prior oral or written agreements between the Administrative Agent, the Lenders and any such parties concerning the extension of credit under the Loans, and (iii) are intended by the Administrative Agent, the Lenders and the Borrowers as the final, complete and exclusive statement of the terms agreed to by them.  Any conflict between any of the terms of the Fee Letter and this Agreement or any of the Loan Documents shall be governed by the terms of this Agreement and the Loan Documents.  No waiver of compliance with any of the terms and conditions of this Agreement, the Collateral Documents, the Notes or the Loan Documents shall be effective unless in writing signed by the Administrative Agent.  No failure or delay on the part of the Administrative Agent or the Lenders or the Swingline Lender in the exercise of any power, right, or privilege hereunder or under the Collateral Documents, or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right, or privilege preclude other or further exercise thereof or of any other right, power, or privilege.  All rights and remedies existing under this Agreement, the Notes, the Hedging Contracts, the Secured Hedge Agreements, the Collateral Documents or any other Loan Document are cumulative to, and not exclusive of, any rights or remedies otherwise available.  The Administrative Agent, the Lenders and the Swingline Lender retain all rights hereunder notwithstanding any course of conduct to the contrary, including the making of any Loan after and during the continuance of a default or an Event of Default.

19.5         Severability.  In case any provision in this Agreement shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of such contract and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

19.6         Applicable Law.  This Agreement, the Notes, and the Collateral Documents and all documents provided for herein and therein and the rights and obligations of the parties thereto shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflicts of law rules; provided, however, that any leasehold mortgage or mortgage provided for herein which covers a property located in Indiana shall be governed and construed in accordance with the laws of the State of Indiana without regard to it conflict of law rules; and provided further that any leasehold mortgage or mortgage provided for herein which covers a property located in Michigan shall be governed and construed in accordance with the laws of the State of Michigan without regard to its conflict of law rules; and provided further that any leasehold mortgage or mortgage provided for herein which covers a property located in Illinois shall be governed and construed in accordance with the laws of the State of Illinois without regard to its conflict of law rules.  Borrower agrees that any suit for the enforcement of this Agreement, any Note or the Collateral Documents may be brought in the courts of the Commonwealth of Massachusetts or any Federal Court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Borrower by mail at the address specified herein for notices.  Borrower hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

19.7         Successors and Assigns

(a)           Successors and Assigns Generally.  This Agreement may not be assigned by any of the Borrowers and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns at law.  Subject to the terms and conditions contained in this Section 19.7 hereof, the Lenders may sell, assign, transfer, or grant participations, in whole or in part, in any Loan without the prior written consent of any of the Borrowers, and the Borrowers agree that (i) any such purchaser, assignee, or transferee shall be entitled to all rights, remedies and benefits of a Lender and Swingline Lender (to the extent applicable) in, to, and under this Agreement, the Notes and Collateral Documents, and such purchaser, assignee, or transferee shall be and become the “Lender” hereunder for all purposes of this Agreement, the Notes, and the Collateral Documents, and (ii) any such purchaser, assignee, transferee, or participant shall be entitled to the benefits this Agreement to the same extent provided for herein.

(b)           Assignments by Lenders.  Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)            Minimum Amounts.

(1)           in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment under any Commitment and the Loans at the time owing to it under such Commitment or in the case of an assignment to a Lender or an Affiliate of a Lender no minimum amount need be assigned; and

(2)           in any case not described in subsection (b)(i)(1) of this Section,  the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $1,000,000.00, in the case of any assignment in respect of any of the Loans unless each of the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, Borrowers otherwise consent (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee  (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

(3)           in case of assignment of an assigning Lender’s Commitment under the Development Line of Credit Loan, the prior written consent of the Swingline Lender must first be obtained, which consent may be withheld in the Swingline Lender’s sole discretion.

(ii)           Proportionate Amounts.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Loans on a non-pro rata basis;

(iii)           Required Consents.  No consent shall be required for any assignment except to the extent required by subsection (b)(i)(2) of this Section and, in addition:

(1)           the consent of the Borrowers (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender or an Affiliate of a Lender; and

(2)           the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) any Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of the applicable Loan Facility, or an Affiliate of such Lender or (2) any Loan to a Person that is not a Lender; or an Affiliate of a Lender.

(iv)          Assignment and Assumption. The parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500.00; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to Agent an Administrative Questionnaire.

(v)           No Assignment to Borrower.  No such assignment shall be made to any of the Borrowers or any of their Affiliates or Subsidiaries.

(vi)          No Assignment to Natural Persons.  No such assignment shall be made to a natural person.

Subject to acceptance and recording thereof by Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 7.6, 7.8, and 18.2 with respect to facts and circumstances occurring prior to the effective date of such assignment.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

(c)           Register.  Administrative Agent, acting solely for this purpose as an agent of Borrowers, shall maintain at Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, and Borrowers, Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)           Participations.  Any Lender or Swingline Lender may at any time, without the consent of, or notice to, any of the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural Person or any of the Borrowers or any Affiliates or Subsidiaries of any Borrower) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s or Swingline Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender and Swingline Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrowers, the Administrative Agent and Lenders and Swingline Lender shall continue to deal solely and directly with such Lender or Swingline Lender in connection with such Lender’s or Swingline Lender’s rights and obligations under this Agreement.  For the avoidance of doubt, each Lender and Swingline Lender shall be responsible for the indemnity under Section 8.4 with respect to any payments made by such Lender or Swingline Lender to its Participant(s).

Any agreement or instrument pursuant to which a Lender or Swingline Lender sells such a participation shall provide that such Lender or swingline Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender or Swingline Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 18.3 that affects such Participant.  The Borrowers each agree that each Participant shall be entitled to the benefits of Sections 7.4, 7.6 and 7.8 (subject to the requirements and limitations therein, including the requirements under Section 7.8(f) (it being understood that the documentation required under Section 7.8(f) shall be delivered to the participating Lender or Swingline Lender)) to the same extent as if it were a Lender or Swingline Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 7.10 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 7.4 or Section 7.8, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation.  Each Lender or Swingline Lender that sells a participation agrees, at the Borrower's request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Section 7.10 with respect to any Participant.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 8.5 that such Participant agrees to be subject to Section 8.5 as though it were a Lender.  Each Lender or Swingline Lender that sells a participation shall, acting solely for this purpose as an agent of each Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender or Swingline Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender or Swingline Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

19.8         Counterparts; Effectiveness; Electronic Execution.

(a)           Counterparts; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Except as provided in Section 9, this Agreement shall become effective when it shall have been executed by the Borrowers, the Guarantors, the Lenders, the Swingline Lender and the Administrative Agent and the Administrative Agent shall have received copies hereof and thereof (telefaxed or otherwise), and thereafter this Agreement shall be binding upon and inure to the benefit of the Borrowers, the Guarantors, the Administrative Agent, each Lender, and the Swingline Lender, and their respective successors and permitted assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or email shall be effective as delivery of a manually executed counterpart of this Agreement.

(b)           Electronic Execution of Assignments.  The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

19.9         Section Headings. The various headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretations of this Agreement or any provision hereof.

19.10       Waivers. Borrowers waive presentment, demand, notice, protest, notice of acceptance of this Agreement, notice of any loan made, credit or other extensions granted, collateral received or delivered or any other action taken in reliance hereon, all demands and notices in connection with the delivery, acceptance, performance, default, or enforcement of any Note or other evidence of Indebtedness secured by the Collateral and all other demands and notice of any description, except for any notices to be provided to Borrowers pursuant to the terms of this Agreement and/or the other Loan Documents.  With respect to both the obligations and the Collateral, Borrowers assent to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Required Lenders may deem advisable.  The Administrative Agent, the Lenders and the Swingline Lender may exercise their rights with respect to the Collateral without resorting, or regard, to other collateral or sources of reimbursement for obligations.

19.11       Authorization to Conduct Due Diligence with Third Parties.  Borrowers hereby authorize the Administrative Agent, the Lenders, the Swingline Lender and any of their representatives, agents or assigns, to contact each Franchisor, the Borrowers’ respective accountants, insurance agents, attorneys and other representatives and agents of each Franchisor  and the Borrowers for the purpose of discussing the Borrowers’ affairs and financial condition and to obtain such information from, and conduct such other due diligence with, such third parties from time to time as the Lender or the Swingline Lender deem necessary or desirable.  Borrowers hereby authorize and direct all such third parties to provide such information to the Administrative Agent, the Lenders, and the Swingline Lender, their representatives, agents and assigns, and to cooperate fully in all respects in connection with any requests for information regarding the Borrowers.

19.12       Agency.  Borrowers acknowledge and agree that all of the rights and remedies which may be exercised by the Administrative Agent, the Lenders and the Swingline Lender under this Agreement, the Notes, the Hedging Contracts, the Secured Hedge Agreements and all Collateral Documents, and all demands and notices which may be given by the Administrative Agent, the Lenders and the Swingline Lender under this Agreement, may be exercised and/or given (as the case may be) by an agent appointed by such Parties for such purposes and identified to the Borrowers in writing by such Parties from time to time.

19.13       Notice.  All notices and other communications shall have been duly given and shall be effective (i) when delivered, (ii) when transmitted via telecopy (or other facsimile device) to the number set forth below, (iii) on the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, (iv) if hand-delivered, by courier or otherwise (including telegram, lettergram or mailgram), when delivered, or (v) on the third business day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address set forth below, or at such other address as such party may specify by written notice to the other party hereto.  No notice of change of address shall be effective except upon actual receipt.  This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

to the Borrowers:	Diversified Restaurant Holdings, Inc.
27680 Franklin Road
Southfield, MI 48034
Attn: President

With a copy to:	Michael T. Raymond, Esq.
Dickinson Wright PLLC
2600 W. Beaver Road, Suite 300
Troy, MI 48084
Telephone: (248) 433-7273
Telecopy: (248) 433-7274

to the Administrative	RBS Citizens, N.A.
Agent:	28 State Street
14th Floor, MS1420
Boston, Massachusetts 02109
Attn: Christopher Wickles, Senior Vice
President
Telephone: (617) 994-7029
Telecopy: (617) 725-5693

With a copy to:	Christopher J. Currier, Esq.
Partridge Snow & Hahn LLP
1700 West Park Drive, Suite 200
Westborough, Massachusetts 01581
Telephone: (508) 599-3000
Telecopy: (508) 599-3010

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).  Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in said subsection (b).

(a)           Electronic Communications.  Notices and other communications to the Lenders or the Swingline Lender hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or Swingline Lender, if such Lender or Swingline Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices by electronic communication.  The Administrative Agent or the Borrowers may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

(b)           Change of Address, Etc.  Any party hereto may change its address or telecopier number for notices and other communications hereunder by notice to the other parties hereto.

(c)           Platform.

(i)           Each Borrower agrees that the Administrative Agent may make the Communications (as defined below) available to the Lenders and the Swingline Lender by posting the Communications on Intralinks or a substantially similar electronic transmission system (the “Platform”).

(ii)           The Platform is provided “as is” and “as available.”  The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications.  No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform.  In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrowers or any of them, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Borrower’s or the Administrative Agent’s transmission of communications through the Platform.  “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any of the Borrowers pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Administrative Agent, or any Lender.

19.14       Indemnity.

(a)           Indemnification by the Borrowers.  The Borrowers shall, on a joint and several basis, indemnify the Administrative Agent (and any sub-agent thereof), the Swingline Lender, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, penalties, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any of the Borrowers arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions, (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Borrower or any of its Subsidiaries, or any liability under Environmental Law related in any way to any Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Borrower, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.  This Section (b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from non-Tax claim.

(b)           Reimbursement by Lenders.  To the extent that the Borrowers for any reason fail to indefeasibly pay any amount required under paragraph (a) or (b) of this Section to be paid by them to the Administrative Agent (or any sub-agent thereof), or any Related Party of any of the foregoing, each Lender and Swingline Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), or such Related Party, as the case may be, such Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), in connection with such capacity.

(c)           Waiver of Consequential Damages, Etc.  To the fullest extent permitted by applicable law, none of the Borrowers shall assert, and each of the Borrowers hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions, any Loan or the use of the proceeds thereof.  No Indemnitee referred to in paragraph (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other

Loan Documents or the transactions contemplated herein.

(d)           Payments.  All amounts due under this Section shall be payable promptly/not later than five (5) days after demand therefor.

(e)           Survival.  The agreements contained in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender or Swingline Lender, the termination of the Commitments and the repayment, satisfaction or discharge of the Obligations of the Borrowers.

19.15       Jury Waiver.  THE PARTIES HERETO IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM.  EACH OF THE BORROWERS, THE LENDER, AND THE SWINGLINE LENDER HEREBY IRREVOCABLY AND VOLUNTARILY WAIVES ANY RIGHT TO TRIAL BY JURY AND AGREES THAT NEITHER, INCLUDING ANY ASSIGNEE OR SUCCESSOR, SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, ANY NOTE, ANY COLLATERAL DOCUMENTS AND OTHER RELATED AGREEMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES, OR ANY OF THEM.  NEITHER THE BORROWERS, NOR ANY OF THEM, NOR ANY LENDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE PARTIES AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS.  NEITHER THE UNDERSIGNED NOR ANY LENDER NOR SWINGLINE LENDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

19.16       Lien and Setoff.  Borrowers, and each of them, hereby grant to the Administrative Agent, the Lenders and the Swingline Lender a continuing lien, security interest, and right of setoff as security for all of its liabilities and Obligations to the Lenders and the Swingline Lender, whether now existing or hereafter arising, upon and against all the deposits, credits, collateral and property of each of the Borrowers (other than clients’ trust and other fiduciary accounts or escrows) now or hereafter in the possession, custody, or control of, or in transit to, the Lenders.  Upon a Default or an Event of Default or upon receipt by any of the Lenders or the Swingline Lender of any legal process, including summons to trustee, relating to any deposits, credits, collateral or property of the Borrowers, or any of them, in the possession, custody or control of, or in transit to, any of the Lenders or the Swingline Lender, without further demand or notice

(any such notice being expressly waived by Borrowers), the Lenders and the Swingline Lender may each set off the same or any part thereof and pay over such sums to the Administrative Agent to be applied to any liability or obligation of Borrowers, or any of them, even though unmatured and regardless of the adequacy of any other collateral securing the Loan evidenced hereby.  TO THE EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS TO REQUIRE LENDERS OR THE SWINGLINE LENDER TO EXERCISE THEIR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES PRIOR TO EXERCISING THEIR RIGHT OF SET OFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF ANY OF THE BORROWERS, ARE HEREBY VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVED.

19.17       Consent to Jurisdiction; Service of Process and Venue.

(a)           Consent to Jurisdiction.  Each of the Borrowers irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the courts of the State of Massachusetts and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Massachusetts sitting State court or, to the fullest extent permitted by applicable law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Lender or Swingline Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any of the Borrowers or its properties in the courts of any jurisdiction.

(b)           Service of Process.  Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 19.13.  Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

(c)           Venue.  Each of the Borrowers irrevocably and unconditionally waive, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in subsection (a) of this Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

19.18       Confidentiality.  Each of the Administrative Agent, the Lenders and the Swingline Lender agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder, under any other Loan Document, Bank Product, Hedging Contract or Secured Hedge Agreement or any action or proceeding relating to this Agreement, any other Loan Document, Bank Product, Hedging Contract or Secured Hedge Agreement or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) (i) any actual or prospective party (or its partners, directors, officers, employees, managers, administrators, trustees, agents, advisors or other representatives) to any swap or derivative or similar transaction under which payments are to be made by reference to any of the Borrowers and its obligations, this Agreement or payments hereunder, (ii) an investor or prospective investor in securities issued by an Approved Fund that also agrees that Information shall be used solely for the purpose of evaluating an investment in such securities issued by the Approved Fund, (iii) a trustee, collateral manager, servicer, backup servicer, noteholder or secured party in connection with the administration, servicing and reporting on the assets serving as collateral for securities issued by an Approved Fund, or (iv) a nationally recognized rating agency that requires access to information regarding the Borrowers, the Loans and Loan Documents in connection with ratings issued in respect of securities issued by an Approved Fund (in each case, it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (h) with the consent of the Borrowers or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, the Swingline Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrowers.

For purposes of this Section, “Information” shall mean all information received from any Borrower or any of its Subsidiaries relating to any Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender, or the Swingline Lender on a nonconfidential basis prior to disclosure by any Borrower or any of its Subsidiaries; provided that, in the case of information received from any Borrower or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

19.19       No Advisory or Fiduciary Responsibility.  In connection with all aspects of each of the Loan Facilities, each of the Borrowers acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) the Loan Facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrowers and their Affiliates, on the one hand, and RBS Citizens (in its capacity as the Administrative Agent and the Sole Lead Arranger), on the other hand, and the Borrowers are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the Loan Facilities and the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (b) in connection with the process leading to such transaction, RBS Citizens (in its capacity as the Administrative Agent and the Sole Lead Arranger) is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for any of the Borrowers or any of their Affiliates, stockholders, creditors or employees or any other Person; (c) RBS Citizens, as either the Administrative Agent or the Sole Lead Arranger, has not assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrowers with respect to any of the Loan Facilities or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether RBS Citizens (in its capacity as the Administrative Agent and the Sole Lead Arranger) has advised or is currently advising any of the Borrowers or any of its Affiliates on other matters) and RBS Citizens, as either the Administrative Agent or the Sole Lead Arranger, does not have any obligation to any of the Borrowers or any of their Affiliates with respect to the Loan Facilities except those obligations expressly set forth herein and in the other Loan Documents; (d) RBS Citizens and its Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers and their Affiliates, and RBS Citizens has no obligation to disclose any of such interest by virtue of any advisory, agency or fiduciary relationship; and (e) RBS Citizens has not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the Loans (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Borrowers have consulted their own legal, accounting, regulatory and tax advisors to the extent each has deemed appropriate.  Each of the Borrowers hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against RBS Citizens with respect to any breach or alleged breach of agency or fiduciary duty.

19.20       Advertising, Promoting and Marketing.   The Administrative Agent and each Lender may, and Borrowers authorize the Administrative Agent and each Lender to, include reference to the Borrowers, its subsidiaries and any other Loan Party, and utilize any logo or other distinctive symbol associated with the Borrowers, their Subsidiaries or any other Loan Party, in connection with any advertising, promoting or marketing undertaken by the Administrative Agent or such Lender.

[SIGNATURE PAGE FOLLOWS]

~ Signature page to Credit Agreement ~

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC	Flyer Enterprises, Inc.
Ansley Group, L.L.C.	Anker, Inc.
AMC Warren, LLC	TMA Enterprises of NOVI, Inc.
Buckeye Group, LLC	AMC Grand Blanc, Inc.
Buckeye Group II, LLC,	AMC Petoskey, Inc.
Each a Michigan Limited Liability Company	AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Crown Point, Inc.	AMC Chesterfield, Inc.
AMC Hobart, Inc.	AMC Marquette, Inc.
AMC Schererville, Inc.	MCA Enterprises Brandon, Inc.
AMC Valparaiso, Inc.	AMC North Port, Inc.
Indy/Michigan Road Inc.	AMC Riverview, Inc.
Avon Burgers, Inc.	Berkley Burgers, Inc.
Westfield Burgers, Inc.	Troy Burgers, Inc.
Avon Burgers Real Estate, Inc.	Ann Arbor Burgers, Inc.
AMC Hammond Inc.	AMC Traverse City, Inc.
each, an Indiana corporation	Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
AMC Lakeland, Inc.	Cascade Burgers, Inc.
AMC Sarasota, Inc.	East Lansing Burgers, Inc.
AMC Ft. Myers, Inc.	Bearcat Enterprises, Inc.
AMC Largo, Inc.	Shelby Township Burgers, Inc.
AMC Ybor, Inc.	AMC Detroit, Inc.
each, a Florida corporation	Bloomfield Burgers, Inc.
Holland Burgers, Inc.
AMC Calumet City, Inc.	Grandville Burgers, Inc.
AMC Homewood, Inc.	Chesterfield Township Burgers, Inc.
AMC Lansing, Inc.	Detroit Burgers, Inc.
AMC Lincoln Park, Inc.	Grand Rapids Burgers, Inc.
AMC Chicago, Inc.	AMC Sault Ste. Marie, Inc.
each, an Illinois corporation	AMC Lapeer, Inc.
each, a Michigan corporation

By:	/s/ Ioana Ben-Ezra
Ioana Ben-Ezra, Secretary
of each of the above listed entities

~ Signature page to Credit Agreement ~

RBS CITIZENS, N.A.
As Administrative Agent, Lender and Swingline Lender

By:	/s/ Lei-Mei Yang
Li-Mei Yang,
Senior Vice President

~ Signature page to Credit Agreement ~

WELLS FARGO BANK, N.A.
As Lender

By:	/s/ Sally Hoffman
Sally Hoffman, Managing Director

APPENDIX I
DEFINITIONS

Definitions and Accounting Terms.  Unless otherwise specified in this Agreement, all accounting terms used in this Agreement shall be interpreted, all financial information required under this Agreement shall be prepared and all financial computations required under this Agreement shall be made in accordance with generally accepted accounting principles consistently applied, or on an income tax basis in accordance with standards established by the American Institute of Certified Public Accountants consistently applied.  All capitalized terms used in this Agreement, the Notes or in any certificate, report or other document made or delivered in connection with this Agreement, unless otherwise defined therein, shall have the following meanings:

“Account”  As defined in Section 8.1 of this Agreement.

“ACH”  As defined in Section 8.1 of this Agreement.

“Adjusted LIBOR Rate”  Relative to any loan to be made, continued or maintained as, or converted into, a LIBOR Rate Loan for any LIBOR Interest Period, a rate per annum determined by dividing (x) the LIBOR Rate for such LIBOR Interest Period by (y) a percentage equal to one hundred percent (100%) minus the LIBOR Reserve Percentage.

“Administrative Agent”  RBS Citizens, N.A. in its capacity as Administrative Agent under any of the Loan Documents, or any successor Administrative Agent.

“Administrative Agent’s Office”  Administrative Agent’s address or such other address or account as Administrative Agent may from time to time notify Borrowers and Lenders.

“Administrative Questionnaire” Shall mean an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Advance”  A Line Advance or a Revolver Advance, as applicable.

“Affiliate”  As applied to any Person, a spouse or relative of such Person, any member, director, partner or officer of such Person, any corporation, partnership, association, firm or other entity of which such Person is a member, director, partner or officer, and any other Person directly or indirectly controlling, controlled or under direct or indirect common control with such Person, including, without limitation, any subsidiary.

“Agent Party”  As defined in Section 19.13(d)(ii).

“Aggregate Commitments”  The Commitments of all Lenders.

“Agreement”  This Amended and Restated Credit Agreement, as amended or supplemented from time to time.

“Alternate Base Rate”  Shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the sum of (i) LIBOR (as determined pursuant to the definition of LIBOR), for an Interest Period of one (1) month commencing on such day plus (ii) 1.00%, in each instance as of such date of determination.  For purposes hereof: “Prime Rate” shall mean, at any time, the rate of interest per annum publicly announced or otherwise identified from time to time by Administrative Agent at its principal office in Boston, Massachusetts as its prime rate.  Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs.  The parties hereto acknowledge that the rate announced publicly by Administrative Agent as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks; and “Federal Funds Effective Rate” shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published on the next succeeding Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.  If for any reason the Administrative Agent shall have determined (which determination shall be conclusive in the absence of manifest error) (A) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms above or (B) that the Prime Rate or LIBOR no longer accurately reflect an accurate determination of the prevailing Prime Rate or LIBOR, the Administrative Agent may select a reasonably comparable index or source to use as the basis for the Alternate Base Rate, until the circumstances giving rise to such inability no longer exist.  Any change in the Alternate Base Rate due to a change in any of the foregoing will become effective on the effective date of such change in the Federal Funds Rate, the Prime Rate or LIBOR for an Interest Period of one (1) month.  Notwithstanding anything contained herein to the contrary, to the extent that the provisions of Section 7.4 shall be in effect in determining LIBOR pursuant to clause (c) hereof, the Alternate Base Rate shall be the greater of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%.

“Alternate Base Rate Loans”  Shall mean any loan or advance made pursuant to this Agreement the rate of interest applicable to which is based on the Alternate Base Rate.

“Applicable Margin”  The Applicable Margin for all Loans shall mean, for any day, the rate per annum set forth below opposite the applicable level then in effect (based on the Lease Adjusted Leverage Ratio), it being understood that the Applicable Margin for (a) Alternate Base Rate Loans shall be the percentage set forth under the column “Alternate Base Rate Margin”, (b) LIBOR Rate Loans and LIBOR Advantage Loans shall be the percentage set forth under the column “LIBOR Margin”, and (c) the Commitment Fee shall be the percentage set forth under the column “Commitment Fee”.

Applicable Margin
Level	Lease Adjusted Leverage Ratio	LIBOR Margin	Alternate Base Rate Margin	Commitment Fee
I	Greater than or equal to 5.00 to 1.00	3.40%	2.40%	0.25%
II	Greater than or equal to 4.50 to 1.00 but less than 5.00 to 1.00	3.10%	2.10%	0.25%
III	Greater than or equal to 4.00 to 1.00 but less than 4.50 to 1.00	2.75%	1.75%	0.25%
IV	Less than 4.00 to 1.00	2.50%	1.50%	0.25%

The Applicable Margin shall for all Loans, in each case, be determined and adjusted quarterly on the date five (5) Business Days after the date on which the Administrative Agent has received from the applicable Borrowers the quarterly financial information (in the case of the first three fiscal quarters of the Borrowers’ fiscal years), the annual financial information (in the case of the fourth fiscal quarter of the applicable Borrowers’ fiscal years) and the certifications required to be delivered to the Administrative Agent and the Lenders in accordance with the provisions of Sections 11.4(a)-(i) (each an “Interest Determination Date”).  Such Applicable Margin shall be effective from such Interest Determination Date until the next such Interest Determination Date.  After the Closing Date, if the applicable Borrowers shall fail to provide the financial information or certifications in accordance with any of the provisions of Sections 11.4(a)-(i) the Applicable Margin shall, on the date ten (10) Business Days after the date by which such Borrowers were so required to provide such financial information or certifications to the Administrative Agent and the Lenders, be based on Level I until such time as such information or certifications or corrected information or corrected certificates are provided, whereupon the Level shall be determined by the then current Lease Adjusted Leverage Ratio.  Notwithstanding the foregoing, the initial Applicable Margins shall be set with pricing as set forth in Level II until the financial information and certificates required to be delivered pursuant to Section 11.4 for the first full fiscal quarter to occur following the Closing Date have been delivered to the Administrative Agent, for distribution to the Lenders.  In the event that any financial statement or certification delivered pursuant to Section 11.4 is shown to be inaccurate at any time prior to the termination of this Agreement, and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, the Borrowers shall immediately (a) deliver to the Administrative Agent a corrected compliance certificate for such Applicable Period, (b) determine the Applicable Margin for such Applicable Period based upon the corrected compliance certificate, and (c) immediately pay to the Administrative Agent for the benefit of the Lenders the accrued additional interest and other fees owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly distributed by the Administrative Agent to the Lenders entitled thereto; provided, that non-payment as a result of such inaccuracy shall not, in any event, be deemed retroactively to be an Event of Default pursuant to Section 14.1, and such amount payable shall be calculated without giving effect to any additional interest payable on overdue amounts under Section 7.3 if paid promptly on demand.  It is acknowledged and agreed that nothing contained herein shall limit the rights of the Administrative Agent and the Lenders under the Loan Documents, including their rights under Sections 7.3 and 14.1, except as provided in the proviso to the previous sentence.

“Applicable Maturity Date”  Shall mean, as applicable, the Term Loan Maturity Date, the Development Line Termination Date and the Revolving Line Termination Date.

“Applicable Percentage”  Shall mean, with respect to any Lender, at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender’s Commitment at such time.  If the Commitment of each Lender to make Loans have been terminated pursuant to Sections 4, 5 or 14 or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments.  The initial Applicable Percentage of each Lender is set forth opposite the name of the Lender on Schedule 2.1 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Applicable Period”  As defined in the definition of “Applicable Margin” in this Appendix I.

“Approved Fund”  Shall mean any Fund that is administered, managed or underwritten by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Asset Disposition”  Shall mean the disposition of any or all of the assets (including, without limitation, the Equity Interests of a Subsidiary or any ownership interest in a joint venture) of any Loan Party or any Subsidiary whether by sale, lease, transfer or otherwise, in a single transaction or in a series of transactions.

“Assignee Group”  A Lender and its Approved Fund.

“Assignment and Assumption”  Shall mean an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 18.7(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit 18.7 or any other form approved by the Administrative Agent.

“Audited Financial Statements”  Shall mean the meaning as defined in Section 11.4(a) hereof.

“Authorized Representatives”  Shall have the meaning given to such term in Section 1(d) of this Agreement.

“Bank Product”  Shall mean any of the following products, services or facilities extended to any Borrower or any Subsidiary by any Bank Product Provider: (a) Cash Management Services; and (b) commercial credit card, purchase card and merchant card services; provided, however, that for any of the foregoing to be included as “Borrower Obligations” for purposes of a distribution under Section 8.2, the applicable Bank Product Provider must have previously provided a Bank Product Provider Notice to the Administrative Agent which shall provide the following information: (i) the existence of such Bank Product and (ii) the maximum dollar amount (if reasonably capable of being determined) of obligations arising thereunder (the “Bank Product Amount”). The Bank Product Amount may be changed from time to time upon written notice to the Administrative Agent by the Bank Product Provider.  Any Bank Product established from and after the time that the Lenders have received written notice from the Borrowers or the Administrative Agent that an Event of Default exists, until such Event of Default has been waived in accordance with Section 18.3, shall not be included as “Borrower Obligations” for purposes of a distribution under Section 8.2.  For avoidance of doubt no Bank Product Provider notice needs to be given to the Administrative Agent in connection with any Hedging Contract or Secured Hedge Agreement.

“Bank Product Amount”  Shall have the meaning set forth in the definition of Bank Product.

“Bank Product Debt”  Shall mean the Indebtedness and other obligations of any Borrower or Subsidiary relating to Bank Products.

“Bank Product Provider”  Shall mean any Person that provides Bank Products to a Borrower or any Subsidiary to the extent that (a) such Person is a Lender, an Affiliate of a Lender or any other Person that was a Lender (or an Affiliate of a Lender) at the time it entered into the Bank Product but has ceased to be a Lender (or whose Affiliate has ceased to be a Lender) under the Agreement or (b) such Person is a Lender or an Affiliate of a Lender on the Closing Date and the Bank Product was entered into on or prior to the Closing Date (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender).

“Bank Product Provider Notice”  Shall mean a notice substantially in the form of Exhibit 16.10 .

“Bankruptcy Code”  Shall mean the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

“Bankruptcy Event”  Shall mean any of the events described in Section 14.8.

“Borrowing Date”  Shall mean, in respect of any Loan, the date such Loan is made.

“Borrowers”    Flyer Enterprises, Inc., Anker, Inc., TMA Enterprises of Novi, Inc., AMC Grand Blanc, Inc., AMC Petoskey, Inc., AMC Troy, Inc., AMC Flint, Inc., AMC Port Huron, Inc., AMC Chesterfield, Inc., AMC Marquette, Inc., MCA Enterprises Brandon, Inc., AMC North Port, Inc., AMC Riverview, Inc., Berkley Burgers, Inc., Troy Burgers, Inc., Ann Arbor Burgers, Inc., AMC Traverse City, Inc., Brighton Burgers, Inc., Cascade Burgers Real Estate, Inc., Cascade Burgers, Inc., Ansley Group, L.L.C., East Lansing Burgers, Inc., Bearcat Enterprises, Inc., TMA Enterprises of Ferndale, LLC, AMC Warren, LLC, Buckeye Group, LLC, Buckeye Group II, LLC, AMC Lakeland, Inc., AMC Sarasota, Inc., AMC Ft. Myers, Inc., Shelby Township Burgers, Inc., AMC Detroit, Inc., AMC Largo, Inc., Bloomfield Burgers, Inc., Holland Burgers, Inc., Grandville Burgers, Inc., AMC Crown Point, Inc., AMC Valparaiso, Inc., AMC Homewood, Inc., AMC Calumet City, Inc., AMC Lincoln Park, Inc., AMC Lansing, Inc., AMC Schererville, Inc., AMC Hobart, Inc., Chesterfield Township Burgers, Inc., Detroit Burgers, Inc., Grand Rapids Burgers, Inc., AMC Sault Ste. Marie, Inc., AMC Lapeer, Inc., Indy/Michigan Road Inc., Avon Burgers, Inc., Westfield Burgers, Inc., AMC Ybor, Inc., AMC Hammond Inc., AMC Chicago, Inc. and Avon Burgers Real Estate, Inc.

“Borrowing”  Means an extension of credit under any of the Loans as the context may require.

“Bagger Dave’s”  Bagger Dave’s Franchising Corporation.

 “Bagger Dave’s Documents” All franchise documents issued by Bagger Dave’s to any of the Borrowers.

“Bagger Dave’s Legendary Burger Tavern Restaurant”  Any Restaurant operated as a Bagger Dave’s Legendary Burger Tavern Restaurant.

“BD Development Advance”  As defined in Section 4.2 hereof.

“Buffalo Wild Wings” Buffalo Wild Wings International, Inc., an Ohio corporation, and its subsidiaries.

 “Buffalo Wild Wings Documents” All franchise documents issued by Buffalo Wild Wings to any of the Borrowers.

“Buffalo Wild Wings Restaurant”  Any Restaurant operated as a Buffalo Wild Wings restaurant.

“Business Day”

(a)           With respect to any LIBOR Advantage Loan, Prime Rate Loan or Alternate Base Rate Loan, any day which is neither a Saturday, Sunday nor a legal holiday on which commercial banks are authorized or required to be closed in Boston.

(b)           With respect to any LIBOR Rate Loan:

(i)            Any day which is neither a Saturday nor Sunday nor a legal holiday on which commercial banks are authorized or required to be closed in Boston, Massachusetts;

(ii)           When such term is used to describe a day on which a borrowing, payment, prepayment or repayment is to be made in respect of a LIBOR Rate Loan, any day which is (i) neither a Saturday nor Sunday nor a legal holiday on which commercial banks are authorized or required to be closed in New York City; and (ii) a London Banking Day; and

(iii)           When such term is used to describe a day on which an interest rate determination is to be made in respect of a LIBOR Rate Loan, any day which is a London Banking Day.

“BWW Development Advance”  As defined in Section 4.2 hereof.

 “Capital Lease”  Shall mean any lease of property, real or personal, the obligations with respect to which are required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

“Cash Collateralize”  Shall mean to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent or Swingline Lender (as applicable) and the Lenders, as collateral for obligations in respect of Swingline Loans or obligations of Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances or, if the Swingline Lender benefiting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) the Administrative Agent and (b) the Swingline Lender.  “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Management Services”  Shall mean any services provided from time to time to any Borrower or Subsidiary in connection with operating, collections, payroll, trust, or other depository or disbursement accounts, including automatic clearinghouse, controlled disbursement, depository, electronic funds transfer, information reporting, stop payment, overdraft and/or wire transfer services and all other treasury and cash management services.

“Change in Control”  Shall mean (a) in the case of Diversified Restaurant Holdings, Inc., that T. Michael Ansley, ceases to maintain the power, directly or indirectly, to control the voting power of 50% or more of the outstanding Equity Interests of Diversified Restaurant Holdings, Inc.; (b) in the case of any Entity Guarantors (other than Diversified Restaurant Holdings, Inc.) or any Borrower, that such entity ceases to be a wholly-owned Subsidiary, directly or indirectly, of Diversified Restaurant Holdings, Inc.; or (c) T. Michael Ansley shall cease to hold office as or perform the day-to-day duties of the President of Diversified Restaurant Holdings, Inc., unless, prior to such event, Diversified Restaurant Holdings, Inc. shall have retained a replacement officer in place of such individual who is acceptable to the Required Lenders.

“Change in Law”  Shall mean the occurrence, after the date of this Agreement, of any of the following:  (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Closing Date”  April 15, 2013.

“Collateral”  Any property (real or personal) on which a Lien exists in favor of the Administrative Agent for the benefit of Lenders and the Swingline Lender securing the obligations of the Borrowers and Guarantors hereunder and under the Notes or other Loan Documents.

“Collateral Documents”  All Uniform Commercial Code financing statements, Mortgage Documents, the Security Agreement, IP Security Agreements, the Stock Pledge Agreement, and any other documents executed and delivered by any of the Borrowers or any Guarantors, as the same may be from time to time modified, supplemented, renewed, continued or amended.

“Commitment”  As to each Lender, its obligations to make Loans to the Borrowers pursuant to Section 2.1 in the aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.1 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, or such amount as may be adjusted from time to time in accordance with this Agreement.

 “Committed Borrowing” Means a Borrowing consisting of simultaneous Committed Loans having the same Interest Period made by each of the Lenders pursuant to Section 2.1.

“Commitment Fee” Means the Development Line Commitment Fee and the Revolving Line Commitment Fee.

“Committed Loan”  Has the meaning specified in Section 2.1, and shall include the Loans.

“Communications”  As defined in Section 19.13(d)(ii).

“Conversion Obligations”  Shall mean the First Conversion Obligations and the Second Conversion Obligations.

 “Debt Issuance”  Shall mean the issuance of any Indebtedness by any of the Loan Parties or any of their Subsidiaries (excluding any Equity Issuance or any Indebtedness of any Loan Parties permitted to be incurred pursuant to Section 12.1 hereof).

“Debtor Relief Laws”  Shall mean the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Debt Service Coverage Ratio”  For the period in question, on a consolidated basis for the Loan Parties, the calculation described as a ratio of (a) the sum of EBITDA, plus Pre-opening Expense, less cash taxes, less maintenance capital expenditures ($10,000.00 per store), less Distributions, plus or minus (as the case may be) the net change of the amount of stockholder/member/intercompany notes due to or due from the Loan Parties to (b) the sum of Interest Expense, scheduled principal payments on long term debt and the current portion of Capital Lease obligations of the Loan Parties.  For purposes of calculating the net increase or decrease in the amount of stockholder/member/intercompany notes, the aggregate amount of such intercompany obligations of the Loan Parties for the period being measured shall be compared with the aggregate amount of intercompany obligations of the Loan Parties for the 12-month period immediately preceding the period being measured.  Any net increase due to the Loan Parties or net decrease due from the Loan Parties shall be added to the numerator in the above ratio; and any net increase due from the Loan Parties or net decrease due to the Loan Parties shall be subtracted from the numerator in the above ratio.

“Default”  An Event of Default or event or condition that, but for the requirement that time elapse or notice be given, or both, would constitute an Event of Default.

“Defaulting Lender”  Shall mean, subject to Section 17(b) any Lender that, (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrowers in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable Default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Swingline Lender, or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Swingline Loans) within two Business Days of the date when due,  (b) has notified the Borrowers, the Administrative Agent or any Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrowers, to confirm in writing to the Administrative Agent and the Borrowers that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrowers), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 17(b)) upon delivery of written notice of such determination to the Borrowers, each Swingline Lender and each Lender.

“Default Rate”  Shall mean (a) an interest rate equal to (i) for Alternate Base Rate Loans (A) the Alternate Base Rate plus (B) the Applicable Margin at Level I applicable to Alternate Base Rate Loans plus (C) 2.00% per annum and (ii) for LIBOR Rate Loans, (A) the LIBOR Rate plus (B) the Applicable Margin at Level I applicable to LIBOR Rate Loans plus (C) 2.00% per annum and (iii) for LIBOR Advantage Loans (A) the LIBOR Advantage Rate plus (B) the Applicable Margin  at Level I applicable to LIBOR Advantage Loans plus (C) 2:00% per annum, and (b) when used with respect to any other fee or amount due hereunder, a rate equal to (A) the Alternate Base Rate plus (B) the Applicable Margin at Level I applicable to Alternate Base Rate Loans plus 2.00% per annum.

“Development Line Commitment Fee”  As defined in Section 4.5 hereof.

“Development Line Committed Amount”  As defined in Section 4.1.

“Development Line of Credit Loan”  As defined in Section 4.1 of this Agreement.

“Development Line of Credit Notes”  As defined in Section 4.1 of this Agreement.

“Development Line Termination Date”  As defined in Section 4.1 of this Agreement.

“Disposition or “Dispose”  Means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Distributions”  For the period in question, the aggregate of all amounts paid or payable (without duplication) by any Loan Party as dividends, distributions or owner withdrawals and/or compensation, and includes any purchase, redemption or other retirement of any ownership interests directly or indirectly through a Subsidiary or otherwise and includes return of capital to members, shareholders or partners.

“Documentation Agent”  Shall mean Wells Fargo Bank, N.A., in its capacity as Documentation Agent under any of the Loan Documents, or any successor Documentation Agent.

“Dollars and “$”  Shall mean dollars in lawful currency of the United States of America.

“Domestic Lending Office”  Shall mean, initially, the offices of each Lender designated as such Lender’s Domestic Lending Office in such Lender’s Administrative Questionnaire; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrowers as the office of such Lender at which the Alternate Base Rate Loans of such Lender are to be made.

“Domestic Subsidiary”  Shall mean any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia.

 “EBITDA”  Means, for any period, for Loan Parties on a consolidated basis, an amount equal to Net Income for such period plus (a) the following to the extent deducted in calculating such Net Income: (i) Interest Expense for such period, (ii) the provision for federal, state, local and foreign income taxes (and franchise tax in the nature of income tax) payable by Loan Parties for such period, (iii) depreciation and amortization expense, (iv) other non-cash items of Loan Parties reducing Net Income which do not represent a cash item in such period or any future period, and (v) nonrecurring and extraordinary losses minus (b) the following to the extent included in calculating such Net Income for such period: (i) Federal, state, local and foreign income tax credits of Loan Parties for such period, (ii) all non-cash items increasing Net Income for such period, (iii) cash capital gains, and (iv) nonrecurring and extraordinary gains.

 “Eligible Assignee”  Shall mean (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, and (ii) unless an Event of Default has occurred and is continuing and so long as the primary syndication of the Loans has been completed as determined by RBS Citizens, the Borrowers (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include (A) any Restricted Party or any of the Restricted Party’s Affiliates or Subsidiaries, or (B) any Person holding Subordinated Debt of the Borrowers or any of such Person’s Affiliates or (C) any Defaulting Lender (or any of their Affiliates).

“Entity Guarantors”  Together, Diversified Restaurant Holdings, Inc., AMC Group, Inc., AMC Wings, Inc., AMC Burgers, Inc., and Bagger Dave’s Franchising Corporation.

“Environmental Laws”  Shall mean any and all applicable foreign, federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirement of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time be in effect during the term of this Agreement.

“Environmental Reports”  As defined in Section 10.15 of this Agreement.

 “Equity Interests”  Shall mean (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general, preferred or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers or could confer on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, without limitation, options, warrants and any other “equity security” as defined in Rule 3a11-1 of the Exchange Act.

“Equity Issuance”  Shall mean any issuance by any Loan Party or any Subsidiary to any Loan Party which is not a Loan Party of (a) shares or interests of its Equity Interests, (b) its Equity Interests pursuant to the exercise of options or warrants or similar rights, (c) any shares or interests of its Equity Interests pursuant to the conversion of any debt securities to equity or (d) warrants or options or similar rights that are exercisable or convertible into shares or interests of its Equity Interests.

“Event of Default”  Shall mean any of the events specified in Section 14; provided, however, that any requirement for the giving of notice or the lapse of time, or both, or any other condition, has been satisfied.

 “Excluded Taxes”  Shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise (and similar) Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes; (b) U.S. federal withholding or backup withholding Taxes imposed on amounts payable to or for the account of a Lender with respect to an applicable interest in a Loan or commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or commitment (other than pursuant to an assignment request by the Borrower under Section 7.10(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 7.8, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office; (c) Taxes attributable to such Recipient’s failure to comply with Section 7.8(f); (d) any U.S. federal withholding Taxes imposed under FATCA; and (e) penalties and interest in respect of the foregoing Taxes.

“Existing Loan Facilities”  The loan facilities dated September 25, 2012 by and among certain of the Borrowers and RBS Citizens, N.A. which provided for the extension of credit to such Borrowers under a $37,000,000.00 term loan, a $10,000,000.00 development line of credit, and a $1,000,000.00 revolving line of credit loan.

“FATCA”  Shall mean Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof.

“Federal Funds Effective Rate”  Shall have the meaning set forth in the definition of “Alternate Base Rate”.

“Fee Letter”  Means the “Fee Letter” dated March 4, 2013 between RBS Citizens and the Borrowers.

“Fee Mortgages”  The Mortgage, Security Agreements and Financing Statements recorded against the Fee Premises.

“Fee Premises”  Collectively, the premises listed in the attached Schedule A and identified as a “Fee Premises”.

“First Conversion Amount”  As defined in Section 4.7 of this Agreement.

“First Conversion Date”  As defined in Section 4.7 of this Agreement.

“First Conversion Obligation”  As defined in Section 4.7(a) of this Agreement.

“Foreign Lender”  Shall mean (a) if the Borrower is a U.S. Person, a Lender or a Swingline Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, any Lender or Swingline Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.

“Foreign Subsidiary”  Shall mean any Subsidiary that is not a Domestic Subsidiary.

“Franchise Agreement”  Any franchise agreement in effect between any Borrower and either Buffalo Wild Wings or Bagger Dave’s.

“Franchise Documents”  All documents entered into by either Buffalo Wild Wings or Bagger Dave’s and any Borrower or the owner/operator of the Restaurants in connection with any lease, license, or franchise given by either Buffalo Wild Wings or Bagger Dave’s for the operation of the Restaurants, as the same may be amended or otherwise modified from time to time and including all renewals and extensions thereof.

“Franchisor”  Any franchisor under any of the Franchise Agreements.

“Fronting Exposure” Shall mean, at any time there is a Defaulting Lender, with respect to any Swingline Lender, such Defaulting Lender’s Applicable Percentage of outstanding Swingline Loans made by such Swingline Lender other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

“Funded Debt”  The sum of all current and long-term obligations (including all current and long-term obligations with respect to Capital Leases) of any Person as of any date as of such date.

“Funding Date”  With respect to the Term Loan, the 15th day of April, 2013.

“GAAP”  Shall mean generally accepted accounting principles in effect in the United States of America (or, in the case of Foreign Subsidiaries with significant operations outside the United States of America, generally accepted accounting principles in effect from time to time in their respective jurisdictions of organization or formation) applied on a consistent basis.

“Governmental Authority”  Shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Ground Leases”  Means any facility leased by a Borrower or an Affiliate which includes the lease of the land on which the facility is located.

 “Guaranties/Guaranty”  The unlimited guaranties executed by the Personal Guarantor and the Entity Guarantors.  Each such guaranty shall be referred to as a “Guaranty” and all together as the “Guaranties”.

“Guarantors”  The Entity Guarantors and the Personal Guarantor defined herein.

“Hedge Provider”  Shall mean any Lender or an Affiliate of a Lender that enters into any Hedging Contract or Secured Hedge Agreement with a Loan Party.

“Hedging Contracts”  Shall mean any and all rate swap transactions, foreign exchange transactions, credit derivative transactions and commodity transactions, including, but not limited to, basis swaps, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price of forward bond index transaction, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing) whether or not any such transaction is governed by or subject to any master agreement.

“Hedging Obligations”  With respect to Borrowers, all liabilities of the Borrowers to any of the Lenders or any Affiliate of any Lender under any Hedging Contracts or Secured Hedge Agreements.

“Indemnified Taxes”  Shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee”  As defined in Section 19.14 of this Agreement.

“Incurrence Test”  The requirement contained in Section 9.1(vii) of this Agreement.

“Indebtedness”  As applied to each Loan Party, (i) all obligations for borrowed money (excluding subordinated shareholder notes) or other extensions of credit, whether or not secured, including all obligations representing the deferred purchase price of property, other than accrued expenses and accounts payable on open account arising in connection with the purchase of inventory on terms customary in the trade, whether or not secured, (ii) all obligations evidenced by bonds, the Notes, debentures or other similar instruments, (iii)  all reimbursement obligations (contingent or otherwise) under any letter of credit, (iv) all obligations secured by any mortgage, pledge, security interest or other lien on property owned or acquired whether or not the obligations secured thereby shall have been assumed, (v) the capitalized amount, as determined by accountants, of all obligations as lessee under Capital Leases, (vi) all guarantees and other contingent liabilities, and (vii) all obligations which are immediately due and payable out of the proceeds of or production from property now or hereafter owned or acquired.

“Information”  As defined in Section 19.18 of this Agreement.

“Initial Notice of Borrowing”  As defined in Section 3.3 of this Agreement.

“Interest Determination Date”  As defined in the definition of “Applicable Margin” in this Appendix I.

“Interest Expense”  means, for the period in question, on a consolidated basis for the Loan Parties, the gross interest expense, including without limitation the current amortized portion of all fees, charges, and commissions (including fees payable in respect to any Hedging Contracts) payable in connection with the incurrence of Indebtedness to the extent included in gross interest expense and (b) the portion of any payments made in connection with Capital Leases allocable to interest expense, all determined on a consolidated basis in accordance with GAAP applied on a consistent basis.

 “Interest Payment Date”   Shall mean (a) as to any Alternate Base Rate Loan, the first Business Day of each calendar month, (b) as to any LIBOR Rate Loan the end of the applicable Interest Period (provided however that with respect to any LIBOR Rate Loan under the Development Line of Credit Loan having an Interest Period of one week, the Interest Payment Date shall be the end of each calendar month), (c) as to any LIBOR Advantage Rate Loan, the end of the applicable LA Interest Period, and (d) as to any Loan which is the subject of a mandatory prepayment required pursuant to Section 8.3, the first Business Day following the date on which such mandatory prepayment is due.

“Interest Period”  Shall mean, with respect to any LIBOR Rate Loan,

(a)           initially, the period commencing on the Borrowing Date or conversion date, as the case may be, with respect to such LIBOR Rate Loan and ending one month thereafter (or one week thereafter in the case of a LIBOR Rate Loan under the Development Line of Credit Loan for which the Borrowers have selected an Interest Period of one week pursuant to the provisions of Section 4.3 hereof); and

(b)           thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such LIBOR Rate Loan and ending one month thereafter (or one week thereafter in the case of a LIBOR Rate Loan under the Development Line of Credit Loan for which the Borrowers have selected an Interest Period of one week pursuant to the provisions of Section 4.3 hereof); provided that the foregoing provisions are subject to the following:

(i)            if any Interest Period pertaining to a LIBOR Rate Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

(ii)           any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month;

(iii)          no Interest Period in respect of any Loan shall extend beyond the Applicable Maturity Date and, further with regard to any Loan, no Interest Period shall extend beyond any principal amortization payment date with respect to such Loan unless the portion of such Loan consisting of Alternate Base Rate Loans together with the portion of such Loan consisting of LIBOR Rate Loans with Interest Periods expiring prior to or concurrently with the date such principal amortization payment date is due, is at least equal to the amount of such principal amortization payment due on such date; and

(iv)          no more than six (6) LIBOR Rate Loans (or such greater number as may be approved by the Administrative Agent) may be in effect at any time.  For purposes hereof, LIBOR Rate Loans with different Interest Periods shall be considered as separate LIBOR Rate Loans, even if they shall begin on the same date and have the same duration, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new LIBOR Rate Loan with a single Interest Period.

“IP Security Agreements”  The security agreements covering copyrights and trademarks granted to the Administrative Agent for the benefit of the Lenders and Swingline Lender as confirmed and amended (including the copyrights and trademarks of AMC Burger, Inc., Bagger Dave’s Franchising Corporation, Berkley Burgers, Inc., Troy Burgers, Inc., and Ann Arbor Burgers, Inc.).

 “Joinder Agreement”  As defined in Section 9.1 of this Agreement, a form of which is attached hereto as Exhibit 9.1(v).

 “LA Interest Period”  With respect to any LIBOR Advantage Loan, the period commencing on (and including) the Borrowing Day and ending on (but excluding) the date which numerically corresponds to such date one month later, and thereafter, each one month period ending on the day of such month that numerically corresponds to the Borrowing Day.  If an LA Interest Period is to end in a month for which there is no day which numerically corresponds to the Borrowing Day, the LA Interest Period will end on the last day of such month.  Notwithstanding the date of commencement of any LA Interest Period, interest shall only begin to accrue as of the date the initial LIBOR Advantage Loan is made hereunder.

“Lease Adjusted Leverage Ratio”  For the period in question, on a consolidated basis for the Loan Parties, the ratio of (a) the sum of (i) Funded Debt, adjusted for New Unit Development and (ii) Third Party Rent for the twelve (12) month period ending on such date multiplied by eight (8), divided by (b) the sum of (i) EBITDA, plus (ii) Pre-opening Expense, plus (iii) Third Party Rent for the twelve (12) month period ending on such date.

“Leasehold Mortgages”  The Leasehold Mortgages recorded against the Leasehold Premises.

“Leasehold Premises”  Collectively, the premises listed in the attached Schedule A and identified as a “Leasehold Premises”.

“Lender.”  As defined in the introductory paragraph of this Agreement, as the same may be replaced pursuant to the terms of Section 7.10(b) or 18.7(b) hereof.

“LIBOR Advantage Loan”  Any Loan or advance for which the applicable rate of interest is based upon the LIBOR Advantage Rate.

“LIBOR Advantage Rate”  Relative to any LA Interest Period, the offered rate for delivery in two London Banking Days of deposits of U.S. Dollars for a term coextensive with the designated LA Interest Period which the British Bankers’ Association fixes as its LIBOR rate as of 11:00 a.m. London time on the day on which such LA Interest Period commences.  If the first day of any LA Interest Period is not a day which is both a (i) Business Day, and (ii) a London Banking Day, the LIBOR Advantage Rate shall be determined by reference to the next preceding day which is both a Business Day and a London Banking Day. Interest accruing by reference to the LIBOR Advantage Rate shall be calculated for the actual number of days elapsed on the basis of a 360-day year, including the first date of the applicable period to, but not including, the date of repayment.  If for any reason the LIBOR Advantage Rate is unavailable and/or the Lender is unable to determine the LIBOR Advantage Rate for any LA Interest Period, the Lender may, at its discretion, either: (a) select a replacement index based on the arithmetic mean of the quotations, if any, of the interbank offered rate by first class banks in London or New York for deposits with comparable maturities or (b)  accrue interest at a rate per annum equal to the Lender’s Prime Rate as of the first day of any Interest Period for which the LIBOR Advantage Rate is unavailable or cannot be determined.

“LIBOR Lending Office”  Shall mean, initially, the office(s) of each Lender designated as such Lender’s LIBOR Lending Office in such Lender’s Administrative Questionnaire; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrowers as the office of such Lender at which the LIBOR Rate Loans of such Lender are to be made.

 “LIBOR Rate”  Shall mean, for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBOR01 Page (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period.  If for any reason such rate is not available, then “LIBOR” shall mean the rate per annum at which, as determined by the Administrative Agent in accordance with its customary practices, Dollars in an amount comparable to the Loans then requested are being offered to leading banks at approximately 11:00 A.M. London time, two (2) Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected.

“LIBOR Rate Loan”  Any loan or advance made pursuant to this Agreement (other than a LIBOR Advantage Loan) the rate of interest applicable to which is based upon the LIBOR Rate.

 “LIBOR Reserve Percentage”  Relative to any day of any LIBOR Interest Period, the maximum aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) under any regulations of the Board of Governors of the Federal Reserve System (the “Board”) or other governmental authority having jurisdiction with respect thereto as issued from time to time and then applicable to assets or liabilities consisting of “Eurocurrency Liabilities”, as currently defined in Regulation D of the Board, having a term approximately equal or comparable to such Interest Period.

“LIBOR Tranche”  Shall mean the collective reference to LIBOR Rate Loans whose Interest Periods begin and end on the same day.

“Lien” Any mortgage, pledge, security interest, lien or other charge or encumbrance on any of the property or assets of any of the Loan Parties, now owned or hereafter acquired.

“Line Advances”  As defined in Section 4.1 of this Agreement.

“Loans”  Collectively, the Term Loan, the Development Line of Credit Loan (including the Conversion Obligations), the Swingline Loans and the Revolving Line of Credit Loan (each, individually, a “Loan”).

“Loan Documents”  Collectively, this Agreement, the Notes, the Security Agreement, the IP Security Agreements, the Stock Pledge Agreement, the Mortgage Documents, any Hedging Contracts and each and all documents executed and/or delivered to the Lender as of this date and hereafter in connection with the Loans, all as may be modified, amended, restated and/or substituted.

“Loan Parties”  Shall mean collectively the Borrower, the Entity Guarantors and any Affiliate of the Borrowers or any Entity Guarantor and “Loan Party” means any one of them.

“London Banking Day”  A day on which dealings in US dollar deposits are transacted in the London interbank market.

“Mandatory Swingline Borrowing” As defined in Section 5.2(b) of this Agreement.

“Material Adverse Effect” Shall mean a material adverse effect on (a) the business, operations, property, assets or condition (financial or otherwise) of any of the Loan Parties or their Subsidiaries taken as a whole, (b) the ability of any Loan Parties to perform its obligations, when such obligations are required to be performed, under this Agreement, any of the Notes or any other Loan Document or (c) the validity or enforceability of this Agreement, any of the Notes or any of the other Loan Documents, the Liens (for the benefit of the Lenders) on the Collateral or the priority of such Liens or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

“Mortgage Documents”  Those certain Fee Mortgages and Leasehold Mortgages covering the Fee Premises and the Leasehold Premises of even date herewith, and all other documents executed in connection with the foregoing, given by a Borrower to the Administrative Agent for the benefit of the Lenders and the Swingline Lender covering the Fee Premises and/or the Leasehold Premises, as any and/or all may be amended, restated and/or substituted.

“Net Cash Proceeds”  Shall mean the aggregate cash proceeds received by any of the Borrowers or any Subsidiary in respect of any Asset Disposition, Equity Issuance, Debt Issuance or Recovery Event, net of (a) reasonable and customary direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions) associated therewith and paid to Persons who are not Restricted Parties or their Affiliates unless otherwise permitted by this Agreement, (b) amounts held in escrow to be applied as part of the purchase price of any Asset Disposition and (c) taxes paid or reasonably estimated to be payable as a result thereof; it being understood that “Net Cash Proceeds” shall include, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received by any of the Borrowers or any Subsidiary in any Asset Disposition, Equity Issuance, Debt Issuance or Recovery Event and any cash released from escrow as part of the purchase price in connection with any Asset Disposition.

“Net Income”  Means, for any period, for the Loan Parties on a consolidated basis, the net income of the Loan Parties for that period.

“New Affiliate”  Any Affiliate of any of the Loan Parties formed/established hereafter which becomes the owner or operator of Buffalo Wild Wings Restaurant or a Bagger Dave’s Legendary Burger Tavern Restaurant and as defined in Section 9.1(vi) of this Agreement.

“New Unit”  Means a Restaurant location that has been in operation by a Loan Party for less than twelve (12) months from the date hereof.

“New Unit Development”  With respect to a New Unit, an amount equal to the product of (a) 1.00 minus a fraction, the numerator of which is the number of months such New Unit has been in operation and the denominator of which is 12, times (b) the amount of the Funded Debt for such new unit.

“Non-Consenting Lender”  Shall mean any Lender that refuses to consent to any amendment, waiver, consent or other modification of any Loan Document requested by any of the Borrowers that requires the consent of 100% of the Lenders or 100% of all affected Lenders and which, in any case, has been consented to by the Required Lenders.

“Non-Defaulting Lender”  Shall mean, at any time, each Lender that is not a Defaulting Lender at such time.

“Notes”  The Term Notes, the Development Line of Credit Notes, the Revolving Line of Credit Notes and the Swingline Notes (each, individually, a “Note”).

“Notice of Borrowing” Has the meaning given in Sections 4.1, 5.2, and 6.1 of this Agreement.

“Notice of Converstion/Interest Period Change”  As defined in Section 7.1(b) of this Agreement.

“Obligation(s)”  All loans, advances, indebtedness, notes, liabilities and other extensions of credit and amounts, liquidated or unliquidated, owing by Borrowers, or any of them, to the Lender at any time, each of every kind, nature and description, whether arising under this Agreement or otherwise, direct or indirect (that is, whether the same are due directly or indirectly to the Lender as endorser or guarantor, or as obligor of obligations due to third persons which have been endorsed or assigned to the Lender, or otherwise), primary or secondary, absolute or contingent, due or to become due, now existing or hereafter arising or acquired, including, but not limited to all obligations of Borrowers, or any of them, under the Notes and under any guaranty executed by the Borrowers, or any of them, in favor of the Lender for obligations of another.  Obligation(s) shall also include any swap transaction or other interest rate protection transaction, including Hedging Obligations involving a Lender or any Affiliate of any Lender and the Borrowers, or any of them, whether under the Hedging Contracts any Secure Hedge Agreements or otherwise, and all obligations of the Borrowers, or any of them, under any credit card line of credit or facility made available to the Borrowers and their employees and agents by any Lender or any Affiliate of any Lender and all interest and other charges due from the Borrowers, or any of them, to the Lender or any Affiliate of any Lender and all costs and expenses referred to in this Agreement.

“Operating Costs”  Means cash expenses incurred for the applicable period in connection with the ownership, rental, use and operation of a Fee Property.

“Other Connection Taxes”  Shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” Shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 7.10).

 “Outstanding Amount”  Means with respect to Committed Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Committed Loans, as the case may be, occurring on such date.

“Participant Register”  Has the meaning specified in Section 19.7(d).

“Payment Event of Default”  Shall mean an Event of Default specified in Section 14.1.

“Person”  A corporation, an association, a partnership, business, an individual, a joint venture, an organization, a government or political subdivision agency.

“Personal Guarantor”  T. Michael Ansley.

“Pre-opening Expense”  Means that portion of the operating expense for a New Unit attributable to the period prior to the opening of such New Unit.

“Premises”  Each property constituting the Fee Premises and the Leasehold Premises.

“Prime Rate”  As defined in the definition of Alternate Base Rate.

“Prime Rate Loan”  Any loan made pursuant to this Agreement for the period(s) when the rate of interest applicable to such loan is calculated by reference to the Prime Rate.

 “RBS Citizens” Shall mean RBS Citizens, N.A., a national banking association, together with its successors and/or assigns.

“Real Estate Advance”  As defined in Section 4.2 hereof.

“Recipient”  Shall mean (a) the Administrative Agent or (b) any Lender, as applicable.

“Recovery Event”  Shall mean the receipt by any of the Loan Parties or their Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective property or assets.

“Register”  Shall have the meaning given to such term in Section 18.7(c) of this Agreement.

“Related Parties” Shall mean, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates.

“Removal Effective Date”  As defined in Section 16.8(b) of this Agreement.

“Required Lenders”  Means, as of any date of determination, Lenders having more than 50% of the Aggregate Commitments or, if the commitment of each Lender to make Loans have been terminated pursuant to Sections 4, 5 or 14, Lenders holding in the aggregate more than 50% of the Outstanding Amount; provided that the Commitment of, and the portion of the Outstanding Amount held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders; provided, further, that in the event that (a) there are only two (2) Lenders, then both Lenders shall be required to constitute Required Lenders; and (b) there are three (3) Lenders, then at least two (2) Lenders together holding more than 50% of the Aggregate Commitments shall be required to constitute Required Lenders; provided, further, that if any Lender shall be a Defaulting Lender at such time, then the outstanding loans and unfunded commitments under the Loans of such Defaulting Lender shall be excluded from the determination of Required Lenders.

 “Requirement of Law”  Shall mean, as to any Person, (a) the articles or certificate of incorporation, by-laws or other organizational or governing documents of such Person, and (b) all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, executive orders, and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority (in each case whether or not having the force of law); in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Resignation Effective Date”  As defined in Section 16.8(a) of this Agreement.

“Restaurant”  Any Buffalo Wild Wings or Bagger Dave’s Restaurant operated by any of the Borrowers or their Affiliates.

“Revolver Advances”  As defined in Section 6.1 of this Agreement.

“Revolving Line Commitment Fee”   As defined in Section 6.5 of this Agreement.

“Revolving Line of Credit Loan”  As defined in Section 6 of this Agreement.

“Revolving Line of Credit Notes”  As defined in Section 6.1 of this Agreement.

“Revolving Line Termination Date”  As defined in Section 6.1 of this Agreement.

“Second Conversion Amount”  As defined in Section 4.7 of this Agreement.

“Second Conversion Date”  As defined in Section 4.7 of this Agreement.

“Second Conversion Obligation”  As defined in Section 4.7(b) of this Agreement.

“Secured Hedge Agreement” Shall mean any Hedging Contract with the Lender or an affiliate of the Lender that (a) is in effect on the Closing Date with a counterparty that is a Lender or an affiliate of a Lender as of the Closing Date or (b) is entered into on or after the Closing Date with a counterparty that is a Lender or an affiliate of a Lender at the time such Hedging Contract is entered into.

“Security Agreements”  Those certain Security Agreements dated the date hereof pursuant to which each of the Borrowers have granted to the Administrative Agent for the benefit of the Lenders and the Swingline Lender a continuing security interest in all of its personal property and fixtures to secure the Borrowers’ obligations to the Lenders and the Swingline Lender.

“Sole Bookrunner” Shall mean RBS Citizens, in its capacity as Sole Bookrunner under any of the Loan Documents, or any successor Sole Bookrunner.

“Sole Lead Arranger”  RBS Citizens, in its capacity as the sole lead arranger for the Loans in connection with its efforts on a best efforts basis to arrange a syndicate of financial institutions to provide all of the commitments needed to fund all of the Loans.

“Space Lease”  Any facility leased by a Borrower or an Affiliate which does not include a lease of the land on which the facility is located.

“Stock Pledge Agreement”  Means the pledge agreement of AMC Burgers, Inc. granted to the Administrative Agent for the benefit of the Lenders and the Swingline Lender in its stock of Bagger Dave’s Franchising Corporation, Berkley Burgers, Inc., Ann Arbor Burgers, Inc.,  Troy Burgers, Inc., Brighton Burgers, Inc., East Lansing Burgers, Inc., Cascade Burgers, Inc., Chesterfield Township Burgers, Inc., Grandville Burgers, Inc., Holland Burgers, Inc., Bloomfield Burgers, Inc., Shelby Township Burgers, Inc., Detroit Burgers, Inc., Grand Rapids Burgers, Inc., Indy/Michigan Road, Inc., Avon Burgers, Inc and Westfield Burgers, Inc.

“Subordinated Debt”  Shall mean any other any Indebtedness incurred by any of the Borrowers or any Affiliate which by its terms is specifically subordinated in right of payment to the prior payment of the Obligations of each of the Borrowers to the Lenders and contains subordination and other terms acceptable to the Administrative Agent.

“Subsidiary”  Shall mean, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, limited liability company, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

“Swingline Commitment”  Shall mean the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding up to the Swingline Committed Amount, and the commitment of the Lenders to purchase participation interests in the Swingline Loans as provided in Section 5.2(b), as such amounts may be reduced from time to time in accordance with the provisions hereof.

“Swingline Commitment Period”  Means the period from and including the Closing Date to but excluding the Development Line Termination Date.

“Swingline Committed Amount”  Shall mean the amount of the Swingline Lender’s Swingline Commitment as specified in Section 5.1.

“Swingline Exposure”  Shall mean with respect to any Lender, an amount equal to the Applicable Percentage of such Lender multiplied by the principal amount of outstanding Swingline Loans.

 “Swingline Lender” Shall mean RBS Citizens and any successor swingline lender.

“Swingline Loan”  Shall have the meaning set forth in Section 5.2.

“Swingline Loan Note”  Shall mean the promissory note of the Borrower in favor of the Swingline Lender evidencing the Swingline Loans provided pursuant to Section 5.2, as such promissory Note may be amended, modified, extended, restated, replaced, or supplemented form time to time.

“Taxes”  Shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Loan” As defined in Section 3.1 of this Agreement.

“Term Loans”  The Term Loan (as defined in Section 3.1 of this Agreement) and the Conversion Obligations.

“Term Loan Maturity Date”  April 15, 2018.

“Term Notes”  As defined in Section 3.1 of this Agreement.

  “Third Party Rent” All operating lease expense of any Person for any period paid to third parties which are not Affiliates of such Person.

“Type”  Shall mean, as to any Borrowing, its nature as an Alternate Base Rate Loan or LIBOR Rate Loan, as the case may be.

“U.S. Borrower”  Shall mean any Borrower that is a U.S. Person.

“U.S. Person”  Shall mean any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code.

“U.S. Tax Compliance Certificate”  Has the meaning assigned to such term in Section 7.7(F)(ii)(B)(iii).

“Wells Fargo”   Shall mean Wells Fargo Bank, N.A. a national banking association together with its successors and/or assigns.

“Withholding Agent”  Any Borrower and the Administrative Agent.

EXHIBIT 1
AUTHORIZED REPRESENTATIVES

1.	The Authorized Representative of the Borrowers shall be any one of the following parties acting individually or together:

a.	Ioana Ben-Ezra, Secretary for any Borrower corporation

b.	David Burke, Treasurer for any Borrower corporation

c.	Ioana Ben-Ezra, Secretary of AMC Wings, Inc. as the Manager of any Borrower limited liability company

d.	David Burke, Treasurer of AMC Wings, Inc. as the Manager of any Borrower limited liability company

EXHIBIT 3.1
TERM NOTE

$31,396,825.00	Boston, Massachusetts
April 15, 2013

FOR VALUE RECEIVED, the undersigned, each having a mailing address at 27680 Franklin Road Southfield, MI 48034 (each, a “Borrower” and collectively, the “Borrower”), hereby jointly and severally promise to pay to the order of RBS CITIZENS, N.A. (the “Lender”), the principal sum of Thirty-One Million Three Hundred Ninety-Six Thousand Eight Hundred Twenty-Five Million US Dollars (US $31,396,825.00).  All principal and accrued interest hereunder unless earlier due and payable shall be due and payable in full on the Term Loan Maturity Date.  All capitalized terms used in this Note shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement by and between Borrower, the Administrative Agent and the Lenders referred to therein, dated as of April 15, 2013 (the "Credit Agreement").

Principal shall be payable in the amounts and at the times set forth in the schedule attached as Exhibit 3.4 to the Credit Agreement.  Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum and at the times provided in the Credit Agreement.  Borrower shall pay interest on the unpaid principal balance hereof at the Default Rate as provided in the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

This Note is one of the Term Notes referred to in, and is entitled to the benefits of, the Loan Documents, including the representations, warranties, covenants, conditions and Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

Except as otherwise provided in the Credit Agreement, Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

This Note shall bind Borrower and its successors and permitted assigns, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns. All references herein to "Borrower" and "Lender" shall be deemed to apply to Borrower and Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall, for all purposes be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflict of laws provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has caused this Note to be executed by its duly authorized officer with the intention that it constitutes a sealed instrument.

[SIGNATURE PAGE FOLLOWS]

~ Signature page to $31,396,825.00 Term Note ~

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC	Flyer Enterprises, Inc.
Ansley Group, L.L.C.	Anker, Inc.
AMC Warren, LLC	TMA Enterprises of NOVI, Inc.
Buckeye Group, LLC	AMC Grand Blanc, Inc.
Buckeye Group II, LLC,	AMC Petoskey, Inc.
Each a Michigan Limited Liability Company	AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Crown Point, Inc.	AMC Chesterfield, Inc.
AMC Hobart, Inc.	AMC Marquette, Inc.
AMC Schererville, Inc.	MCA Enterprises Brandon, Inc.
AMC Valparaiso, Inc.	AMC North Port, Inc.
Indy/Michigan Road Inc.	AMC Riverview, Inc.
Avon Burgers, Inc.	Berkley Burgers, Inc.
Westfield Burgers, Inc.	Troy Burgers, Inc.
Avon Burgers Real Estate, Inc.	Ann Arbor Burgers, Inc.
AMC Hammond Inc.	AMC Traverse City, Inc.
each, an Indiana corporation	Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
AMC Lakeland, Inc.	Cascade Burgers, Inc.
AMC Sarasota, Inc.	East Lansing Burgers, Inc.
AMC Ft. Myers, Inc.	Bearcat Enterprises, Inc.
AMC Largo, Inc.	Shelby Township Burgers, Inc.
AMC Ybor, Inc.	AMC Detroit, Inc.
each, a Florida corporation	Bloomfield Burgers, Inc.
Holland Burgers, Inc.
AMC Calumet City, Inc.	Grandville Burgers, Inc.
AMC Homewood, Inc.	Chesterfield Township Burgers, Inc.
AMC Lansing, Inc.	Detroit Burgers, Inc.
AMC Lincoln Park, Inc.	Grand Rapids Burgers, Inc.
AMC Chicago, Inc.	AMC Sault Ste. Marie, Inc.
each, an Illinois corporation	AMC Lapeer, Inc.
each, a Michigan corporation

By:
Ioana Ben-Ezra, Secretary
of each of the above listed entities

EXHIBIT 3.1
TERM NOTE

$14,603,175.00	Boston, Massachusetts
April 15, 2013

FOR VALUE RECEIVED, the undersigned, each having a mailing address at 27680 Franklin Road Southfield, MI 48034 (each, a “Borrower” and collectively, the “Borrower”), hereby jointly and severally promise to pay to the order of Wells Fargo Bank, N.A. (the “Lender”), the principal sum of Fourteen Million Six Hundred Three Thousand One Hundred Seventy-Five US Dollars (US $14,603,175.00).  All principal and accrued interest hereunder unless earlier due and payable shall be due and payable in full on the Term Loan Maturity Date.  All capitalized terms used in this Note shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement by and between Borrower, the Administrative Agent and the Lenders referred to therein, dated as of April 15, 2013 (the "Credit Agreement").

Principal shall be payable in the amounts and at the times set forth in the schedule attached as Exhibit 3.4 to the Credit Agreement.  Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum and at the times provided in the Credit Agreement.  Borrower shall pay interest on the unpaid principal balance hereof at the Default Rate as provided in the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

This Note is one of the Term Notes referred to in, and is entitled to the benefits of, the Loan Documents, including the representations, warranties, covenants, conditions and Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

Except as otherwise provided in the Credit Agreement, Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

This Note shall bind Borrower and its successors and permitted assigns, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns. All references herein to "Borrower" and "Lender" shall be deemed to apply to Borrower and Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall, for all purposes be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflict of laws provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has caused this Note to be executed by its duly authorized officer with the intention that it constitutes a sealed instrument.

[SIGNATURE PAGE FOLLOWS]

~ Signature page to $14,603,175.00 Term Note ~

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC	Flyer Enterprises, Inc.
Ansley Group, L.L.C.	Anker, Inc.
AMC Warren, LLC	TMA Enterprises of NOVI, Inc.
Buckeye Group, LLC	AMC Grand Blanc, Inc.
Buckeye Group II, LLC,	AMC Petoskey, Inc.
Each a Michigan Limited Liability Company	AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Crown Point, Inc.	AMC Chesterfield, Inc.
AMC Hobart, Inc.	AMC Marquette, Inc.
AMC Schererville, Inc.	MCA Enterprises Brandon, Inc.
AMC Valparaiso, Inc.	AMC North Port, Inc.
Indy/Michigan Road Inc.	AMC Riverview, Inc.
Avon Burgers, Inc.	Berkley Burgers, Inc.
Westfield Burgers, Inc.	Troy Burgers, Inc.
Avon Burgers Real Estate, Inc.	Ann Arbor Burgers, Inc.
AMC Hammond Inc.	AMC Traverse City, Inc.
each, an Indiana corporation	Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
AMC Lakeland, Inc.	Cascade Burgers, Inc.
AMC Sarasota, Inc.	East Lansing Burgers, Inc.
AMC Ft. Myers, Inc.	Bearcat Enterprises, Inc.
AMC Largo, Inc.	Shelby Township Burgers, Inc.
AMC Ybor, Inc.	AMC Detroit, Inc.
each, a Florida corporation	Bloomfield Burgers, Inc.
Holland Burgers, Inc.
AMC Calumet City, Inc.	Grandville Burgers, Inc.
AMC Homewood, Inc.	Chesterfield Township Burgers, Inc.
AMC Lansing, Inc.	Detroit Burgers, Inc.
AMC Lincoln Park, Inc.	Grand Rapids Burgers, Inc.
AMC Chicago, Inc.	AMC Sault Ste. Marie, Inc.
each, an Illinois corporation	AMC Lapeer, Inc.
each, a Michigan corporation

By:
Ioana Ben-Ezra, Secretary
of each of the above listed entities

EXHIBIT 3.3
(TERM LOAN)
INITIAL NOTICE OF BORROWING

RBS Citizens, N.A.
28 State Street
Boston, MA 02109

Re:
Initial Request for a Borrowing in connection with that certain Amended and Restated Credit Agreement dated as of April 15, 2013 (the "Agreement"), between the Borrowers identified therein and RBS Citizens, N.A., a national banking association, and the other lenders parties thereto (the "Lenders"), as the same may be amended or restated from time to time.  Capitalized terms used but not defined herein shall have the meaning given to such terms in the Agreement.

The undersigned requests a Borrowing under the following $46,000,000.00 Term Loan:

1.	On April 15, 2013 (a Business Day);

2.	In the amount of $46,000,000.00;

3.	With an Interest Period of 1 month;

4.	Type of Loan: LIBOR Rate Loan

5.	The undersigned Borrowers hereby represent, warrant and certify to the Administrative Agent and the Lenders as follows:

(a)
All representations and warranties of the Borrowers in the Loan Documents are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the making of the requested Borrowing.

(b)
The Borrowers are in compliance in all material respects with all of their obligations, duties and covenants under the Loan Documents, including but not limited to the Financial Covenants set forth in Sections 12.5 and 12.6 of the Agreement.

(c)	No Default or Event of Default has occurred under the Loan Documents.

(d)	All conditions to the disbursement of funds requested herein, as set forth in Section 9 of the Agreement, have been fulfilled.

(e)	Since the Closing Date, no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect on any of the Borrowers or the Collateral.

(f)	Disbursement of the funds requested herein will not result in a violation of any of the Borrowers' financial covenants in any of the Loan Documents.

6.
The Borrowers certify that the statements made herein are, and the information in any documents submitted herewith is, true and has duly caused this Notice of Borrowing to be signed on its behalf by an authorized officer.

[SIGNATURE PAGE FOLLOWS]

~ Signature page to Initial Notice of Borrowing (Term Loan) by the Borrowers ~

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC	Flyer Enterprises, Inc.
Ansley Group, L.L.C.	Anker, Inc.
AMC Warren, LLC	TMA Enterprises of NOVI, Inc.
Buckeye Group, LLC	AMC Grand Blanc, Inc.
Buckeye Group II, LLC,	AMC Petoskey, Inc.
Each a Michigan Limited Liability Company	AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Crown Point, Inc.	AMC Chesterfield, Inc.
AMC Hobart, Inc.	AMC Marquette, Inc.
AMC Schererville, Inc.	MCA Enterprises Brandon, Inc.
AMC Valparaiso, Inc.	AMC North Port, Inc.
Indy/Michigan Road Inc.	AMC Riverview, Inc.
Avon Burgers, Inc.	Berkley Burgers, Inc.
Westfield Burgers, Inc.	Troy Burgers, Inc.
Avon Burgers Real Estate, Inc.	Ann Arbor Burgers, Inc.
AMC Hammond Inc.	AMC Traverse City, Inc.
each, an Indiana corporation	Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
AMC Lakeland, Inc.	Cascade Burgers, Inc.
AMC Sarasota, Inc.	East Lansing Burgers, Inc.
AMC Ft. Myers, Inc.	Bearcat Enterprises, Inc.
AMC Largo, Inc.	Shelby Township Burgers, Inc.
AMC Ybor, Inc.	AMC Detroit, Inc.
each, a Florida corporation	Bloomfield Burgers, Inc.
Holland Burgers, Inc.
AMC Calumet City, Inc.	Grandville Burgers, Inc.
AMC Homewood, Inc.	Chesterfield Township Burgers, Inc.
AMC Lansing, Inc.	Detroit Burgers, Inc.
AMC Lincoln Park, Inc.	Grand Rapids Burgers, Inc.
AMC Chicago, Inc.	AMC Sault Ste. Marie, Inc.
each, an Illinois corporation	AMC Lapeer, Inc.
each, a Michigan corporation

By:
Ioana Ben-Ezra, Secretary
of each of the above listed entities

EXHIBIT 3.3(i)
INDEMNITY LETTER FOR LIBOR RATE LOANS

Date:  April 15, 2013

To the Administrative Agent and the Lenders under the Credit Agreement referred to below.

Reference is made to the draft Credit Agreement dated as of April 15, 2013, by and among the undersigned borrowers (the “Borrowers”), the Lenders party thereto, RBS Citizens, N.A., as Administrative Agent and the other parties thereto (the “Credit Agreement”).  For convenience of reference, capitalized terms used herein without definition have the same meanings attributed thereto in the Credit Agreement.

The undersigned Borrowers have delivered to the Administrative Agent an executed Notice of Borrowing requesting LIBOR Rate Loans prior to execution of the Credit Agreement and the satisfaction or waiver of the conditions precedent to the extension of Credit set forth in Section 9 of the Credit Agreement.  (Execution of the Credit Agreement and satisfaction or waiver of the Section 9 conditions precedent are hereinafter referred to as the “Funding Requirements”.)  The undersigned acknowledges that (a) in order to accommodate the foregoing request, the Lenders are making funding arrangements for value on the requested date of the Borrowings, (b) there can be no assurance that the Funding Requirements will be satisfied, (c) the Lenders will not make such Loans unless the Funding Requirements are satisfied, and (d) if the Funding Requirements are not satisfied on or before the requested date of the Committed Borrowings, the Lenders may sustain funding losses as a result of such failure to close on such date.

In order to induce the Lenders to make the funding arrangements necessary to make the requested Loans, the undersigned agrees promptly upon demand to compensate each Lender and hold each Lender harmless from any loss, cost or expense (including the cost of counsel) which such Lender may incur (a) as a consequence of the failure to satisfy the Funding Requirements or to borrow from such Lender for any reason on the requested funding date or (b) in connection with the preparation, administration or enforcement of, or any dispute arising under, this Funding Indemnity Agreement.  For purposes of calculating amounts payable by the Borrower to any Lender under this paragraph, the provisions of Section 7.6 of the Credit Agreement shall apply (regardless of whether the Credit Agreement ever becomes effective).

This Funding Indemnity Agreement shall in all respects be governed by, and construed in accordance with, the law of the Commonwealth of Massachusetts without regard to the principles of conflicts of laws.

[SIGNATURE PAGE FOLLOWS]

~ Signature page to Indemnity Letter for LIBOR Rate Loans ~

IN WITNESS WHEREOF, the undersigned have caused this Funding Indemnity Agreement to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

TMA Enterprises of Ferndale, LLC	Flyer Enterprises, Inc.
Ansley Group, L.L.C.	Anker, Inc.
AMC Warren, LLC	TMA Enterprises of NOVI, Inc.
Buckeye Group, LLC	AMC Grand Blanc, Inc.
Buckeye Group II, LLC,	AMC Petoskey, Inc.
Each a Michigan Limited Liability Company	AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Crown Point, Inc.	AMC Chesterfield, Inc.
AMC Hobart, Inc.	AMC Marquette, Inc.
AMC Schererville, Inc.	MCA Enterprises Brandon, Inc.
AMC Valparaiso, Inc.	AMC North Port, Inc.
Indy/Michigan Road Inc.	AMC Riverview, Inc.
Avon Burgers, Inc.	Berkley Burgers, Inc.
Westfield Burgers, Inc.	Troy Burgers, Inc.
Avon Burgers Real Estate, Inc.	Ann Arbor Burgers, Inc.
AMC Hammond Inc.	AMC Traverse City, Inc.
each, an Indiana corporation	Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
AMC Lakeland, Inc.	Cascade Burgers, Inc.
AMC Sarasota, Inc.	East Lansing Burgers, Inc.
AMC Ft. Myers, Inc.	Bearcat Enterprises, Inc.
AMC Largo, Inc.	Shelby Township Burgers, Inc.
AMC Ybor, Inc.	AMC Detroit, Inc.
each, a Florida corporation	Bloomfield Burgers, Inc.
Holland Burgers, Inc.
AMC Calumet City, Inc.	Grandville Burgers, Inc.
AMC Homewood, Inc.	Chesterfield Township Burgers, Inc.
AMC Lansing, Inc.	Detroit Burgers, Inc.
AMC Lincoln Park, Inc.	Grand Rapids Burgers, Inc.
AMC Chicago, Inc.	AMC Sault Ste. Marie, Inc.
each, an Illinois corporation	AMC Lapeer, Inc.
each, a Michigan corporation

By:
Ioana Ben-Ezra, Secretary
of each of the above listed entities

EXHIBIT 3.4
TERM LOAN $46,000,000.00

PRINCIPAL REPAYMENT SCHEDULE

Principal Payment Date	Aggregate Principal Payment Amount under the Term Notes
Commencing May 15, 2013 and continuing on the 15th day of each succeeding calendar month up to and including April 15, 2018.	$547,619.05
April 15, 2018 (Term Loan Maturity Date).	All principal and interest outstanding under the Term Loan on such Date.

EXHIBIT 4.1
DEVELOPMENT LINE OF CREDIT NOTE

$10,238,095.00	Boston, Massachusetts
April 15, 2013

FOR VALUE RECEIVED, the undersigned, each having a mailing address at 27680 Franklin Road Southfield, MI 48034 (each, a “Borrower” and collectively, the “Borrower”), hereby jointly and severally promise to pay to the order of RBS CITIZENS, N.A. (the “Lender”), the lesser of: (a) the principal sum of Ten Million Two Hundred Thirty-Eight Thousand Ninety Five US Dollars (US $10,238,095.00), or (b) the aggregate unpaid principal balance of all Line Advances made by Lender to Borrower pursuant to the Credit Agreement dated as of the date hereof ("Credit Agreement"), by and between Borrower, the Administrative Agent and the Lenders. All capitalized terms used in this Note shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

Borrowers shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum and at the times provided in the Credit Agreement.  Borrowers shall pay principal and interest on the First Conversion Amount and Second Conversion Amount in the manner provided in the Credit Agreement. Borrower shall pay interest on the unpaid principal balance hereof at the Default Rate as provided in the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

This Note is one of the Development Line of Credit Notes referred to in, and is entitled to the benefits of, the Loan Documents, including the representations, warranties, covenants, conditions and Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

Except as otherwise provided in the Credit Agreement, Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

This Note shall bind Borrower and its successors and permitted assigns, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns. All references herein to "Borrower" and "Lender" shall be deemed to apply to Borrower and Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall, for all purposes be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its conflict of laws provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has caused this Note to be executed by its duly authorized officer with the intention that it constitutes a sealed instrument.

[SIGNATURE PAGE FOLLOWS]

~ Signature page to $10,238,095.00 Development Line Note ~

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC	Flyer Enterprises, Inc.
Ansley Group, L.L.C.	Anker, Inc.
AMC Warren, LLC	TMA Enterprises of NOVI, Inc.
Buckeye Group, LLC	AMC Grand Blanc, Inc.
Buckeye Group II, LLC,	AMC Petoskey, Inc.
Each a Michigan Limited Liability Company	AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Crown Point, Inc.	AMC Chesterfield, Inc.
AMC Hobart, Inc.	AMC Marquette, Inc.
AMC Schererville, Inc.	MCA Enterprises Brandon, Inc.
AMC Valparaiso, Inc.	AMC North Port, Inc.
Indy/Michigan Road Inc.	AMC Riverview, Inc.
Avon Burgers, Inc.	Berkley Burgers, Inc.
Westfield Burgers, Inc.	Troy Burgers, Inc.
Avon Burgers Real Estate, Inc.	Ann Arbor Burgers, Inc.
AMC Hammond Inc.	AMC Traverse City, Inc.
each, an Indiana corporation	Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
AMC Lakeland, Inc.	Cascade Burgers, Inc.
AMC Sarasota, Inc.	East Lansing Burgers, Inc.
AMC Ft. Myers, Inc.	Bearcat Enterprises, Inc.
AMC Largo, Inc.	Shelby Township Burgers, Inc.
AMC Ybor, Inc.	AMC Detroit, Inc.
each, a Florida corporation	Bloomfield Burgers, Inc.
Holland Burgers, Inc.
AMC Calumet City, Inc.	Grandville Burgers, Inc.
AMC Homewood, Inc.	Chesterfield Township Burgers, Inc.
AMC Lansing, Inc.	Detroit Burgers, Inc.
AMC Lincoln Park, Inc.	Grand Rapids Burgers, Inc.
AMC Chicago, Inc.	AMC Sault Ste. Marie, Inc.
each, an Illinois corporation	AMC Lapeer, Inc.
each, a Michigan corporation

By:
Ioana Ben-Ezra, Secretary
of each of the above listed entities

EXHIBIT 4.1
DEVELOPMENT LINE OF CREDIT NOTE

$4,761,905.00	Boston, Massachusetts
April 15, 2013

    FOR VALUE RECEIVED, the undersigned, each having a mailing address at 27680 Franklin Road Southfield, MI 48034 (each, a “Borrower” and collectively, the “Borrower”), hereby jointly and severally promise to pay to the order of WELLS FARGO BANK, N.A. (the “Lender”), the lesser of: (a) the principal sum of Four Million Seven Hundred Sixty-One Thousand Nine Hundred Five US Dollars (US $4,761,905.00), or (b) the aggregate unpaid principal balance of all Line Advances made by Lender to Borrower pursuant to the Credit Agreement dated as of the date hereof ("Credit Agreement"), by and between Borrower, the Administrative Agent and the Lenders. All capitalized terms used in this Note shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

Borrowers shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum and at the times provided in the Credit Agreement.  Borrowers shall pay principal and interest on the First Conversion Amount and Second Conversion Amount in the manner provided in the Credit Agreement.  Borrower shall pay interest on the unpaid principal balance hereof at the Default Rate as provided in the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

This Note is one of the Development Line of Credit Notes referred to in, and is entitled to the benefits of, the Loan Documents, including the representations, warranties, covenants, conditions and Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

Except as otherwise provided in the Credit Agreement, Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

This Note shall bind Borrower and its successors and permitted assigns, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns. All references herein to "Borrower" and "Lender" shall be deemed to apply to Borrower and Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall, for all purposes be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its conflict of laws provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has caused this Note to be executed by its duly authorized officer with the intention that it constitutes a sealed instrument.

[SIGNATURE PAGE FOLLOWS]

~ Signature page to $4,761,905.00 Development Line Note ~

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC	Flyer Enterprises, Inc.
Ansley Group, L.L.C.	Anker, Inc.
AMC Warren, LLC	TMA Enterprises of NOVI, Inc.
Buckeye Group, LLC	AMC Grand Blanc, Inc.
Buckeye Group II, LLC,	AMC Petoskey, Inc.
Each a Michigan Limited Liability Company	AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Crown Point, Inc.	AMC Chesterfield, Inc.
AMC Hobart, Inc.	AMC Marquette, Inc.
AMC Schererville, Inc.	MCA Enterprises Brandon, Inc.
AMC Valparaiso, Inc.	AMC North Port, Inc.
Indy/Michigan Road Inc.	AMC Riverview, Inc.
Avon Burgers, Inc.	Berkley Burgers, Inc.
Westfield Burgers, Inc.	Troy Burgers, Inc.
Avon Burgers Real Estate, Inc.	Ann Arbor Burgers, Inc.
AMC Hammond Inc.	AMC Traverse City, Inc.
each, an Indiana corporation	Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
AMC Lakeland, Inc.	Cascade Burgers, Inc.
AMC Sarasota, Inc.	East Lansing Burgers, Inc.
AMC Ft. Myers, Inc.	Bearcat Enterprises, Inc.
AMC Largo, Inc.	Shelby Township Burgers, Inc.
AMC Ybor, Inc.	AMC Detroit, Inc.
each, a Florida corporation	Bloomfield Burgers, Inc.
Holland Burgers, Inc.
AMC Calumet City, Inc.	Grandville Burgers, Inc.
AMC Homewood, Inc.	Chesterfield Township Burgers, Inc.
AMC Lansing, Inc.	Detroit Burgers, Inc.
AMC Lincoln Park, Inc.	Grand Rapids Burgers, Inc.
AMC Chicago, Inc.	AMC Sault Ste. Marie, Inc.
each, an Illinois corporation	AMC Lapeer, Inc.
each, a Michigan corporation

By:
Ioana Ben-Ezra, Secretary
of each of the above listed entities

EXHIBIT 4.3
(DEVELOPMENT LINE OF CREDIT LOAN)
NOTICE OF BORROWING

RBS Citizens, NA
28 State Street
Boston, MA 02109

Re:
Request for a Borrowing in connection with that certain Amended and Restated Credit Agreement dated as of April 15, 2013 (the "Agreement"), between the Borrowers and RBS Citizens, N.A., a national banking association, and the other lenders parties thereto (the "Lenders"), as the same may be amended or restated from time to time.  Capitalized terms used but not defined herein shall have the meaning given to such terms in the Agreement.

The undersigned requests a Borrowing under the Development Line of Credit Loan:

1.	On _______________________ (a Business Day);

2.	In the amount of $__________________;

3.	With an Interest Period of „ 1 month or „ 1 week (select one);

4.	Type of Loan (check one)

„     LIBOR Rate Loan

„     Alternate Base Rate Loan

„     Combination of Above (If so specify amount for each):

$________________ (LIBOR Rate Loan)

$________________ (Alternate Base Rate Loan)

5.	For the purpose of financing (check one):
„     BWW Development Advance

„     BD Development Advance

„     Real Estate Advance

6.	The aggregate of all Line Advances (including the requested advance and all outstanding Swingline Loans) is $______________.

7.	The amount is to be deposited into the following account:

Name on Account
(must be name of Borrower): ________________________________

Name of Bank: __________________________

Account No. ____________________________

Bank Address: __________________________

Routing No.: ___________________________

Contact Person (if any): ____________________________________

Special Instructions: _______________________________________

8.	The undersigned Borrowers hereby represent, warrant and certify to the Administrative Agent and the Lenders as follows:

(a)
All representations and warranties of Borrowers in the Loan Documents are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the making of the requested Borrowing.

(b)
The Borrowers are in compliance in all material respects with all of their obligations, duties and covenants under the Loan Documents, including but not limited to the Financial Covenants set forth in Sections 12.5 and 12.6 of the Agreement.

(c)	No Default or Event of Default has occurred under the Loan Documents.

(d)	All conditions to the disbursement of funds requested herein, as set forth in Section 9, 9.1, and 9.2 of the Agreement, have been fulfilled.

(e)	Since the Closing Date, no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect on any of the Borrowers or the Collateral.

(f)	Disbursement of the funds requested herein will not result in a violation of any of Borrowers' financial covenants in any of the Loan Documents.

9.
The Borrowers certify that the statements made herein are, and the information in any documents submitted herewith is, true and has duly caused this Notice of Borrowing to be signed on its behalf by an authorized officer.

[SIGNATURE PAGE FOLLOWS]

~ Signature page to Notice of Borrowing by the Borrowers ~

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC	Flyer Enterprises, Inc.
Ansley Group, L.L.C.	Anker, Inc.
AMC Warren, LLC	TMA Enterprises of NOVI, Inc.
Buckeye Group, LLC	AMC Grand Blanc, Inc.
Buckeye Group II, LLC,	AMC Petoskey, Inc.
Each a Michigan Limited Liability Company	AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Crown Point, Inc.	AMC Chesterfield, Inc.
AMC Hobart, Inc.	AMC Marquette, Inc.
AMC Schererville, Inc.	MCA Enterprises Brandon, Inc.
AMC Valparaiso, Inc.	AMC North Port, Inc.
Indy/Michigan Road Inc.	AMC Riverview, Inc.
Avon Burgers, Inc.	Berkley Burgers, Inc.
Westfield Burgers, Inc.	Troy Burgers, Inc.
Avon Burgers Real Estate, Inc.	Ann Arbor Burgers, Inc.
AMC Hammond Inc.	AMC Traverse City, Inc.
each, an Indiana corporation	Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
AMC Lakeland, Inc.	Cascade Burgers, Inc.
AMC Sarasota, Inc.	East Lansing Burgers, Inc.
AMC Ft. Myers, Inc.	Bearcat Enterprises, Inc.
AMC Largo, Inc.	Shelby Township Burgers, Inc.
AMC Ybor, Inc.	AMC Detroit, Inc.
each, a Florida corporation	Bloomfield Burgers, Inc.
Holland Burgers, Inc.
AMC Calumet City, Inc.	Grandville Burgers, Inc.
AMC Homewood, Inc.	Chesterfield Township Burgers, Inc.
AMC Lansing, Inc.	Detroit Burgers, Inc.
AMC Lincoln Park, Inc.	Grand Rapids Burgers, Inc.
AMC Chicago, Inc.	AMC Sault Ste. Marie, Inc.
each, an Illinois corporation	AMC Lapeer, Inc.
each, a Michigan corporation

By:
Ioana Ben-Ezra, Secretary
of each of the above listed entities

EXHIBIT 5.2
(FORM SWINGLINE LOAN NOTE)

April 15, 2013

FOR VALUE RECEIVED, the undersigned, each having a mailing address at 27680 Franklin Road Southfield, MI 48034 (each, a “Borrower” and collectively, the “Borrower”), hereby jointly and severally promise to pay on the Development Line Termination Date (as defined in the Credit Agreement defined below) to RBS CITIZENS, N.A., or its registered assigns (the “Swingline Lender”) at the office of RBS Citizens, N.A., in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all Swingline Loans made by the Swingline Lender to the undersigned pursuant to Section 5.2 of the Credit Agreement referred to below.  The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

This Swingline Loan Note is the Swingline Loan Note referred to in the Credit Agreement, dated as of April 15, 2013 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among the Borrower, the Administrative Agent, the Lenders and the Swingline Lender, and the holder is entitled to the benefits thereof.  Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Swingline Loan Note shall become, or may be declared to be, immediately due and payable, all as provided therein.  In the event this Swingline Loan Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys’ fees, all as and to the extent permitted under the Loan Documents.

All parties now and hereafter liable with respect to this Swingline Loan Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

This Swingline may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

THIS SWINGLINE LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

[SIGNATURE PAGE FOLLOWS]

~ Signature page to Swingline Note ~

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC	Flyer Enterprises, Inc.
Ansley Group, L.L.C.	Anker, Inc.
AMC Warren, LLC	TMA Enterprises of NOVI, Inc.
Buckeye Group, LLC	AMC Grand Blanc, Inc.
Buckeye Group II, LLC,	AMC Petoskey, Inc.
Each a Michigan Limited Liability Company	AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Crown Point, Inc.	AMC Chesterfield, Inc.
AMC Hobart, Inc.	AMC Marquette, Inc.
AMC Schererville, Inc.	MCA Enterprises Brandon, Inc.
AMC Valparaiso, Inc.	AMC North Port, Inc.
Indy/Michigan Road Inc.	AMC Riverview, Inc.
Avon Burgers, Inc.	Berkley Burgers, Inc.
Westfield Burgers, Inc.	Troy Burgers, Inc.
Avon Burgers Real Estate, Inc.	Ann Arbor Burgers, Inc.
AMC Hammond Inc.	AMC Traverse City, Inc.
each, an Indiana corporation	Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
AMC Lakeland, Inc.	Cascade Burgers, Inc.
AMC Sarasota, Inc.	East Lansing Burgers, Inc.
AMC Ft. Myers, Inc.	Bearcat Enterprises, Inc.
AMC Largo, Inc.	Shelby Township Burgers, Inc.
AMC Ybor, Inc.	AMC Detroit, Inc.
each, a Florida corporation	Bloomfield Burgers, Inc.
Holland Burgers, Inc.
AMC Calumet City, Inc.	Grandville Burgers, Inc.
AMC Homewood, Inc.	Chesterfield Township Burgers, Inc.
AMC Lansing, Inc.	Detroit Burgers, Inc.
AMC Lincoln Park, Inc.	Grand Rapids Burgers, Inc.
AMC Chicago, Inc.	AMC Sault Ste. Marie, Inc.
each, an Illinois corporation	AMC Lapeer, Inc.
each, a Michigan corporation

By:
Ioana Ben-Ezra, Secretary
of each of the above listed entities

EXHIBIT 5.2(a)
(SWINGLINE LOAN)
NOTICE OF BORROWING

RBS Citizens, NA
28 State Street
Boston, MA 02109

Re:
Request for a Borrowing in connection with that certain Swingline Loan pursuant to the Credit Agreement dated April 15, 2013 (the "Agreement"), between the undersigned (jointly and severally, the "Borrower'') and RBS Citizens, N.A., a national banking association ("Lender"), as the same may be amended or restated from time to time.  Capitalized Terms used but not defined herein shall have the meaning given to such terms in the Agreement.

The undersigned requests a Borrowing under the Swingline Loan:

1.	On _______________________ (a Business Day);

2.	In the amount of $__________________;

3.	With an Interest Period of 1 month;

4.	Type of Loan: LIBOR Advantage Loan

5.	The aggregate of all Swingline Loans (including the requested advance) is $______________.

6.	The amount is to be deposited into the following account:

Name on Account
(must be name of Borrower): ________________________________

Name of Bank: __________________________

Account No. ____________________________

Bank Address: __________________________

Routing No.: ___________________________

Contact Person (if any): ____________________________________

Special Instructions: _______________________________________

7.	The undersigned Borrowers hereby represent, warrant and certify to the Administrative Agent and the Lenders as follows:

(a)           All representations and warranties of Borrowers in the Loan Documents are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the making of the requested Borrowing.

(b)           The Borrowers are in compliance in all material respects with all of their obligations, duties and covenants under the Loan Documents, including but not limited to the Financial Covenants set forth in Sections 12.5 and 12.6 of the Agreement.

(c)           No Default or Event of Default has occurred under the Loan Documents.

(d)           All conditions to the disbursement of funds requested herein, as set forth in Sections 9, 9.1 and 9.2 of the Agreement have been fulfilled.

(e)           Since the Closing Date, no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect on any of the Borrowers or the Collateral.

(f)           Disbursement of the funds requested herein will not result in a violation of any of Borrowers' financial covenants in any of the Loan Documents.

8.
The Borrowers certify that the statements made herein are, and the information in any documents submitted herewith is, true and has duly caused this Notice of Borrowing to be signed on its behalf by an authorized officer.

[SIGNATURE PAGE FOLLOWS]

~ Signature page to Notice of Borrowing (Swingline Loan) ~

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC	Flyer Enterprises, Inc.
Ansley Group, L.L.C.	Anker, Inc.
AMC Warren, LLC	TMA Enterprises of NOVI, Inc.
Buckeye Group, LLC	AMC Grand Blanc, Inc.
Buckeye Group II, LLC,	AMC Petoskey, Inc.
Each a Michigan Limited Liability Company	AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Crown Point, Inc.	AMC Chesterfield, Inc.
AMC Hobart, Inc.	AMC Marquette, Inc.
AMC Schererville, Inc.	MCA Enterprises Brandon, Inc.
AMC Valparaiso, Inc.	AMC North Port, Inc.
Indy/Michigan Road Inc.	AMC Riverview, Inc.
Avon Burgers, Inc.	Berkley Burgers, Inc.
Westfield Burgers, Inc.	Troy Burgers, Inc.
Avon Burgers Real Estate, Inc.	Ann Arbor Burgers, Inc.
AMC Hammond Inc.	AMC Traverse City, Inc.
each, an Indiana corporation	Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
AMC Lakeland, Inc.	Cascade Burgers, Inc.
AMC Sarasota, Inc.	East Lansing Burgers, Inc.
AMC Ft. Myers, Inc.	Bearcat Enterprises, Inc.
AMC Largo, Inc.	Shelby Township Burgers, Inc.
AMC Ybor, Inc.	AMC Detroit, Inc.
each, a Florida corporation	Bloomfield Burgers, Inc.
Holland Burgers, Inc.
AMC Calumet City, Inc.	Grandville Burgers, Inc.
AMC Homewood, Inc.	Chesterfield Township Burgers, Inc.
AMC Lansing, Inc.	Detroit Burgers, Inc.
AMC Lincoln Park, Inc.	Grand Rapids Burgers, Inc.
AMC Chicago, Inc.	AMC Sault Ste. Marie, Inc.
each, an Illinois corporation	AMC Lapeer, Inc.
each, a Michigan corporation

By:
Ioana Ben-Ezra, Secretary
of each of the above listed entities

EXHIBIT 6.1
REVOLVING LINE OF CREDIT NOTE

$1,365,079.00	Boston, Massachusetts
April 15, 2013

FOR VALUE RECEIVED, the undersigned, each having a mailing address at 27680 Franklin Road Southfield, MI 48034 (each, a “Borrower” and collectively, the “Borrower”), hereby jointly and severally promise to pay to the order of RBS CITIZENS, N.A. (the “Lender”), the lesser of: (a) the principal sum of One Million Three Hundred Sixty-Five Thousand Seventy-Nine US Dollars (US $1,365,079.00), or (b) the aggregate unpaid principal balance of all Revolver Advances made by Lender to Borrowers pursuant to the Credit Agreement dated as of the date hereof ("Credit Agreement"), by and between Borrowers, Administrative Agent and the Lenders. All principal and accrued interest hereunder unless earlier due and payable shall be due and payable in full on the Revolving Line Termination Date.  All capitalized terms used in this Note shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum and at the times provided in the Credit Agreement.  Borrower shall pay interest on the unpaid principal balance hereof at the Default Rate as provided in the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

This Note is one of the Revolving Line of Credit Notes referred to in, and is entitled to the benefits of, the Loan Documents, including the representations, warranties, covenants, conditions and Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

Except as otherwise provided in the Credit Agreement, Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

This Note shall bind Borrower and its successors and permitted assigns, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns. All references herein to "Borrower" and "Lender" shall be deemed to apply to Borrower and Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall, for all purposes be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its conflict of laws provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has caused this Note to be executed by its duly authorized officer with the intention that it constitutes a sealed instrument.

[SIGNATURE PAGE FOLLOWS]

~ Signature page to $1,365,079.00 Revolving Note ~

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC	Flyer Enterprises, Inc.
Ansley Group, L.L.C.	Anker, Inc.
AMC Warren, LLC	TMA Enterprises of NOVI, Inc.
Buckeye Group, LLC	AMC Grand Blanc, Inc.
Buckeye Group II, LLC,	AMC Petoskey, Inc.
Each a Michigan Limited Liability Company	AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Crown Point, Inc.	AMC Chesterfield, Inc.
AMC Hobart, Inc.	AMC Marquette, Inc.
AMC Schererville, Inc.	MCA Enterprises Brandon, Inc.
AMC Valparaiso, Inc.	AMC North Port, Inc.
Indy/Michigan Road Inc.	AMC Riverview, Inc.
Avon Burgers, Inc.	Berkley Burgers, Inc.
Westfield Burgers, Inc.	Troy Burgers, Inc.
Avon Burgers Real Estate, Inc.	Ann Arbor Burgers, Inc.
AMC Hammond Inc.	AMC Traverse City, Inc.
each, an Indiana corporation	Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
AMC Lakeland, Inc.	Cascade Burgers, Inc.
AMC Sarasota, Inc.	East Lansing Burgers, Inc.
AMC Ft. Myers, Inc.	Bearcat Enterprises, Inc.
AMC Largo, Inc.	Shelby Township Burgers, Inc.
AMC Ybor, Inc.	AMC Detroit, Inc.
each, a Florida corporation	Bloomfield Burgers, Inc.
Holland Burgers, Inc.
AMC Calumet City, Inc.	Grandville Burgers, Inc.
AMC Homewood, Inc.	Chesterfield Township Burgers, Inc.
AMC Lansing, Inc.	Detroit Burgers, Inc.
AMC Lincoln Park, Inc.	Grand Rapids Burgers, Inc.
AMC Chicago, Inc.	AMC Sault Ste. Marie, Inc.
each, an Illinois corporation	AMC Lapeer, Inc.
each, a Michigan corporation

By:
Ioana Ben-Ezra, Secretary
of each of the above listed entities

EXHIBIT 6.1
REVOLVING LINE OF CREDIT NOTE

$634,921.00	Boston, Massachusetts
April 15, 2013

FOR VALUE RECEIVED, the undersigned, each having a mailing address at 27680 Franklin Road Southfield, MI 48034 (each, a “Borrower” and collectively, the “Borrower”), hereby jointly and severally promise to pay to the order of WELLS FARGO BANK, N.A. (the “Lender”), the lesser of: (a) the principal sum of Six Hundred Thirty-Four Thousand Nine Hundred Twenty-One US Dollars (US $634,921.00), or (b) the aggregate unpaid principal balance of all Revolver Advances made by Lender to Borrowers pursuant to the Credit Agreement dated as of the date hereof ("Credit Agreement"), by and between Borrowers, Administrative Agent and the Lenders. All principal and accrued interest hereunder unless earlier due and payable shall be due and payable in full on the Revolving Line Termination Date.  All capitalized terms used in this Note shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum and at the times provided in the Credit Agreement.  Borrower shall pay interest on the unpaid principal balance hereof at the Default Rate as provided in the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

This Note is one of the Revolving Line of Credit Notes referred to in, and is entitled to the benefits of, the Loan Documents, including the representations, warranties, covenants, conditions and Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

Except as otherwise provided in the Credit Agreement, Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

This Note shall bind Borrower and its successors and permitted assigns, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns. All references herein to "Borrower" and "Lender" shall be deemed to apply to Borrower and Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall, for all purposes be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its conflict of laws provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has caused this Note to be executed by its duly authorized officer with the intention that it constitutes a sealed instrument.

[SIGNATURE PAGE FOLLOWS]

~ Signature page to $634,921.00 Revolving Note ~

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC	Flyer Enterprises, Inc.
Ansley Group, L.L.C.	Anker, Inc.
AMC Warren, LLC	TMA Enterprises of NOVI, Inc.
Buckeye Group, LLC	AMC Grand Blanc, Inc.
Buckeye Group II, LLC,	AMC Petoskey, Inc.
Each a Michigan Limited Liability Company	AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Crown Point, Inc.	AMC Chesterfield, Inc.
AMC Hobart, Inc.	AMC Marquette, Inc.
AMC Schererville, Inc.	MCA Enterprises Brandon, Inc.
AMC Valparaiso, Inc.	AMC North Port, Inc.
Indy/Michigan Road Inc.	AMC Riverview, Inc.
Avon Burgers, Inc.	Berkley Burgers, Inc.
Westfield Burgers, Inc.	Troy Burgers, Inc.
Avon Burgers Real Estate, Inc.	Ann Arbor Burgers, Inc.
AMC Hammond Inc.	AMC Traverse City, Inc.
each, an Indiana corporation	Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
AMC Lakeland, Inc.	Cascade Burgers, Inc.
AMC Sarasota, Inc.	East Lansing Burgers, Inc.
AMC Ft. Myers, Inc.	Bearcat Enterprises, Inc.
AMC Largo, Inc.	Shelby Township Burgers, Inc.
AMC Ybor, Inc.	AMC Detroit, Inc.
each, a Florida corporation	Bloomfield Burgers, Inc.
Holland Burgers, Inc.
AMC Calumet City, Inc.	Grandville Burgers, Inc.
AMC Homewood, Inc.	Chesterfield Township Burgers, Inc.
AMC Lansing, Inc.	Detroit Burgers, Inc.
AMC Lincoln Park, Inc.	Grand Rapids Burgers, Inc.
AMC Chicago, Inc.	AMC Sault Ste. Marie, Inc.
each, an Illinois corporation	AMC Lapeer, Inc.
each, a Michigan corporation

By:
Ioana Ben-Ezra, Secretary
of each of the above listed entities

EXHIBIT 6.3
(REVOLVING LINE OF CREDIT LOAN)
NOTICE OF BORROWING

RBS Citizens, NA
28 State Street
Boston, MA 02109

Re:
Request for a Borrowing in connection with that certain Revolving Line of Credit Loan pursuant to the Credit Agreement dated April 15, 2013 (the "Agreement"), between the undersigned (jointly and severally, the "Borrower'') and RBS Citizens, N.A., a national banking association ("Lender"), as the same may be amended or restated from time to time.  Capitalized Terms used but not defined herein shall have the meaning given to such terms in the Agreement.

The undersigned requests a Borrowing under the Revolving Line of Credit Loan:

9.	On _______________________ (a Business Day);

10.	In the amount of $__________________;

11.	With an Interest Period of 1 month;

12.	Type of Loan (check one)

„     LIBOR Rate Loan

„     Alternate Base Rate Loan

„     Combination of Above (If so specify amount for each):

$________________ (LIBOR Rate Loan)

$________________ (Alternate Base Rate Loan)

13.	The aggregate of all Revolver Advances (including the requested advance) is $______________.

14.	The amount is to be deposited into the following account:

Name on Account
(must be name of Borrower): ________________________________

Name of Bank: __________________________

Account No. ____________________________

Bank Address: __________________________

Routing No.: ___________________________

Contact Person (if any): ____________________________________

Special Instructions: _______________________________________

15.	The undersigned Borrowers hereby represent, warrant and certify to the Administrative Agent and the Lenders as follows:

(g)           All representations and warranties of Borrowers in the Loan Documents are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the making of the requested Borrowing.

(h)           The Borrowers are in compliance in all material respects with all of their obligations, duties and covenants under the Loan Documents, including but not limited to the Financial Covenants set forth in Sections 12.5 and 12.6 of the Agreement.

(i)            No Default or Event of Default has occurred under the Loan Documents.

(j)            All conditions to the disbursement of funds requested herein, as set forth in Sections 9, 9.1 and 9.2 of the Agreement have been fulfilled.

(k)           Since the Closing Date, no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect on any of the Borrowers or the Collateral.

(l)            Disbursement of the funds requested herein will not result in a violation of any of Borrowers' financial covenants in any of the Loan Documents.

16.
The Borrowers certify that the statements made herein are, and the information in any documents submitted herewith is, true and has duly caused this Notice of Borrowing to be signed on its behalf by an authorized officer.

[SIGNATURE PAGE FOLLOWS]

~ Signature page to Notice of Borrowing ~

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC	Flyer Enterprises, Inc.
Ansley Group, L.L.C.	Anker, Inc.
AMC Warren, LLC	TMA Enterprises of NOVI, Inc.
Buckeye Group, LLC	AMC Grand Blanc, Inc.
Buckeye Group II, LLC,	AMC Petoskey, Inc.
Each a Michigan Limited Liability Company	AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Crown Point, Inc.	AMC Chesterfield, Inc.
AMC Hobart, Inc.	AMC Marquette, Inc.
AMC Schererville, Inc.	MCA Enterprises Brandon, Inc.
AMC Valparaiso, Inc.	AMC North Port, Inc.
Indy/Michigan Road Inc.	AMC Riverview, Inc.
Avon Burgers, Inc.	Berkley Burgers, Inc.
Westfield Burgers, Inc.	Troy Burgers, Inc.
Avon Burgers Real Estate, Inc.	Ann Arbor Burgers, Inc.
AMC Hammond Inc.	AMC Traverse City, Inc.
each, an Indiana corporation	Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
AMC Lakeland, Inc.	Cascade Burgers, Inc.
AMC Sarasota, Inc.	East Lansing Burgers, Inc.
AMC Ft. Myers, Inc.	Bearcat Enterprises, Inc.
AMC Largo, Inc.	Shelby Township Burgers, Inc.
AMC Ybor, Inc.	AMC Detroit, Inc.
each, a Florida corporation	Bloomfield Burgers, Inc.
Holland Burgers, Inc.
AMC Calumet City, Inc.	Grandville Burgers, Inc.
AMC Homewood, Inc.	Chesterfield Township Burgers, Inc.
AMC Lansing, Inc.	Detroit Burgers, Inc.
AMC Lincoln Park, Inc.	Grand Rapids Burgers, Inc.
AMC Chicago, Inc.	AMC Sault Ste. Marie, Inc.
each, an Illinois corporation	AMC Lapeer, Inc.
each, a Michigan corporation

By:
Ioana Ben-Ezra, Secretary
of each of the above listed entities

EXHIBIT 7.1(b)
NOTICE OF CONVERSION

RBS Citizens, N.A.
28 State Street
Boston, MA 02109

Re:
Request for a Conversion in connection with that certain Credit Agreement dated as of April 15, 2013 (the "Agreement"), between the Borrowers identified therein and RBS Citizens, N.A., a national banking association, and the other lenders parties thereto (the "Lenders"), as the same may be amended or restated from time to time.  Capitalized terms used but not defined herein shall have the meaning given to such terms in the Agreement.

A.	The undersigned requests the following under the following Loan Facility (check one):
„     $46,000,000.00                Term Loan

„     $15,000,000.00                Development Line of Credit Loan

„     $2,000,000.00                 Revolving Line of Credit Loan

„     $1,000,000.00                 Swingline Loan

„     First Conversion Amount

„     Second Conversion Amount

1	On _______________________ (a Business Day);

2	Convert the LIBOR Rate Loan in the amount of $__________ to an Alternate Base Rate Loan in the Amount of $_____________.

3	Convert the Alternate Base Rate Loan in the amount of $__________ to an LIBOR Rate Loan in the Amount of $_____________.

4	The undersigned Borrowers hereby represent, warrant and certify to the Administrative Agent and the Lenders as follows:

(a)           All representations and warranties of the Borrowers in the Loan Documents are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the making of the requested Borrowing.

(b)          The Borrowers are in compliance in all material respects with all of their obligations, duties and covenants under the Loan Documents, including but not limited to the Financial Covenants set forth in Sections 12.5 and 12.6 of the Agreement.

(c)           No Default or Event of Default has occurred under the Loan Documents.

(d)           All conditions to the disbursement of funds requested herein, as set forth in Sections 9, 9.1, and 9.2 of the Agreement, have been fulfilled.

(e)           Since the Closing Date, no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect on any of the Borrowers or the Collateral.

(f)           Disbursement of the funds requested herein will not result in a violation of any of the Borrowers' financial covenants in any of the Loan Documents.

5
The Borrowers certify that the statements made herein are, and the information in any documents submitted herewith is, true and has duly caused this Notice of Borrowing to be signed on its behalf by an authorized officer.

[SIGNATURE PAGE FOLLOWS]

~ Signature page to Notice of Conversion ~

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC	Flyer Enterprises, Inc.
Ansley Group, L.L.C.	Anker, Inc.
AMC Warren, LLC	TMA Enterprises of NOVI, Inc.
Buckeye Group, LLC	AMC Grand Blanc, Inc.
Buckeye Group II, LLC,	AMC Petoskey, Inc.
Each a Michigan Limited Liability Company	AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Crown Point, Inc.	AMC Chesterfield, Inc.
AMC Hobart, Inc.	AMC Marquette, Inc.
AMC Schererville, Inc.	MCA Enterprises Brandon, Inc.
AMC Valparaiso, Inc.	AMC North Port, Inc.
Indy/Michigan Road Inc.	AMC Riverview, Inc.
Avon Burgers, Inc.	Berkley Burgers, Inc.
Westfield Burgers, Inc.	Troy Burgers, Inc.
Avon Burgers Real Estate, Inc.	Ann Arbor Burgers, Inc.
AMC Hammond Inc.	AMC Traverse City, Inc.
each, an Indiana corporation	Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
AMC Lakeland, Inc.	Cascade Burgers, Inc.
AMC Sarasota, Inc.	East Lansing Burgers, Inc.
AMC Ft. Myers, Inc.	Bearcat Enterprises, Inc.
AMC Largo, Inc.	Shelby Township Burgers, Inc.
AMC Ybor, Inc.	AMC Detroit, Inc.
each, a Florida corporation	Bloomfield Burgers, Inc.
Holland Burgers, Inc.
AMC Calumet City, Inc.	Grandville Burgers, Inc.
AMC Homewood, Inc.	Chesterfield Township Burgers, Inc.
AMC Lansing, Inc.	Detroit Burgers, Inc.
AMC Lincoln Park, Inc.	Grand Rapids Burgers, Inc.
AMC Chicago, Inc.	AMC Sault Ste. Marie, Inc.
each, an Illinois corporation	AMC Lapeer, Inc.
each, a Michigan corporation

By:
Ioana Ben-Ezra, Secretary
of each of the above listed entities

EXHIBIT 7.1(c)
NOTICE OF EXTENSION/INTEREST PERIOD CHANGE (DLOC)

RBS Citizens, N.A.
28 State Street
Boston, MA 02109

Re:
Request for an Extension/Interest Period Change in connection with that certain Development Line of Credit Loan under the Credit Agreement dated as of April 15, 2013 (the "Agreement"), between the Borrowers identified therein and RBS Citizens, N.A., a national banking association, and the other lenders parties thereto (the "Lenders"), as the same may be amended or restated from time to time.  Capitalized terms used but not defined herein shall have the meaning given to such terms in the Agreement.

The undersigned requests the following under the following with respect to the
$15,000,000.00 Development Line of Credit Loan:

1	On _______________________ (a Business Day);

2	Change the Interest Period now applicable to the LIBOR Rate Loan in the amount of $__________ ending on _____________ to an Interest Period of ____________.

The undersigned Borrowers hereby represent, warrant and certify to the Administrative Agent and the Lenders as follows:

(a)           All representations and warranties of the Borrowers in the Loan Documents are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the making of the requested Borrowing.

(b)           The Borrowers are in compliance in all material respects with all of their obligations, duties and covenants under the Loan Documents, including but not limited to the Financial Covenants set forth in Sections 12.5 and 12.6 of the Agreement.

(c)           No Default or Event of Default has occurred under the Loan Documents.

(d)           All conditions to the disbursement of funds requested herein, as set forth in Sections 9, 9.1 and 9.2 of the Agreement, have been fulfilled.

(e)           Since the Closing Date, no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect on any of the Borrowers or the Collateral.

(f)           Disbursement of the funds requested herein will not result in a violation of any of the Borrowers' financial covenants in any of the Loan Documents.

3
The Borrowers certify that the statements made herein are, and the information in any documents submitted herewith is, true and has duly caused this Notice of Borrowing to be signed on its behalf by an authorized officer.

[SIGNATURE PAGE FOLLOWS]

~ Signature page to Notice of Extension/Interest Period Change (DLOC) ~

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC	Flyer Enterprises, Inc.
Ansley Group, L.L.C.	Anker, Inc.
AMC Warren, LLC	TMA Enterprises of NOVI, Inc.
Buckeye Group, LLC	AMC Grand Blanc, Inc.
Buckeye Group II, LLC,	AMC Petoskey, Inc.
Each a Michigan Limited Liability Company	AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Crown Point, Inc.	AMC Chesterfield, Inc.
AMC Hobart, Inc.	AMC Marquette, Inc.
AMC Schererville, Inc.	MCA Enterprises Brandon, Inc.
AMC Valparaiso, Inc.	AMC North Port, Inc.
Indy/Michigan Road Inc.	AMC Riverview, Inc.
Avon Burgers, Inc.	Berkley Burgers, Inc.
Westfield Burgers, Inc.	Troy Burgers, Inc.
Avon Burgers Real Estate, Inc.	Ann Arbor Burgers, Inc.
AMC Hammond Inc.	AMC Traverse City, Inc.
each, an Indiana corporation	Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
AMC Lakeland, Inc.	Cascade Burgers, Inc.
AMC Sarasota, Inc.	East Lansing Burgers, Inc.
AMC Ft. Myers, Inc.	Bearcat Enterprises, Inc.
AMC Largo, Inc.	Shelby Township Burgers, Inc.
AMC Ybor, Inc.	AMC Detroit, Inc.
each, a Florida corporation	Bloomfield Burgers, Inc.
Holland Burgers, Inc.
AMC Calumet City, Inc.	Grandville Burgers, Inc.
AMC Homewood, Inc.	Chesterfield Township Burgers, Inc.
AMC Lansing, Inc.	Detroit Burgers, Inc.
AMC Lincoln Park, Inc.	Grand Rapids Burgers, Inc.
AMC Chicago, Inc.	AMC Sault Ste. Marie, Inc.
each, an Illinois corporation	AMC Lapeer, Inc.
each, a Michigan corporation

By:
Ioana Ben-Ezra, Secretary
of each of the above listed entities

EXHIBIT 8.1
AUTOMATED CLEARING HOUSE “ACH” AUTHORIZATION

RBS Citizens, N.A.
28 State Street, 14th Floor
Boston, MA 02109
Telephone:  ____________
Fax:  __________________

RE:           Name of Depository: _____________________________________________
Depository Address: _____________________________________________
ABA Routing/Transit #: _________________
Account Name: _________________________
Account Number: _______________________

The undersigned obligor hereby authorizes RBS Citizens, N.A., or its affiliates and successors and assigns (“Lender”) to initiate debit entries to the account indicated below, at the financial organization named below (“Depository”) for regularly scheduled payments due to Lender under those certain agreements by the undersigned obligor in favor of Lender (“Payment Obligations”).  This Authorization is effective immediately from the date hereof and will remain in full force and effect on each current and subsequently established account until all Payment Obligations are paid in full or until Lender has received written notification from the undersigned of its termination in such time and manner as to afford Lender and the Depository a   reasonable opportunity to act upon it.

OBLIGORS:

Flyer Enterprises, Inc., Anker, Inc., TMA Enterprises of Novi, Inc., AMC Grand Blanc, Inc., AMC Petoskey, Inc., AMC Troy, Inc., AMC Flint, Inc., AMC Port Huron, Inc., AMC Chesterfield, Inc., AMC Marquette, Inc., MCA Enterprises Brandon, Inc., AMC North Port, Inc., AMC Riverview, Inc., Berkley Burgers, Inc., Troy Burgers, Inc., Ann Arbor Burgers, Inc., AMC Traverse City, Inc., Brighton Burgers, Inc., Cascade Burgers Real Estate, Inc., Cascade Burgers, Inc., East Lansing Burgers, Inc., Bearcat Enterprises, Inc., Chesterfield Township Burgers, Inc., Detroit Burgers, Inc., Grand Rapids Burgers, Inc., AMC Sault Ste. Marie, Inc., AMC Lapeer, Inc., TMA Enterprises of Ferndale, LLC, AMC Warren, LLC, Buckeye Group, LLC, Buckeye Group II, LLC, AMC Lakeland, Inc., AMC Sarasota, Inc., AMC Ft. Myers, Inc., AMC Ybor, Inc., Shelby Township Burgers, Inc., AMC Detroit, Inc., AMC Largo, Inc., Bloomfield Burgers, Inc., Holland Burgers, Inc., Grandville Burgers, Inc., Ansley Group, L.L.C., Indy/Michigan Road Inc., Avon Burgers, Inc., Avon Burgers Real Estate, Inc., Westfield Burgers, Inc., AMC Calumet City, Inc., AMC Homewood, Inc., AMC Lansing, Inc., AMC Lincoln Park, Inc., AMC Crown Point, Inc., AMC Hobart, Inc., AMC Schererville, Inc., AMC Valparaiso, Inc., AMC Hammond Inc. and AMC Chicago, Inc.

Authorized Signature	Date

Authorized Signature (if two signatures required)	Date

EXHIBIT 9.1(v)
JOINDER AGREEMENT

THIS JOINDER AGREEMENT ("Agreement") is made effective as of _________ __, 20__, by and among the borrowing entities identified on Exhibit A attached hereto (jointly and severally, "Borrower"), and RBS Citizens,  N.A., a national banking association (together with its successors and assigns, "Lender").  Capitalized terms used but not defined in this Agreement shall have the meanings assigned to such terms in the Credit Agreement and the Loan Documents identified in the Credit Agreement, as each may be amended from time to time.

Reference is made to: Amended and Restated Credit  Agreement  (the  "Credit  Agreement")  dated  as  of April 15, 2013 as the same may be amended from time to time, by and among Borrower and Lender, and the Loan Documents identified in such Credit Agreement  ("Credit  Documents"),  including,  without  limitation,  the Term Notes in the original principal amount of $46,000,000.00, the Development Line of Credit Note in the original principal amount of $15,000,000.00, the Revolving Line of Credit Note in the original principal amount of $2,000,000.00, and the Swingline Notes (each as defined in the Credit Agreement) as each of the same may be amended from time to time.

Each of the loans or lines of credit identified in the Credit Documents are herein individually or collectively referred to as the "Loan".

In connection with any Loan made pursuant to the Credit Documents, new borrowers may be added to the borrowing group and such new borrowers need to be bound by the terms of the Credit Documents.

The undersigned has had opportunity to review the Credit Documents and understands the contents thereof.

NOW, THEREFORE, by executing this Joinder Agreement, the undersigned hereby agrees to be bound by the terms of the Credit Documents as if it was an original signatory  to  the  Credit Documents, and  shall  be  deemed  to  be  a  Borrower  under the Credit Documents and a Borrower under the Credit Agreement.  Not in limitation of the foregoing, the undersigned hereby grants Lender, as secured party, a first priority security interest in all Collateral owned or possessed by the undersigned.  The undersigned agrees to take any and all necessary or advisable actions to perfect the security interests granted under the Security Agreement and to protect the Collateral.

[No further text on this page.]

IN  WITNESS  WHEREOF,  the   undersigned  has  executed  this  Joinder Agreement as of the date first above written.

(Company Name)
a (State) corporation

By:
Name:
Its:

Each  of the  undersigned guarantors (each, a "Guarantor'') under the Loan hereby acknowledges and agrees to the addition of the above-identified entity as a Borrower under the Credit Documents and a Borrower under the Credit Agreement and further agrees to guaranty the obligations of such Borrower.

DIVERSIFIED RESTAURANT HOLDINGS, INC.,
a Nevada corporation

AMC GROUP, INC. AMC WINGS, INC. AMC BURGERS, INC.
BAGGER DAVE'S FRANCHISING CORPORATION
each, a Michigan

By:
Name:
Title:

EXHIBIT A
Flyer Enterprises, Inc.
Anker, Inc.
TMA Enterprises of NOVI, Inc.
AMC Grand Blanc, Inc.
AMC Petoskey, Inc.
AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Chesterfield, Inc.
AMC Marquette, Inc.
MCA Enterprises Brandon, Inc.
AMC North Port, Inc.
AMC Riverview, Inc.
Berkley Burgers, Inc.
Troy Burgers, Inc.
Ann Arbor Burgers, Inc.
AMC Traverse City, Inc.
Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
Cascade Burgers, Inc.
East Lansing Burgers, Inc.
Bearcat Enterprises, Inc.
Shelby Township Burgers, Inc.
AMC Detroit, Inc.
Bloomfield Burgers, Inc.
Holland Burgers, Inc.
Grandville Burgers, Inc.
Chesterfield Township Burgers, Inc.
Detroit Burgers, Inc.
Grand Rapids Burgers, Inc.
AMC Sault Ste. Marie, Inc.
AMC Lapeer, Inc.
each, a Michigan corporation

TMA Enterprises of Ferndale, LLC
Ansley Group, L.L.C.
AMC Warren, LLC
Buckeye Group, LLC
Buckeye Group II, LLC
each, a Michigan limited liability company
AMC Crown Point, Inc.
AMC Hobart, Inc.
AMC Schererville, Inc.
AMC Valparaiso, Inc.
Indy/Michigan Road Inc.
Avon Burgers, Inc.
Westfield Burgers, Inc.
Avon Burgers Real Estate, Inc.
AMC Hammond Inc.
each, an Indiana corporation
AMC Lakeland, Inc.
AMC Sarasota, Inc.
AMC Ft. Myers, Inc.
AMC Largo, Inc.
AMC Ybor, Inc.
each, a Florida corporation
AMC Calumet City, Inc.
AMC Homewood, Inc.
AMC Lansing, Inc.
AMC Lincoln Park, Inc.
AMC Chicago, Inc.
each, an Illinois corporation

EXHIBIT 11.4
COVENANT COMPLIANCE CERTIFICATE

This certificate is given by Ioana Ben-Ezra, the Secretary of the Borrowers (which are Corporations) and Treasurer of AMC Wings, Inc. as Manager of the Borrowers (which are Limited Liability Companies (together the “Borrowers”) pursuant to Section 11.4 of the Amended and Restated Credit Agreement dated April 15, 2013, by and among the Borrowers and RBS Citizens, N.A, as Administrative Agent for itself and on behalf of the Lenders and the Swingline Lender (as may be amended from time to time, the “Credit Agreement”).  Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

The undersigned hereby certifies to the Administrative Agent, the Lenders and the Swingline Lender as follows:

(a)	All representations and warranties of Borrowers in the Loan Documents are true and correct in all material respects as of the date hereof.

(b)	Borrowers are in compliance in all material respects with all of its obligations, duties and covenants under the Loan Documents.

(c)	No event has occurred which, with the passage of time and/or the giving of notice, would constitute an Event of Default under the Loan Documents.

(d)
Since the Closing Date, no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect on any of the Borrowers, the business of the Borrowers, Guarantors or Premises.

(e)
Borrower is in compliance with the covenants contained in Section 12 of the Credit Agreement as demonstrated by the calculation of such covenants below.  In calculating the covenants below, the Debt Service Coverage Ratio and the Lease Adjusted Leverage Ratio will be modified so that calculation of such ratios will not include results from Businesses open for a period less than twelve (12) months.  In addition all figures for businesses in their second (2nd) year of operation will be adjusted so that such figures are tested on annualized basis rather than a trailing twelve (12) month basis.

Debt Service Covenant:

Loan Parties shall cause to be maintained as of the end of each fiscal quarter a Debt Service Coverage Ratio of the Loan Parties on a consolidated basis for the trailing twelve (12) month period of greater than or equal to 1.20 to 1.0.

Lease Adjusted Leverage Ratio Covenant (quarterly basis):

Loan Parties shall not cause the Lease Adjusted Leverage Ratio of the Loan Parties on a consolidated basis to be greater than the Applicable Ratio, said ratio to be tested on a quarterly basis for the trailing twelve (12) month period.  “Applicable Ratio” shall mean 5.50:1.00 for calculations made on or before June 30, 2014; 5.00:1.00 for calculations made after June 30, 2014 and on or before June 30, 2015; and 4.50:1.00 for calculations made thereafter.

CALCULATIONS

Debt Service Coverage Ratio

(a) EBITDA (on a consolidated basis calculated on a trailing twelve (12) month period)

(b) PLUS: Pre-opening Expenses

(c) LESS: cash taxes

(d) LESS: maintenance capital expenditures ($10,000.00 per store per year)

(e) LESS: Distributions

(f) Plus/Minus: Change in amount of stockholder/member/intercompany Notes

(A) Subtotal plus as applicable, (a) plus (b) minus (c) minus (d) minus (e) minus/plus (as applicable) (f)

(B) Interest Expense and scheduled principal payments on long term debt and current portion of Capital Lease obligations

Debt Service Coverage Ratio: (A) divided by (B)

Lease Adjusted Leverage Ratio

(1) Total Funded Debt, adjusted for New Unit Development (including pro rata advances under the Development Line of Credit Loan)

(2) Third Party Rent for the twelve (12) month period ending on such date multiplied by eight (8)

(A) Subtotal (1) plus (2)

(B) EBITDAR = EBITDA + Pre-opening Expenses and Third Party Rent for the twelve (12) month period ending on such date

Lease Adjusted Leverage Ratio: (A) divided by (B)

Date:	FLYER ENTERPRISES, INC.
(and the other Borrowers (which are Corporations),

By:
Ioana Ben-Ezra, Secretary

Date:	BUCKEYE GROUP, LLC,
(and the other Borrowers (which are Limited Liability Companies)
By: AMC WINGS, INC., their Manager

By:
Ioana Ben-Ezra, Secretary

EXHIBIT 12.1
INDEBTEDNESS

Creditor - Debtor	Date	Maximum Principal Amount	Approximate Current Principal Amount
Bank of America – MCA Enterprises Brandon, Inc.	June 23, 2010	$1,150,000.00	$1,075,194.08
US Small Business Administration – MCA Enterprises Brandon, Inc.	August 11, 2010	$927,000.00	$840,245.63

EXHIBIT 16.10
FORM OF BANK PRODUCT PROVIDER NOTICE

EXHIBIT 18.7
FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an]  “Assignor”) and [the][each] Assignee identified in item 2 below ([the][each, an] "Assignee"). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees] hereunder are several and not joint.]. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by Agent as contemplated below (i) all of [the Assignor's][the respective Assignors'] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as, [the][an] “Assigned Interest”).  Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.           Assignor[s]:    ______________________________

2.           Assignee[s]:    ______________________________ for each Assignee, indicate Affiliate of [identify Lender]]

3.           Borrower(s):    ______________________________

4.           Administrative Agent: RBS Citizens, N. A., as the administrative agent under the Credit Agreement

5.           Credit Agreement: [Amended and Restated Credit Agreement, dated as of April __, 2013, among  ________________, the Lenders from time to time party thereto, RBS Citizens, N.A., as Administrative Agent]

6.           Assigned Interest[s]:

Assignor[s]	Assignee[s]	Facility Assigned	Aggregate Amount of Commitment/ Loans for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/ Loans		CUSIP No.

			$	$		%
			$	$		%
			$	$		%

[7.           Trade Date:    __________________]

Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:

Name:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:

Name:
Title:

[Consented to and] Accepted:
RBS Citizens, N.A., as

Administrative Agent

By:

Name:
Title:

[Consented to:]

By:

Name:
Title:

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.              Representations and Warranties.

1.1.           Assignor.  [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.           Assignee.  [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 18.7 of the Credit Agreement (subject to such consents, if any, as may be required under Section 18.7 of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, and (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 11.4 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest  (vi) it has independently and without reliance upon Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.             Payments.  From and after the Effective Date, Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3.             General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the Commonwealth of Massachusetts.

SCHEDULE A
LEASEHOLD PREMISES

1.	1600 E. Summit Street, Crown Point, IN 45307
2.	17510 Halsted Street, Homewood, IL 60430
3.	1250 Torrence Avenue, Calumet City, IL 60409
4.	2464-2466 N. Lincoln Avenue, Chicago, IL 60614
5.	1200 U.S. Highway 41, Schererville, IN 46375
6.	212 East Lincoln Way, Valparaiso, IN 46383
7.	3720 Ridge Road, Lansing, IL 60414
8.	2515 Southlake Mall Drive, Hobart, IN 46342
9.	1832 North Clybourn Avenue, Chicago, IL 60614

FEE PREMISES

1.	15745 15 Mile Road, Clinton Township, MI 48035
2.	2817 Kraft Avenue, S.E., Grand Rapids, MI 49512
3.	9646 E. US Highway 36, Avon, IN 46123

SCHEDULE 2.1
COMMITMENTS
AND APPLICABLE PERCENTAGES

Bank	Applicable Percentage	Term Loan	Development Line of Credit Loan	Revolving Line of Credit Loan	Total Commitment
RBS Citizens, N.A.	68.3%	$31,396,825.00	$10,238,095.00	$1,365,079.00	$43,000,000.00
Wells Fargo Bank, N.A.	31.7%	$14,603,175.00	$4,761,905.00	$634,921.00	$20,000,00.00

Totals	100.00%	$46,000,000.00	$15,000,000.00	$2,000,000.00	$63,000,000.00

SCHEDULE 9.1(xii)
SCHEDULE OF PROPERTIES

1250 Torrence Avenue, Calumet, IL
1600 E. Summit Street, Crown Point, IN
2515 Southlake Mall Drive, Hobart, IN
17510 Halsted, Homewood, IL
3720 Ridge Road, Lansing, IL
2464-2466 N. Lincoln Avenue, Chicago, IL
2468 N. Lincoln Avenue, Chicago, IL
1200 U.S. 41, Schererville, IN
212 East Lincoln Way, Valparaiso, IN
2972 Coolidge Highway Berkeley, MI 48072
110 E. Grand River, Brighton, MI 48116
15745 15 Mile Road, Clinton Township, MI 48035
9390 Dynasty Drive, #101, Fort Myers, FL 33905
4355 24th Avenue, Ste. 1, Port Huron, MI 48059
4067 Clark Road, Sarasota, FL 34233
3480 S. Airport Road, Traverse City, MI 49684
1873 East Big Beaver Road, Troy, MI
29287 Mound Road, Warren, MI 48092

183